Mutual Funds

Prospectus

January 30, 2015, as supplemented December 1, 2015

Class / Ticker Symbol
Fund Name	Class A	Class C	Class I

Nuveen Gresham Diversified Commodity Strategy Fund	NGVAX	NGVCX	NGVIX
Nuveen Gresham Long/Short Commodity Strategy Fund	NGSAX	NGSCX	NGSIX

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

NOT FDIC OR GOVERNMENT INSURED     MAY LOSE VALUE     NO BANK GUARANTEE

Section 1    Fund Summaries

Nuveen Gresham Diversified Commodity Strategy Fund

Investment Objective

The investment objective of the Fund is to seek attractive total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 32 of the Fund’s prospectus, “How to Reduce Your Sales Charge” on page 34 of the prospectus and “Purchase and Redemption of Fund Shares” on page S-60 of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Exchange Fee	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	$15

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I
Management Fees	0.97%	0.97%	0.97%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses of the Fund	0.47%	0.53%	0.55%
Expenses of the Subsidiary	0.31%	0.31%	0.31%
Total Annual Fund Operating Expenses	2.00%	2.81%	1.83%
Fee Waivers and/or Expense Reimbursements[3]	(0.68)%	(0.74)%	(0.76)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.32%	2.07%	1.07%
1	The contingent deferred sales charge on Class C shares applies only to redemptions within 12 months of purchase.
2	Fee applies to the following types of accounts under $1,000 held directly with the Fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).
3	The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through September 30, 2016 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.10% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to its expiration only with the approval of the Board of Trustees of the Fund.

Section 1    Fund Summaries

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that the contractual fee waivers currently in place are not renewed beyond September 30, 2016. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption			No Redemption
	A	C	I	A	C	I
1 Year	$702	$210	$109	$702	$210	$109
3 Years	$1,061	$752	$450	$1,061	$752	$450
5 Years	$1,490	$1,373	$870	$1,490	$1,373	$870
10 Years	$2,681	$3,046	$2,042	$2,681	$3,046	$2,042

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests primarily in a diversified portfolio of commodity futures contracts and fixed income investments. The Fund’s investment strategy has two elements:

•

A portfolio of exchange-traded commodity futures contracts providing long-only exposure to all principal groups in the global commodity markets which is actively managed by Gresham Investment Management LLC’s Near Term Active division (“Gresham”), a sub-adviser to the Fund, pursuant to its proprietary Tangible Asset Program® (referred to herein as “TAP®”); and

•

A portfolio of cash equivalents, U.S. government securities and other high-quality short-term debt securities which is actively managed by Nuveen Asset Management, LLC (“Nuveen Asset Management”), the Fund’s other sub-adviser.

Commodity Investments. The Fund invests in a diversified portfolio of exchange-traded commodity futures contracts with an aggregate value substantially equal to the Fund’s net assets. The Fund invests in futures contracts in the six principal commodity groups in the global commodities markets: energy; industrial metals; agriculture; precious metals; foods and fibers; and livestock. The Fund may also invest in commodity-linked forward contracts, notes, swap agreements and other derivative instruments that provide investment exposure to commodities.

Although the Fund may make investments in commodity-linked derivative instruments directly, the Fund expects to primarily gain exposure to these investments by investing in the Gresham Diversified Commodity Fund Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (referred to herein as the “Subsidiary”). The Subsidiary is advised by Nuveen Fund Advisors, LLC, the Fund’s investment adviser (the “Adviser”), and is sub-advised by Gresham. The Fund’s investment in the Subsidiary is intended to provide the Fund with exposure to commodity markets within the limits of current federal income tax laws applicable to investment companies such as the Fund, which limit the ability of investment companies to invest directly in commodity-linked derivative instruments. The Subsidiary has the same investment objective as the Fund, but unlike the Fund, it may invest without limitation in commodity-linked derivative instruments. The Subsidiary is otherwise subject to the same fundamental and non-fundamental investment restrictions as the Fund. Except as otherwise noted, for purposes of this prospectus, references to the Fund’s investments may also be deemed to include the Fund’s indirect investments through its Subsidiary.

The Fund intends to invest up to 25% of its net assets in the Subsidiary, which in turn invests in a diversified portfolio of exchange-traded commodity futures contracts. Because commodity futures contracts provide investment exposure that greatly exceeds the margin requirements for such positions, the Subsidiary will be able to use this small portion of the Fund’s net assets to gain exposure to commodity futures contracts with an aggregate value substantially equal to 100% of the Fund’s net assets.

Section 1    Fund Summaries

Gresham actively manages the Subsidiary’s portfolio of commodity futures contracts pursuant to TAP®, a fully collateralized, long-only, rules-based commodity investment strategy. TAP®’s rules specify minimum liquidity requirements for commodity futures contracts and other parameters such as eligible commodity futures contracts, contract term, commodity weightings and annual and interim rebalancing of individual commodities. Gresham currently bases its target weights on three inputs: (i) calculations of the values of global commodity production; (ii) total U.S. dollar trading volume on commodity futures and forwards exchanges; and (iii) global import/export trade values. Gresham determines the TAP® rules governing the specific commodities in which the Subsidiary invests, and the relative target weighting of those commodities, annually. The target weights are expected to remain unchanged until the next annual determination. Gresham limits the Subsidiary’s concentration in any single commodity, commodity group and commodity complex in an attempt to moderate risk. Under normal market conditions, Gresham avoids exercising discretion with respect to target weights between annual determinations. However, the actual portfolio weights may vary during the year and may in certain circumstances be rebalanced subject to TAP®’s rule-based procedures. Generally, Gresham intends to invest in short-term commodity futures contracts with terms of one to three months but may invest in contracts with terms of up to twelve months. Gresham intends to replace expiring commodity futures contracts with contracts expiring at a future date (i.e., “roll” contracts) in order to avoid the Subsidiary taking physical delivery of a commodity.

Debt Security Investments. Assets not invested by the Fund in the Subsidiary or directly in commodity-linked derivative instruments are invested by Nuveen Asset Management in cash equivalents, U.S. government securities and other high-quality short-term debt securities with final terms not exceeding one year at the time of investment. The Fund’s debt security investments consist primarily of direct and guaranteed obligations of the U.S. government and senior obligations of U.S. government agencies as well as money market securities. The Fund’s investments in cash equivalents and short-term debt securities (other than U.S. government securities) will be rated at all times at the applicable highest short-term or long-term debt or deposit rating or money market fund rating as determined by at least one nationally recognized statistical rating organization or, if unrated, judged by Nuveen Asset Management to be of comparable quality.

Principal Risks

The value of your investment in this Fund will change daily. You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund (which include certain risks presented by the Fund’s investment in the Subsidiary), listed alphabetically, include:

Clearing Broker Risk—The failure or bankruptcy of the Subsidiary’s clearing broker could result in a substantial loss of Fund assets. Under current Commodity Futures Trading Commission (“CFTC”) regulations, a clearing broker maintains customers’ assets in a bulk segregated account. If a clearing broker fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that clearing broker’s bankruptcy. In that event, in the case of futures and options on futures, the clearing broker’s customers, such as the Subsidiary, are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that clearing broker’s customers. In the case of cleared swaps, customers of a clearing broker in bankruptcy are entitled to recover assets specifically attributable to them pursuant to new CFTC regulations, but may nevertheless risk loss of some or all of their assets due to accounting or operational issues or due to legal risk in connection with the application of bankruptcy law to cleared swaps.

Commodity Risk—Investments in commodity-linked derivative instruments have a high degree of price variability and are subject to rapid and substantial price changes. Because the Fund has a significant portion of its assets concentrated in commodity-linked derivative instruments, developments affecting commodities will have a disproportionate impact on the Fund. The Fund’s investment in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. Although the Fund’s commodity exposure as a whole will not be leveraged (i.e., the Fund’s commodity investments will have an aggregate value substantially equal to its net assets), individual commodity-linked derivative instruments may employ leverage. Such leverage creates the possibility for losses greater than the amount invested and the likelihood of greater volatility of the Fund’s net asset value, and there can be no assurance that the Fund’s use of leverage will be successful.

Counterparty Risk—Certain commodity-linked derivative instruments, repurchase agreements, swap agreements and other forms of financial instruments that involve counterparties subject the Fund to the risk that the counterparty could default on its obligations under the agreement, either through the counterparty’s bankruptcy or failure to perform its obligations. In the event of default, the Fund could experience lengthy delays in recovering some or all of its assets or no recovery at all. The Fund’s investments in the futures markets also introduce the risk that its futures commission

Section 1    Fund Summaries

merchant (“FCM”) would default on an obligation set forth in an agreement between the Fund and the FCM, including the FCM’s obligation to return margin posted in connection with the Fund’s futures contracts.

Credit Risk—Credit risk is the risk that an issuer of a debt security may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments.

Derivatives Risk—The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a security or other asset without buying or selling the security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. A derivative transaction also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments.

Frequent Trading Risk—Gresham regularly purchases and subsequently sells, i.e. “rolls,” individual commodity futures contracts throughout the year so as to maintain a fully invested position. As the commodity contracts near their expiration dates, Gresham rolls them over into new contracts. This frequent trading of contracts may increase the amount of commissions or mark-ups to broker-dealers that the Subsidiary pays when it buys and sells contracts, which may detract from the Fund’s performance.

Income Risk—Income from the Fund’s fixed income investments could decline during periods of falling interest rates.

Interest Rate Risk—Interest rate risk is the risk that the value of the Fund’s fixed income investments will decline because of rising interest rates. The Fund’s fixed income investments may be subject to a greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

Non-U.S. Investment Risk—The Fund may invest in commodity futures contracts traded on non-U.S. exchanges or enter into over-the-counter derivative contracts with non-U.S. counterparties. Transactions on non-U.S. exchanges or with non-U.S. counterparties present risk because they may not be subject to the same degree of regulation as their U.S. counterparts.

Regulatory Risk—Gresham’s investment decisions may need to be modified, and commodity contract positions held by the Fund and/or the Subsidiary may have to be liquidated at disadvantageous times or prices, to avoid exceeding position limits established by the CFTC, potentially subjecting the Fund to substantial losses. The regulation of commodity transactions in the United States is a rapidly changing area of law and is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change on the Fund is impossible to predict, but could be substantial and adverse to the Fund.

Subsidiary Risk—By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments in commodity-linked derivative instruments. The commodity-linked derivative instruments held by the Subsidiary are the same as those permitted to be held by the Fund and are subject to the same risks that apply if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended, and, unless otherwise noted in this prospectus, is not subject to regulation thereunder. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and could adversely affect the Fund.

Tax Risk—The Fund’s ability to make direct and indirect investments in commodity-linked derivative instruments is limited by the Fund’s intention to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended. The Fund’s investment in its Subsidiary is intended to allow the Fund to obtain exposure to commodities while permitting it to satisfy the requirements applicable to regulated investment companies under current law. However, if the Fund were to fail to qualify as a regulated investment company in any taxable year, and were ineligible to or otherwise did not cure such failure, the Fund would be subject to corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders, and all distributions to shareholders from earnings and profits would be taxable to shareholders as dividend income. Income and capital gains earned by the Subsidiary and distributed to the Fund and in turn its shareholders will generally be taxable to shareholders as ordinary income, even if such income and gains would otherwise have qualified for tax-advantaged capital gain treatment. Also, net losses generated by the Subsidiary may not be netted against income or gains earned within the Fund and may not be carried forward for use in future years to offset gains within the Fund or the Subsidiary, which may cause the Fund during a multi-year period to pay taxable distributions when it had experienced no total return or even negative total return over such period. Changes in tax laws could have a material adverse impact on the Fund or the Subsidiary.

Section 1    Fund Summaries

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.nuveen.com/performance or by calling (800) 257-8787.

The bar chart below shows the variability of the Fund’s performance from year to year for Class A shares. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

*	The performance of the other share classes will differ due to their different expense structures.

During the two-year period ended December 31, 2014, the Fund’s highest and lowest quarterly returns were 4.69% and -13.01%, respectively, for the quarters ended March 31, 2014 and December 31, 2014.

The table below shows the variability of the Fund’s average annual returns and how they compare over the time periods indicated with those of a broad measure of market performance and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers had not been in place, returns would have been reduced.

	Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	Since Inception (July 30, 2012)
Class A (return before taxes)	(22.37)%	(13.81)%
Class A (return after taxes on distributions)	(22.37)%	(14.00)%
Class A (return after taxes on distributions and sale of Fund shares)	(12.66)%	(10.28)%
Class C (return before taxes)	(18.11)%	(12.28)%
Class I (return before taxes)	(17.31)%	(11.39)%
Bloomberg Commodity Index[1] (reflects no deduction for fees, expenses or taxes)	(17.01)%	(12.82)%
Lipper Commodities General Funds Classification Average[2] (reflects no deduction for taxes or sales loads)	(17.05)%	(11.82)%
1	A broadly diversified index composed of commodities traded on U.S. exchanges, with the exception of aluminum, nickel and zinc, which trade on the London Metal Exchange (LME).
2	Represents the average annualized returns for all reporting funds in the Lipper Commodities General Funds Classification.

Section 1    Fund Summaries

Management

Investment Adviser

Nuveen Fund Advisors, LLC

Sub-Advisers

Gresham Investment Management LLC, through its Near Term Active division

Nuveen Asset Management, LLC

Portfolio Managers

Name	Title	Portfolio Manager of Fund Since
Gresham
Randy Migdal	Managing Director	July 2012
Susan Wager	Managing Director	July 2012

Nuveen Asset Management
Chris J. Neuharth	Managing Director	December 2015
Wan-Chong Kung, CFA	Senior Vice President	December 2015
Chad W. Kemper	Vice President	December 2015

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or other financial intermediary or directly from the Fund. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	Class A and Class C	Class I
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

•  $2,500 for Traditional/Roth IRA accounts.

•  $2,000 for Coverdell Education Savings Accounts.

•  $250 for accounts opened through fee-based programs.

•  No minimum for retirement plans.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

•  $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

•  No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as an IRA or 401(k) plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, its distributor or its investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1    Fund Summaries

Nuveen Gresham Long/Short Commodity Strategy Fund

Investment Objective

The investment objective of the Fund is to seek attractive total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 32 of the Fund’s prospectus, “How to Reduce Your Sales Charge” on page 34 of the prospectus and “Purchase and Redemption of Fund Shares” on page S-60 of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Exchange Fee	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	$15

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I
Management Fees	1.17%	1.17%	1.17%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses of the Fund	1.47%	1.52%	1.32%
Expenses of the Subsidiary	0.52%	0.52%	0.52%
Total Annual Fund Operating Expenses	3.41%	4.21%	3.01%
Fee Waivers and/or Expense Reimbursements[3]	(1.69)%	(1.74)%	(1.54)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.72%	2.47%	1.47%
1	The contingent deferred sales charge on Class C shares applies only to redemptions within 12 months of purchase.
2	Fee applies to the following types of accounts under $1,000 held directly with the Fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).
3	The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through September 30, 2016 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.50% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to its expiration only with the approval of the Board of Trustees of the Fund.

Section 1    Fund Summaries

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that the contractual fee waivers currently in place are not renewed beyond September 30, 2016. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption			No Redemption
	A	C	I	A	C	I
1 Year	$740	$250	$150	$740	$250	$150
3 Years	$1,310	$1,009	$683	$1,310	$1,009	$683
5 Years	$2,013	$1,903	$1,351	$2,013	$1,903	$1,351
10 Years	$3,873	$4,201	$3,141	$3,873	$4,201	$3,141

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests primarily in a diversified portfolio of commodity futures contracts and debt securities. The Fund’s investment strategy has two elements:

•

A portfolio of long and/or short exchange-traded commodity futures contracts providing long and/or short exposure to all principal groups in the global commodity markets which is actively managed by Gresham Investment Management LLC’s Near Term Active division (“Gresham”), a sub-adviser to the Fund, pursuant to its proprietary Long/Short Strategy; and

•	A portfolio of debt securities which is actively managed by Nuveen Asset Management, LLC (“Nuveen Asset Management”), the Fund’s other sub-adviser.

Commodity Investments. The Fund invests in a diversified portfolio of exchange-traded commodity futures contracts with an aggregate value substantially equal to the Fund’s net assets. The Fund invests in futures contracts in the six principal commodity groups in the global commodities markets: energy; industrial metals; agriculture; precious metals; foods and fibers; and livestock. The Fund may also invest in commodity-linked forward contracts, notes, swap agreements and other derivative instruments that provide investment exposure to commodities.

Although the Fund may make investments in commodity-linked derivative instruments directly, the Fund expects to primarily gain exposure to these investments by investing in the Gresham Long/Short Commodity Fund Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (referred to herein as the “Subsidiary”). The Subsidiary is advised by Nuveen Fund Advisors, LLC, the Fund’s investment adviser (the “Adviser”), and is sub-advised by Gresham. The Fund’s investment in the Subsidiary is intended to provide the Fund with exposure to commodity markets within the limits of current federal income tax laws applicable to investment companies such as the Fund, which limit the ability of investment companies to invest directly in commodity-linked derivative instruments. The Subsidiary has the same investment objective as the Fund, but unlike the Fund, it may invest without limitation in commodity-linked derivative instruments. The Subsidiary is otherwise subject to the same fundamental and non-fundamental investment restrictions as the Fund. Except as otherwise noted, for purposes of this prospectus, references to the Fund’s investments may also be deemed to include the Fund’s indirect investments through its Subsidiary.

The Fund intends to invest up to 25% of its net assets in the Subsidiary, which in turn invests in a diversified portfolio of exchange-traded commodity futures contracts. Because commodity futures contracts provide investment exposure that greatly exceeds the margin requirements for such positions, the Subsidiary will be able to use this small portion of the Fund’s net assets to gain exposure to commodity futures contracts with an aggregate value substantially equal to 100% of the Fund’s net assets.

Section 1    Fund Summaries

Gresham actively manages the Subsidiary’s portfolio of commodity futures contracts pursuant to its Long/Short Strategy, a fully collateralized, long/short, rules-based commodity investment strategy. The Long/Short Strategy’s rules specify minimum liquidity requirements for commodity futures contracts and other parameters such as eligible commodity futures contracts, contract term, commodity weightings and annual and interim rebalancing of individual commodities. Gresham currently bases its target weights on three inputs: (i) calculations of the values of global commodity production; (ii) total U.S. dollar trading volume on commodity futures and forwards exchanges; and (iii) global import/export trade values. Gresham determines the rules governing the specific commodities in which the Subsidiary invests, and the relative target weighting of those commodities, annually. The target weights are expected to remain unchanged until the next annual determination. Gresham limits the Subsidiary’s concentration in any single commodity, commodity group and commodity complex in an attempt to moderate risk. Under normal market conditions, Gresham avoids exercising discretion with respect to target weights between annual determinations. However, the actual portfolio weights may vary during the year and may in certain circumstances be rebalanced subject to the Long/Short Strategy’s rule-based procedures. Generally, Gresham intends to invest in short-term commodity futures contracts with terms of one to three months but may invest in contracts with terms of up to twelve months. Gresham intends to replace expiring commodity futures contracts with contracts expiring at a future date (i.e., “roll” contracts) in order to avoid the Subsidiary taking or being required to make physical delivery of a commodity.

Gresham employs a momentum-based rule (a trading rule which incorporates information about price momentum in the commodity markets) to determine whether the Subsidiary’s commodity futures contracts within each group are held long, short or, in the case of petroleum-based contracts, “flat.” Gresham’s momentum-based rule compares the current price of an individual commodity contract, as adjusted for the return generated by rolling an expiring contract into a contract expiring at a future date, against the contract’s moving average price to determine whether to take a long or short position in that contract. Gresham does not intend to short petroleum-based contracts because the prices of such contracts are generally more sensitive to geopolitical events than to supply-demand imbalances. Therefore, if Gresham’s momentum-based rule signals for a short position in a petroleum-based contract, Gresham will instead move that position to cash (i.e., “flat”). The relative balance of the Subsidiary’s long, short and/or flat exposure may vary significantly over time, and at certain times, the Subsidiary’s aggregate exposure may be all long or various combinations of long, short and/or flat. Gresham intends to manage its overall strategy so that the aggregate value of the Subsidiary’s combined long, short and flat commodity contracts is not expected to exceed 100% of the Fund’s net assets.

Debt Security Investments. Assets not invested by the Fund in the Subsidiary or directly in commodity-linked derivative instruments are invested by Nuveen Asset Management in debt securities including (i) securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, (ii) securities issued or guaranteed by foreign governments, or their political subdivisions or agencies or instrumentalities, (iii) U.S. and foreign corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations, (iv) asset-backed securities, and (v) residential and commercial mortgage-backed securities. Any foreign debt securities in which the Fund invests will be U.S. dollar-denominated securities of issuers located in developed markets. Up to 10% of the debt securities in which Nuveen Asset Management invests may be securities rated lower than investment grade or unrated securities of comparable quality as determined by Nuveen Asset Management (securities commonly referred to as “high yield” securities or “junk” bonds). The Fund will not invest in securities rated lower than B at the time of purchase or in unrated securities of comparable quality as determined by Nuveen Asset Management. If the rating of a security is reduced or the credit quality of an unrated security declines after purchase, the Fund is not required to sell the security, but may consider doing so.

Nuveen Asset Management makes portfolio decisions using an investment process that incorporates both “top-down” and “bottom-up” elements. The sub-adviser uses top-down macroeconomic analysis to develop sector allocation, duration, credit quality and other parameters for its portion of the Fund’s portfolio. At the same time, the sub-adviser analyzes the various sectors of the market for investment opportunities. When buying and selling specific securities within a sector of the market, the sub-advisor utilizes a bottom-up process that incorporates fundamental credit analysis and relative value metrics into the security selection process.

Under normal market conditions, Nuveen Asset Management attempts to maintain an average effective duration of the debt securities in which it invests of no more than three years. Effective duration is a measure of how the value of the debt securities portion of the Fund’s portfolio may react to interest rate changes.

Nuveen Asset Management may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps, collars, and floors; swap agreements, including swap agreements on interest rates, security indexes and specific securities, and credit default swap agreements; and options on the foregoing types of swap agreements. The Fund may enter into standardized derivatives contracts traded on domestic securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the over-the-counter market.

Section 1    Fund Summaries

The Fund may use these derivatives in an attempt to manage market risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the Fund’s portfolio or for speculative purposes in an effort to increase the Fund’s yield or to enhance returns. The use of a derivative is speculative if the Fund is primarily seeking to enhance returns, rather than offset the risk of other positions. The Fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

Principal Risks

The value of your investment in this Fund will change daily. You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund (which include certain risks presented by the Fund’s investment in the Subsidiary), listed alphabetically, include:

Bond Market Liquidity Risk—Dealer inventories of bonds, which provide an indication of the ability of financial intermediaries to “make markets” in those bonds, are at or near historic lows in relation to market size. This reduction in market making capacity has the potential to decrease liquidity and increase price volatility in the debt securities markets in which the Fund invests, particularly during periods of economic or market stress. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds’ prices.

Call Risk—If an issuer calls higher-yielding debt instruments held by the Fund, performance could be adversely impacted.

Clearing Broker Risk—The failure or bankruptcy of the Subsidiary’s clearing broker could result in a substantial loss of Fund assets. Under current Commodity Futures Trading Commission (“CFTC”) regulations, a clearing broker maintains customers’ assets in a bulk segregated account. If a clearing broker fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that clearing broker’s bankruptcy. In that event, in the case of futures and options on futures, the clearing broker’s customers, such as the Subsidiary, are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that clearing broker’s customers. In the case of cleared swaps, customers of a clearing broker in bankruptcy are entitled to recover assets specifically attributable to them pursuant to new CFTC regulations, but may nevertheless risk loss of some or all of their assets due to accounting or operational issues or due to legal risk in connection with the application of bankruptcy law to cleared swaps.

Commodity Risk—Investments in commodity-linked derivative instruments have a high degree of price variability and are subject to rapid and substantial price changes. Because the Fund has a significant portion of its assets concentrated in commodity-linked derivative instruments, developments affecting commodities will have a disproportionate impact on the Fund. The Fund’s investment in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. Although the Fund’s commodity exposure as a whole will not be leveraged (i.e., the Fund’s commodity investments will have an aggregate value substantially equal to its net assets), individual commodity-linked derivative instruments may employ leverage. Such leverage creates the possibility for losses greater than the amount invested and the likelihood of greater volatility of the Fund’s net asset value, and there can be no assurance that the Fund’s use of leverage will be successful.

Counterparty Risk—Certain commodity-linked derivative instruments, repurchase agreements, swap agreements and other forms of financial instruments that involve counterparties subject the Fund to the risk that the counterparty could default on its obligations under the agreement, either through the counterparty’s bankruptcy or failure to perform its obligations. In the event of default, the Fund could experience lengthy delays in recovering some or all of its assets or no recovery at all. The Fund’s investments in the futures markets also introduce the risk that its futures commission merchant (“FCM”) would default on an obligation set forth in an agreement between the Fund and the FCM, including the FCM’s obligation to return margin posted in connection with the Fund’s futures contracts.

Credit Risk—Credit risk is the risk that an issuer of a debt security may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments.

Derivatives Risk—The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a security or other asset without buying or selling the security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in

Section 1    Fund Summaries

derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. A derivative transaction also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments.

Frequent Trading Risk—Gresham regularly purchases and subsequently sells, i.e. “rolls,” individual commodity futures contracts throughout the year so as to maintain a fully invested position. As the commodity contracts near their expiration dates, Gresham rolls them over into new contracts. This frequent trading of contracts may increase the amount of commissions or mark-ups to broker-dealers that the Subsidiary pays when it buys and sells contracts, which may detract from the Fund’s performance.

High Yield Securities Risk—High yield securities, which are rated below investment grade and commonly referred to as “junk” bonds, are high risk investments that may cause income and principal losses for the Fund. They generally have greater credit risk, are less liquid and have more volatile prices than investment grade securities.

Income Risk—Income from the Fund’s fixed income investments could decline during periods of falling interest rates.

Interest Rate Risk—Interest rate risk is the risk that the value of the Fund’s fixed income investments will decline because of rising interest rates. The Fund’s fixed income investments may be subject to a greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. When interest rates change, the values of longer-duration debt securities usually change more than the values of shorter-duration debt securities.

Mortgage- and Asset-Backed Securities Risk—These securities generally can be prepaid at any time, and prepayments that occur either more quickly or more slowly than expected can adversely impact the value of such securities. They are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying the securities to be prepaid more slowly than expected, thereby lengthening the duration of such securities, increasing their sensitivity to interest rate changes and causing their prices to decline. A mortgage-backed security may be negatively affected by the quality of the mortgages underlying such security, the credit quality of its issuer or guarantor, and the nature and structure of its credit support.

Non-U.S. Investment Risk—The Fund may invest in commodity futures contracts traded on non-U.S. exchanges or enter into over-the-counter derivative contracts with non-U.S. counterparties. Transactions on non-U.S. exchanges or with non-U.S. counterparties present risk because they may not be subject to the same degree of regulation as their U.S. counterparts. In addition, the Fund may invest in U.S. dollar-denominated securities of non-U.S. issuers located in developed markets. Non-U.S. issuers or U.S. issuers with significant non-U.S. operations may be subject to risks in addition to those of issuers located in or that principally operate in the United States as a result of, among other things, political, social and economic developments abroad and different legal, regulatory and tax environments.

Regulatory Risk—Gresham’s investment decisions may need to be modified, and commodity contract positions held by the Fund and/or the Subsidiary may have to be liquidated at disadvantageous times or prices, to avoid exceeding position limits established by the CFTC, potentially subjecting the Fund to substantial losses. The regulation of commodity transactions in the United States is a rapidly changing area of law and is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change on the Fund is impossible to predict, but could be substantial and adverse to the Fund.

Short Sales Risk—The Fund may sell futures contracts short. A short futures position allows the seller to profit from a decline in the price of the underlying commodity to the extent such decline exceeds the transaction costs of the short position. Conversely, if the price of the underlying futures contract rises because of an increase in the price of the underlying commodity, the Fund will realize a loss on the transaction. The Fund bears the risk of unlimited loss on contracts it sells short, as the price at which the Fund would need to cover a short position could theoretically increase without limit.

Subsidiary Risk—By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments in commodity-linked derivative instruments. The commodity-linked derivative instruments held by the Subsidiary are the same as those permitted to be held by the Fund and are subject to the same risks that apply if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended, and, unless otherwise noted in this prospectus, is not subject to regulation thereunder. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and could adversely affect the Fund.

Tax Risk—The Fund’s ability to make direct and indirect investments in commodity-linked derivative instruments is limited by the Fund’s intention to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended. The Fund’s investment in its Subsidiary is intended to allow the Fund to obtain exposure to commodities while permitting it to satisfy the requirements applicable to regulated investment companies under

Section 1    Fund Summaries

current law. However, if the Fund were to fail to qualify as a regulated investment company in any taxable year, and were ineligible to or otherwise did not cure such failure, the Fund would be subject to corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders, and all distributions to shareholders from earnings and profits would be taxable to shareholders as dividend income. Income and capital gains earned by the Subsidiary and distributed to the Fund and in turn its shareholders will generally be taxable to shareholders as ordinary income, even if such income and gains would otherwise have qualified for tax-advantaged capital gain treatment. Also, net losses generated by the Subsidiary may not be netted against income or gains earned within the Fund and may not be carried forward for use in future years to offset gains within the Fund or the Subsidiary, which may cause the Fund during a multi-year period to pay taxable distributions when it had experienced no total return or even negative total return over such period. Changes in tax laws could have a material adverse impact on the Fund or the Subsidiary.

Whipsaw Market Risk—A “whipsaw” market is one in which significant price movements develop but then rapidly reverse. Because Gresham’s Long/Short Strategy seeks to capitalize on price momentum in the commodity markets, if that momentum suddenly and unexpectedly reverses, the Subsidiary (and therefore the Fund) could experience substantial losses. For example, price patterns in the commodity markets may indicate upward momentum, causing the Subsidiary to shift from short or flat positions to long positions. However, such patterns may reverse rapidly, leading to losses on the long positions and causing the Subsidiary to shift back to short or flat positions. An unexpected change in government economic policy, a significant political or economic event, a surprise change in monetary policy, or a sudden shift in supply or demand could cause a severe reversal in value of the Subsidiary’s long or short positions, resulting in significant losses to the Fund.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.nuveen.com/performance or by calling (800) 257-8787.

The bar chart below shows the variability of the Fund’s performance from year to year for Class A shares. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

*	The performance of the other share classes will differ due to their different expense structures.

During the two-year period ended December 31, 2014, the Fund’s highest and lowest quarterly returns were 3.27% and -2.99%, respectively, for the quarters ended September 30, 2014 and September 30, 2013.

The table below shows the variability of the Fund’s average annual returns and how they compare over the time periods indicated with those of a broad measure of market performance and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

Section 1    Fund Summaries

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers had not been in place, returns would have been reduced.

	Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	Since Inception (July 30, 2012)
Class A (return before taxes)	(3.00)%	(4.29)%
Class A (return after taxes on distributions)	(5.06)%	(5.19)%
Class A (return after taxes on distributions and sale of Fund shares)	(1.70)%	(3.64)%
Class C (return before taxes)	2.23%	(2.65)%
Class I (return before taxes)	3.19%	(1.68)%
Bloomberg Commodity Index[1] (reflects no deduction for fees, expenses or taxes)	(17.01)%	(12.82)%
Lipper Commodities General Funds Classification Average[2] (reflects no deduction for taxes or sales loads)	(17.05)%	(11.82)%
Barclays 1-3 Year Government/Credit Bond Index[3] (reflects no deduction for fees, expenses or taxes)	(0.77)%	(6.61)%
1	A broadly diversified index composed of commodities traded on U.S. exchanges, with the exception of aluminum, nickel and zinc, which trade on the London Metal Exchange (LME).
2	Represents the average annualized returns for all reporting funds in the Lipper Commodities General Funds Classification.
3	An unmanaged index of investment grade, fixed income securities with maturities ranging from one to three years.

Management

Investment Adviser

Nuveen Fund Advisors, LLC

Sub-Advisers

Gresham Investment Management LLC, through its Near Term Active division

Nuveen Asset Management, LLC

Portfolio Managers

Name	Title	Portfolio Manager of Fund Since
Gresham
Susan Wager	Managing Director	July 2012
Randy Migdal	Managing Director	July 2012

Nuveen Asset Management
Chris J. Neuharth	Managing Director	December 2015
Wan-Chong Kung, CFA	Senior Vice President	December 2015
Chad W. Kemper	Vice President	December 2015

Section 1    Fund Summaries

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or other financial intermediary or directly from the Fund. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	Class A and Class C	Class I
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

•  $2,500 for Traditional/Roth IRA accounts.

•  $2,000 for Coverdell Education Savings Accounts.

•  $250 for accounts opened through fee-based programs.

•  No minimum for retirement plans.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

•  $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

•  No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as an IRA or 401(k) plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, its distributor or its investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1    Fund Summaries

Section 2    How We Manage Your Money

To help you better understand the Funds, this section includes a detailed discussion of the Funds’ investment and risk management strategies. For a more complete discussion of these matters, please see the statement of additional information, which is available by calling (800) 257-8787 or by visiting Nuveen’s website at www.nuveen.com.

Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), the Funds’ investment adviser, offers advisory and investment management services to a broad range of mutual fund clients. Nuveen Fund Advisors is registered with the Securities and Exchange Commission as an investment adviser and with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator. Nuveen Fund Advisors has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen Fund Advisors is a subsidiary of Nuveen Investments, Inc. (“Nuveen Investments”). The Nuveen family of advisers has been providing advice to investment companies since 1976, and had $229.4 billion of assets under management as of September 30, 2014.

Nuveen Fund Advisors has selected two firms to serve as sub-advisers to the Funds:

•

Gresham Investment Management LLC (“Gresham LLC”), located at 257 Park Avenue South, 7th Floor, New York, New York 10010, is registered with the CFTC as a commodity trading advisor and commodity pool operator, is a member of the National Futures Association, and is also registered with the Securities and Exchange Commission as an investment adviser. Gresham LLC’s actively managed commodity futures strategies were first offered to outside clients in September 2004. On December 31, 2011, Nuveen Investments completed its acquisition of a 60% stake in Gresham LLC. Gresham LLC manages the Funds’ commodity investments through its Near Term Active division (referred to herein as “Gresham NTA” or “Gresham”).

•

Nuveen Asset Management, LLC (“Nuveen Asset Management”), located at 333 West Wacker Drive, Chicago, Illinois 60606, is registered with the Securities and Exchange Commission as an investment adviser. Nuveen Asset Management is a subsidiary of Nuveen Fund Advisors.

Gresham and Nuveen Asset Management manage the investment of the Funds’ assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors.

Gresham is responsible for managing the Funds’ commodity investments. Susan Wager and Randy Migdal are the portfolio managers for the assets of the Funds managed by Gresham.

•	Susan Wager has served as Managing Director of Gresham LLC and Senior Trader for Gresham NTA since March 2005. She is responsible for

Section 2    How We Manage Your Money

Gresham’s Long/Short Strategy as well as all option-related strategies, and she assists with implementation of Gresham’s long-only strategies, including TAP®. From March 2004 to March 2005, Ms. Wager was a Risk Management and Business Analyst for Millennium Partners, a hedge fund, where her responsibilities included detailed work with risk management and trading and alert systems. From March 2002 to March 2004, she was an Equity Research Assistant with Citigroup Smith Barney/Bear Stearns, and was responsible for sales force, institutional client and company interaction and service. Ms. Wager was a Commodity Options Trader from December 1998 to January 2001 at Fimat USA, Inc., a futures commission merchant, and conceptualized, implemented and coordinated all trading strategies while functioning as a market maker in exchange-traded options. She also monitored and managed portfolio risks with regard to hedge, volatility and switch exposures. From November 1987 to November 1998, Ms. Wager held various positions at the Mocatta Corporation and The Falconwood Corporation, a family office affiliated with Gresham LLC, including Commodity Options Trader (conceptualized, implemented and coordinated all trading strategies while functioning as a market maker in exchange-traded options), Arbitrage and Product Trader (quoted and traded precious metal spot, forwards, futures, exchange-for-physical transactions, investor products and options), and Loan Financing Specialist (worked in precious metals loan financing program).

•

Randy Migdal has served as Managing Director of Gresham LLC and Head Trader for Gresham NTA since June 2006. He is responsible for Gresham’s Near Term Active Implementation strategies, including TAP®, and he assists with the implementation of Gresham’s Long/Short Strategy. From January 2003 to June 2006, Mr. Migdal was seconded by Gresham LLC to the Lehman Brothers Investment Management Division, where his responsibilities included managing both the TAP® portfolio and the Risk Dispersing Portfolio, a long-only futures asset allocation portfolio consisting of treasury bonds/notes, foreign stocks, domestic stocks, precious metals, tangible commodities and foreign currencies. He also coordinated focus groups to assess managed futures opportunities for Lehman Brothers’ clients and worked closely with senior management to create a commodity fund-of-funds product to deliver to the retail and institutional community. From July 1995 to January 2003, Mr. Migdal was the Supervisor of Proprietary Trading for The Falconwood Corporation, a family office affiliated with Gresham LLC, where his responsibilities included executing all trading activity for TAP® as well as a dynamic hedging portfolio designed to counteract or enhance assigned asset allocation positions as necessitated by current market conditions.

Nuveen Asset Management is responsible for managing the Funds’ fixed income investments. Chris J. Neuharth, Wan-Chong Kung and Chad W. Kemper are the portfolio managers for the assets of the Funds managed by Nuveen Asset Management.

•

Chris J. Neuharth entered the financial services industry in 1981 and became a portfolio manager in 1985. He rejoined FAF Advisors, Inc. (“FAF”) in 2000 and most recently served as Senior Fixed-Income Portfolio Manager at FAF until joining Nuveen Asset Management. He joined Nuveen Asset Management as Managing Director, Portfolio Manager and

Section 2    How We Manage Your Money

Head of Securitized Debt Sector Team on January 1, 2011 in connection with its acquisition of a portion of FAF’s asset management business.

•

Wan-Chong Kung, CFA, entered the financial services industry in 1984 and joined FAF in 1993. She became a portfolio manager in 1993 and most recently served as Senior Fixed-Income Portfolio Manager at FAF until joining Nuveen Asset Management. She joined Nuveen Asset Management as Senior Vice President, Portfolio Manager and Head of Interest Rates and Governments Sector Team on January 1, 2011 in connection with its acquisition of a portion of FAF’s asset management business.

•

Chad W. Kemper entered the financial services industry in 1999 when he joined FAF. He became a portfolio manager in 2010 and prior to that was responsible for the management of government benchmarked accounts since September 2008. He most recently served as Senior Fixed-Income Trader at FAF until joining Nuveen Asset Management. He joined Nuveen Asset Management as Assistant Vice President and Assistant Portfolio Manager on January 1, 2011 in connection with its acquisition of a portion of FAF’s asset management business. In March 2015, he was named Vice President and Assistant Portfolio Manager.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds is provided in the statement of additional information.

How Gresham Has Performed—TAP® Composite

Because the Subsidiary in which Nuveen Gresham Diversified Commodity Strategy Fund invests employs Gresham’s TAP® strategy, the historical performance of Gresham’s client accounts utilizing this strategy may be considered relevant to investors. The tables and charts below illustrate the historical performance of Gresham’s TAP® Composite, which is derived from all client accounts managed by Gresham that have employed TAP® from its inception date of January 3, 2005 through December 31, 2014. The TAP® Composite consisted of 15 client accounts totaling approximately $3.8 billion in assets as of December 31, 2014. These accounts are not subject to all of the same investment restrictions, investment inflows and outflows, and distribution requirements as Nuveen Gresham Diversified Commodity Strategy Fund, which may affect Fund performance. These accounts are also not subject to the diversification requirements and other restrictions imposed by the Investment Company Act of 1940, as amended (the “1940 Act”), and the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), which, if applicable, might have adversely affected performance. Performance is gross of fees and expenses but net of Class A maximum operating expenses of 1.32% for Nuveen Gresham Diversified Commodity Strategy Fund. Performance calculated on offer price also assumes deduction of the maximum Class A sales charge of 5.75%. These returns would be different for Class C or I shares because of their different sales charges and operating expenses. The table and chart below also include the historical performance of the Bloomberg Commodity Index (Nuveen Gresham Diversified Commodity Strategy Fund’s benchmark) and the Lipper Commodities General Funds Category, assuming in each case reinvestment of dividends and without reflecting management fees. You cannot invest directly in these indices.

Section 2    How We Manage Your Money

Of course, past performance is no indication of future results. The chart and table presented here represent the performance of other accounts managed by Gresham and not actual Fund performance. Please see www.nuveen.com for Nuveen Gresham Diversified Commodity Strategy Fund’s most recent performance information.

	Average Annual Total Returns as of December 31, 2014
	1 Year	3 Years	5 Years	Since Inception*
Gresham Tangible Asset Program (TAP)® Composite (NAV)	(17.86)%	(9.21)%	(3.95)%	(1.20)%
Gresham Tangible Asset Program (TAP)® Composite (Offer)	(22.58)%	(10.98)%	(5.08)%	(1.79)%
Bloomberg Commodity Index**	(17.01)%	(9.43)%	(5.53)%	(1.86)%
Lipper Commodities General Funds Category Average	(17.56)%	(9.88)%	(4.68)%	(2.14)%
*	Inception date of Gresham’s TAP® strategy was January 3, 2005.
**	The Bloomberg Commodity Index tracks a diversified group of commodities and commodities futures contracts traded on U.S. and London exchanges.

How Gresham Has Performed—Long/Short Composite

Because the Subsidiary in which Nuveen Gresham Long/Short Commodity Strategy Fund invests employs Gresham’s Long/Short Strategy, the historical performance of Gresham’s client accounts utilizing this strategy may be considered relevant to investors. The tables and charts below illustrate the historical performance of Gresham’s Long/Short Composite, which is derived from all client accounts managed by Gresham that have employed Gresham’s Long/Short Strategy from its inception date of July 30, 2012 through December 31, 2014. The Composite consisted of 2 client accounts totaling approximately $32.0 million in assets as of December 31, 2014. These accounts are not subject to all of the same investment restrictions, investment inflows and outflows, and distribution requirements as Nuveen Gresham Long/Short Commodity Strategy Fund, which may affect Fund performance. These accounts are also not subject to the diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, might have adversely affected performance. Performance is gross of fees and expenses but net of Class A maximum operating expenses of 1.72% for Nuveen Gresham Long/Short Commodity Strategy Fund. Performance calculated on offer price also assumes deduction of the maximum Class A sales charge of 5.75%. These returns would be different for Class C or I shares because of their different sales charges and operating expenses. The table and chart below also include the historical performance of the Bloomberg Commodity Index (Nuveen Gresham Long/Short Commodity Strategy Fund’s benchmark) and

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the Lipper Commodities General Funds Category, assuming in each case reinvestment of dividends and without reflecting management fees. You cannot invest directly in these indices.

Of course, past performance is no indication of future results. The chart and table presented here represent the performance of other accounts managed by Gresham and not actual Fund performance. Please see www.nuveen.com for Nuveen Gresham Long/Short Commodity Strategy Fund’s most recent performance information.

	Average Annual Total Returns as of December 31, 2014
	1 Year	Since Inception*
Gresham Long/Short Composite (NAV)	2.49%	(2.23)%
Gresham Long/Short Composite (Offer)	(3.40)%	(4.59)%
Bloomberg Commodity Index**	(17.01)%	(12.48)%
Lipper Commodities General Funds Category Average	(17.56)%	(12.15)%
*	Inception date of Gresham’s Long/Short strategy was July 30, 2012.
**	The Bloomberg Commodity Index tracks a diversified group of commodities and commodities futures contracts traded on U.S. and London exchanges.

Management Fees

The management fee schedule for each Fund consists of two components: a Fund-level fee, based only on the amount of assets within a Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by Nuveen Fund Advisors.

The annual Fund-level fee, payable monthly, is based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets	Nuveen Gresham Diversified Commodity Strategy Fund	Nuveen Gresham Long/Short Commodity Strategy Fund
For the first $125 million	0.8000%	1.0000%
For the next $125 million	0.7875%	0.9875%
For the next $250 million	0.7750%	0.9750%
For the next $500 million	0.7625%	0.9625%
For the next $1 billion	0.7500%	0.9500%
For net assets over $2 billion	0.7250%	0.9250%

The complex-level fee is the same for each Fund. It begins at a maximum rate of 0.2000% of each Fund’s average daily net assets, based upon complex-level assets of $55 billion, with breakpoints for eligible assets above that level. Therefore, the maximum management fee rate for each Fund is the Fund-level

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fee plus 0.2000%. As of September 30, 2014, the effective complex-level fee for each Fund was 0.1646% of the Fund’s average daily net assets.

For the most recent fiscal year, each Fund paid Nuveen Fund Advisors the following management fees (net of fee waivers and expense reimbursements, where applicable) as a percentage of average daily net assets:

Nuveen Gresham Diversified Commodity Strategy Fund	0.21%
Nuveen Gresham Long/Short Commodity Strategy Fund	—%*
*	For the most recent fiscal year, Nuveen Fund Advisors reimbursed expenses in excess of management fees.

Nuveen Fund Advisors has agreed to waive fees and/or reimburse expenses so that total annual fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, acquired fund fees and expenses and extraordinary expenses) for the Funds do not exceed the percentages of the average daily net assets listed below of any class of Fund shares.

Nuveen Gresham Diversified Commodity Strategy Fund	1.10% through September 30, 2016
Nuveen Gresham Long/Short Commodity Strategy Fund	1.50% through September 30, 2016

The expense limitations may be terminated or modified prior to their expiration only with the approval of the Board of Trustees of the Funds.

Information regarding the Board of Trustees’ approval of the investment management agreements is available in the Funds’ annual report for the fiscal year ended September 30, 2014.

Management of the Subsidiaries

Gresham Diversified Commodity Fund Ltd. and Gresham Long/Short Commodity Fund Ltd. (each a “Subsidiary” and collectively the “Subsidiaries”) are wholly-owned subsidiaries of the Funds. The Subsidiaries are organized under the laws of the Cayman Islands and overseen by their own boards of directors. Each Fund is the sole shareholder of its Subsidiary, and it is currently expected that shares of the Subsidiaries will not be sold or offered to other investors.

Nuveen Fund Advisors serves as the investment adviser of the Subsidiaries. Nuveen Fund Advisors has selected Gresham to serve as sub-adviser to the Subsidiaries. Gresham manages the investment of the Subsidiaries’ assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors. The Subsidiaries do not pay Nuveen Fund Advisors or Gresham a management fee for their services. The Subsidiaries have also entered into separate contracts for the provision of custody and transfer agency services. Each Fund, as the sole shareholder of its Subsidiary, will bear the costs of these services, which will ultimately be borne by shareholders of the Funds.

The Funds’ investment objectives, which are described in the “Fund Summaries” section, may be changed without shareholder approval. If your Fund’s investment objective changes, you will be notified at least 60 days in advance.

The Funds’ investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the statement of additional information.

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The Funds’ principal investment strategies are discussed in the “Fund Summaries” section. These are the strategies that the Funds’ investment adviser and sub-advisers believe are most likely to be important in trying to achieve the Funds’ investment objectives. This section provides more information about these strategies, as well as information about some additional strategies that the Funds’ sub-advisers use, or may use, to achieve the Funds’ objectives. The strategies described below are principal investment strategies unless otherwise noted. You should be aware that each Fund may also use strategies and invest in securities or other instruments that are not described in this prospectus, but that are described in the statement of additional information. For a copy of the statement of additional information, call Nuveen Investor Services at (800) 257-8787 or visit Nuveen’s website at www.nuveen.com.

Commodity Investments

Each Fund, through its investment in its Subsidiary, invests in a diversified portfolio of exchange-traded commodity futures contracts. Other commodity-linked derivative instruments in which each Fund and its Subsidiary may invest include commodity forward contracts, commodity swaps, options on commodity futures contracts and commodity-linked structured notes. Commodity futures and forward contracts are financial instruments in which a buyer agrees to purchase and a seller agrees to sell a designated commodity for a fixed price at a specified future date. Commodity futures may be listed on U.S. or non-U.S exchanges and thus traded at market prices pursuant to terms common to all market participants, while commodity forwards are typically privately negotiated between the buyer and a counterparty. A commodity swap is an agreement between two parties to exchange cash flows or returns (or differences in returns) on a commodity, commodity basket or commodity index. An option on a futures contract gives the holder the right to enter into a specified futures contract; if the option is exercised, the initial holder of the option would enter into the long side of the contract and would buy the underlying asset at the futures price. A structured note is a debt instrument the return on which is tied to a reference asset or rate, such as a commodity, commodity basket or commodity index.

In the event a Fund is unable to fully implement its investment strategy due to changes in regulations, counterparty matters, or other circumstances, the Fund may seek to gain commodity exposure by investing, either directly or through the Subsidiary, in securities of certain investment companies and other pooled investment vehicles that invest primarily in commodities or commodity-linked derivative instruments, and in exchange-traded notes linked to the value of commodities.

Each Fund’s commodity investments generally will not require significant outlays of principal. Each Fund may invest up to 25% of its net assets in the Subsidiary, which will serve as margin to secure its Subsidiary’s futures contract positions. Margin held in commodity futures accounts maintained by the Subsidiaries’ clearing broker is invested by the clearing broker in high-quality instruments permitted under CFTC regulations.

Debt Security Investments

Assets not invested by Nuveen Gresham Diversified Commodity Strategy Fund in its Subsidiary or directly in commodity-linked derivative instruments are invested by Nuveen Asset Management in cash equivalents, U.S. government securities and other high-quality short-term debt securities with

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final terms not exceeding one year at the time of investment. The Fund’s fixed income investments consist primarily of direct and guaranteed obligations of the U.S. government and senior obligations of U.S. government agencies as well as money market securities. The Fund’s investments in cash equivalents and short-term debt securities (other than U.S. government securities) will be rated at all times at the applicable highest short-term or long-term debt or deposit rating or money market fund rating as determined by at least one nationally recognized statistical rating organization or, if unrated, judged by Nuveen Asset Management to be of comparable quality.

Assets not invested by Nuveen Gresham Long/Short Commodity Strategy Fund in its Subsidiary or directly in commodity-linked derivative instruments are invested by Nuveen Asset Management in debt securities including (i) securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, (ii) securities issued or guaranteed by foreign governments, or their political subdivisions or agencies or instrumentalities, (iii) U.S. and foreign corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations, (iv) asset-backed securities, and (v) residential and commercial mortgage-backed securities. Any foreign debt securities in which the Fund invests will be U.S. dollar-denominated securities of issuers located in developed markets.

High Yield Securities. Up to 10% of the debt securities in which Nuveen Asset Management invests for Nuveen Gresham Long/Short Commodity Strategy Fund may be securities rated lower than investment grade or unrated securities of comparable quality as determined by Nuveen Asset Management (securities commonly referred to as “high yield” securities or “junk” bonds). High yield securities are typically issued by companies without long track records of sales and earnings, or by issuers that have questionable credit strength. High yield and comparable unrated debt securities: (a) will likely have some quality and protective characteristics that, in the judgment of the rating agency evaluating the instrument, are outweighed by large uncertainties or major risk exposures to adverse conditions; and (b) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation.

For more information on each Fund’s eligible debt security investments, see the statement of additional information.

Cash Equivalents and Short-Term Investments

For temporary defensive purposes and during periods of high cash inflows or outflows, the Funds may depart from their principal investment strategies and invest up to 100% of their net assets in cash equivalents, U.S. government securities and other high-quality short-term debt securities. During such periods, the Funds may not be able to achieve their investment objectives. A Fund may adopt a defensive strategy when Nuveen Fund Advisors and Gresham believe the instruments in which the Fund normally invests have elevated risks due to political or economic factors, in the event that unanticipated legal or regulatory developments interfere with implementation of the Fund’s principal investment strategies, and in other extraordinary circumstances.

Investment Companies and Other Pooled Investment Vehicles

The Funds may invest in securities of other open-end or closed-end investment companies, including exchange-traded funds (“ETFs”), that invest

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primarily in securities and other instruments of the types in which the Funds may invest directly. In addition, the Funds may invest in pooled investment vehicles (other than investment companies) that invest primarily in securities of the types in which the Funds may invest directly.

An ETF is an investment company that holds a portfolio of securities generally designed to track the performance of a securities index, including industry, sector, country and region indexes. ETFs trade on a securities exchange and their shares may, at times, trade at a premium or discount to their net asset value.

As a shareholder in an investment company or other pooled investment vehicle, a Fund will bear its ratable share of that vehicle’s expenses, and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent a Fund invests in an investment company or other pooled investment vehicle. In addition, the Fund will incur brokerage costs when purchasing and selling shares of ETFs. Securities of investment companies or other pooled investment vehicles may be leveraged, in which case the value and/or yield of such securities will tend to be more volatile than securities of unleveraged vehicles.

Generally, investments in other investment companies (including ETFs) are subject to statutory limitations prescribed by the Investment Company Act of 1940, as amended. These limitations include a prohibition on a Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in the securities of any one investment company or more than 10% of its total assets, in the aggregate, in investment company securities. Many ETFs, however, have obtained exemptive relief from the Securities and Exchange Commission to permit unaffiliated funds to invest in the ETFs’ shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing Fund. The Funds may rely on these exemptive orders in order to invest in unaffiliated ETFs beyond the foregoing statutory limitations. Subject to certain conditions, the Funds also may invest in money market funds beyond the statutory limits described above.

When-Issued or Delayed-Delivery Transactions

Each Fund may buy or sell debt securities on a when-issued or delayed-delivery basis, paying for or taking delivery of the securities at a later date, normally within 15 to 45 days of the trade.

Disclosure of Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ statement of additional information. A list of each Fund’s portfolio holdings is available on the Funds’ website—www.nuveen.com/mf—by navigating to your Fund using the “Mutual Fund Finder” and clicking on the “Holdings & Detail” tab. By following these links, you can obtain a list of your Fund’s top ten holdings as of the end of the most recent month. A complete list of portfolio holdings information is generally made available on the Funds’ website ten business days after the end of the month. This information will remain available on the website until the Funds file with the Securities and Exchange Commission their annual, semi-annual or quarterly holdings report for the fiscal period that includes the date(s) as of which the website information is current.

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Risk is inherent in all investing. Investing in a mutual fund involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the principal risks and certain other risks that you assume when you invest in the Funds. These risks are listed alphabetically below. Because of these risks, you should consider an investment in the Funds to be a long-term investment.

Principal Risks

Bond market liquidity risk: Primary dealer inventories of bonds appear to be low relative to the size of the fixed income market. These inventories are a core indication of dealers’ capacity to “make a market” in debt securities. This reduction in market making capacity has the potential to decrease liquidity and increase price volatility in the debt securities markets in which Nuveen Gresham Long/Short Commodity Strategy Fund invests, particularly during periods of economic or market stress. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds’ prices.

Call risk: Debt securities are subject to call risk. Many bonds may be redeemed at the option of the issuer, or “called,” before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. A Fund is subject to the possibility that during periods of falling interest rates, a bond issuer will call its high yielding bonds. A Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Clearing broker risk: The failure or bankruptcy of a Subsidiary’s clearing broker could result in a substantial loss of Fund assets. Under current CFTC regulations, a clearing broker maintains customers’ assets that secure commodity futures positions in a bulk segregated account. If a clearing broker fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that clearing broker’s bankruptcy. In that event, in the case of futures and options on futures, the clearing broker’s customers, such as a Subsidiary, are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that clearing broker’s customers. In the case of cleared swaps, customers of a clearing broker in bankruptcy are entitled to recover assets specifically attributable to them pursuant to new CFTC regulations, but may nevertheless risk loss of some or all of their assets due to accounting or operational issues or due to legal risk in connection with the application of bankruptcy law to cleared swaps.

Commodity risk: Investments in commodity-linked derivative instruments have a high degree of price variability and are subject to rapid and substantial price changes. These price changes may be magnified by computer-driven algorithmic trading, which is becoming more prevalent in the commodities markets. Price movements are outside of the Funds’ control, are extremely difficult to predict and may not be anticipated by

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Gresham. Because the Funds have a significant portion of their assets concentrated in commodity-linked derivative instruments, developments affecting commodities will have a disproportionate impact on the Funds. Such development may include, among other things:

•	governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies;

•	weather and climate conditions;

•	changing supply and demand relationships;

•	changes in international balances of payments and trade;

•	U.S. and international rates of inflation;

•	currency devaluations and revaluations;

•	U.S. and international political and economic events;

•	changes in interest and foreign currency/exchange rates;

•	market liquidity; and

•	changes in philosophies and emotions of market participants.

The Funds’ investments in commodity-linked derivative instruments may subject the Funds to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. Although each Fund’s commodity exposure as a whole will not be leveraged (i.e., each Fund’s commodity investments will have an aggregate notional value substantially equal to its net assets), individual commodity-linked derivative instruments may employ leverage.

The commodity markets are subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators, and government regulation and other actions. U.S. futures exchanges and some foreign exchanges limit the amount of fluctuation permitted in futures contract prices during any single trading day by regulations referred to as “daily price fluctuation limits.” The maximum or minimum price of a contract as a result of these limits is referred to as a “limit price.” If the limit price has been reached in a particular contract, no trades may be made beyond the limit price. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.

No active trading market may exist for certain commodity investments, which may impair the ability of the Funds to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively traded commodity investments.

Counterparty risk: Certain commodity-linked derivative instruments, repurchase agreements, swap agreements and other forms of financial instruments that involve counterparties subject the Funds to the risk that the counterparty could default on its obligations under the agreement, either through the counterparty’s bankruptcy or failure to perform its obligations. In the event of default, the Funds could experience lengthy delays in recovering some or all of their assets or no recovery at all. A Fund’s investments in the futures markets also introduce the risk that its futures commission merchant (“FCM”) would default on an obligation set forth in an agreement between the Fund and the FCM, including the FCM’s obligation to return margin posted in connection with the Fund’s futures contracts.

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Credit risk: Credit risk is the risk that an issuer of a debt security held by a Fund may be unable or unwilling to make required interest and principal payments and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments. Debt securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. The credit rating of a debt security may be lowered if the issuer suffers adverse changes in its financial condition, which can lead to greater volatility in the price of the security and in shares of a Fund, and can also affect the bond’s liquidity and make it more difficult for a Fund to sell. When a Fund purchases unrated securities, it will depend on Nuveen Asset Management’s analysis of credit risk without the assessment of an independent rating organization, such as Moody’s or Standard & Poor’s.

Derivatives risk: The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by a Fund will not correlate with the asset, index or rate underlying the derivative contract.

The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the contract. A Derivative transaction also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments.

In addition, when a Fund engages in certain derivative transactions, it is effectively leveraging its investments, which could result in exaggerated changes in the net asset value of the Fund’s shares and can result in losses that exceed the amount originally invested. The success of a Fund’s derivatives strategies will depend on Gresham’s ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

A Fund may also enter into over-the-counter (“OTC”) transactions in derivatives. Transactions in the OTC markets generally are conducted on a principal-to-principal basis. The terms and conditions of these instruments generally are not standardized and tend to be more specialized or complex, and the instruments may be harder to value. In general, there is less governmental regulation and supervision of transactions in the OTC markets than of transactions entered into on organized exchanges. In addition, certain derivative instruments and markets may not be liquid, which means a Fund may not be able to close out a derivatives transaction in a cost-efficient manner.

Frequent trading risk: Gresham regularly purchases and subsequently sells, i.e. “rolls,” individual commodity futures and forward contracts throughout the year so as to maintain a fully invested position. As the commodity contracts near their expiration dates, Gresham rolls them over into new contracts. This frequent trading of contracts may increase the amount of commissions or mark-ups to broker-dealers that the Subsidiaries pay when they buy and sell contracts, which may detract from the Funds’ performance.

High yield securities risk: Securities that are rated below-investment grade are commonly referred to as “high yield” securities or “junk” bonds. High yield securities usually offer higher yields than investment grade securities, but also involve more risk. High yield securities may be more susceptible to

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real or perceived adverse economic conditions than investment grade securities, and they generally have more volatile prices and carry more risk to principal. In addition, liquidity risk is greater for high yield securities than for investment grade securities.

Income risk: Each Fund’s income from its fixed income investments could decline in a falling interest rate environment because a Fund generally will have to invest the proceeds from sales of Fund shares, as well as the proceeds from maturing portfolio debt securities, in lower-yielding securities.

Interest rate risk: Debt securities held by the Funds will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. A Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Longer-term debt securities are generally more sensitive to interest rate changes.

Mortgage- and asset-backed securities risk: The value of mortgage- and asset-backed securities can fall if the owners of the underlying mortgages or other obligations pay off their mortgages or other obligations sooner than expected, which could happen when interest rates fall or for other reasons. Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying the securities to be prepaid more slowly than expected, which would, in effect, convert a short- or medium-duration mortgage- or asset-backed security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline.

A mortgage-backed security may be negatively affected by the quality of the mortgages underlying such security and the structure of its issuer. For example, if a mortgage underlying a certain mortgage-backed security defaults, the value of that security may decrease.

Mortgage-backed securities issued by a private issuer, such as commercial mortgage-backed securities, generally entail greater risk than obligations directly or indirectly guaranteed by the U.S. government or a government-sponsored entity.

Non-U.S. investment risk: The Funds may invest in commodity futures contracts traded on non-U.S. exchanges or enter into OTC derivative contracts with non-U.S. counterparties. Transactions on non-U.S. exchanges or with non-U.S. counterparties present risks because they may not subject to the same degree of regulation as their U.S. counterparts. In addition, Nuveen Gresham Long/Short Commodity Strategy Fund may invest in U.S. dollar-denominated securities of non-U.S. issuers located in developed markets. Non-U.S. issuers or U.S. issuers with significant non-U.S. operations may be subject to risks in addition to those of issuers located in or that principally operate in the United States as a result of, among other things, political, social and economic developments abroad and different legal, regulatory and tax environments.

Regulatory risk: Gresham’s investment decisions may need to be modified, and commodity contract positions held by the Funds and/or the Subsidiaries may have to be liquidated at disadvantageous times or prices, to avoid exceeding position limits established by the CFTC, potentially subjecting the Funds to substantial losses. The CFTC’s position limit regulations require that

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a trader aggregate all positions in accounts over which the trader controls trading. However, a trader is not required to aggregate positions in multiple accounts or commodity pools if such trader avails itself of the “independent account controller” exemption under applicable CFTC regulations. Gresham currently operates under the independent account controller exemption and is therefore not required to aggregate its positions with Gresham LLC’s other division. If the CFTC were to terminate, suspend or revoke the independent account controller exemption, or if the exemption were otherwise unavailable, Gresham would be required to aggregate its positions with Gresham LLC’s other division. In that case, it is possible that Gresham’s investment decisions would need to be modified and that positions held by the Funds and/or their Subsidiaries would have to be liquidated to avoid exceeding such position limits, potentially resulting in substantial losses to the Funds.

The regulation of commodity transactions in the United States is a rapidly changing area of law and is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change on the Funds is impossible to predict, but could be substantial and adverse to the Funds.

Short sales risk: Nuveen Gresham Long/Short Commodity Strategy Fund may sell futures contracts short. In a short sale transaction, the Fund must deliver the underlying commodity at the contract price to a buyer of the contract who stands for delivery under the rules of the exchange that lists the contract or must offset the contract by entering into an opposite and offsetting transaction in the market. The price at such time may be higher or lower than the price at which the futures contract was sold short. If the underlying price of the futures contract declines between the time that the Fund sells the contract short and offsets the contract, the Fund will realize a gain on the transaction. Conversely, if the price of the underlying short futures contract goes up during the period, the Fund will realize a loss on the transaction. A short sale creates the risk of an unlimited loss because the price of the underlying commodity in a futures contract could theoretically increase without limit, thus increasing the cost of covering the short positions. In circumstances where a market has reached its maximum price limits imposed by the exchange, the short seller may be unable to offset its short position until the next trading day, when prices could expand again in rapid trading.

Subsidiary risk: By investing in its Subsidiary, each Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The investments held by the Subsidiaries are generally similar to those that are permitted to be held by the Funds and are subject to the same risks that apply to similar investments if held directly by the Funds. The Subsidiaries are not registered under the 1940 Act and, unless otherwise noted in this prospectus, are not subject to regulation thereunder. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Funds and/or the Subsidiaries to operate as described in this prospectus and could adversely affect the Funds and their shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiaries must pay Cayman Islands governmental authority taxes, the Funds’ shareholders would likely suffer decreased investment returns.

Tax risk: Each Fund’s ability to make direct and indirect investments in commodity-linked derivative instruments is limited by the Fund’s intention to

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qualify each year as a regulated investment company under the Internal Revenue Code. Each Fund’s investment in its Subsidiary is intended to allow the Fund to obtain exposure to commodities while permitting it to satisfy the requirements applicable to regulated investment companies. However, if a Fund were to fail to qualify as a regulated investment company in any taxable year, and were ineligible to or otherwise did not cure such failure, the Fund would be subject to corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders, and all distributions to shareholders from earnings and profits would be taxable to shareholders as dividend income. There have been and likely will continue to be proposals for various amendments to U.S. federal income tax laws that could, if enacted, have adverse effects on the Funds, their investments, or their shareholders. In addition, income and capital gains earned by the Subsidiaries and distributed to the Funds and their shareholders will generally be taxable to shareholders as ordinary income, even if such income and gains would otherwise have qualified for tax-advantaged treatment. Also, net losses generated by the Subsidiaries may not be netted against income or gains earned within the Funds and may not be carried forward for use in future years to offset gains within the Funds or the Subsidiaries, which may cause the Funds during a multi-year period to pay taxable distributions when they had experienced no total return or even negative total return over such period. See “Dividends, Distributions and Taxes—Taxes and Tax Reporting.”

Non-Principal Risks

Pooled investment vehicle risk: Each Fund may invest in securities of other open-end or closed-end investment companies, including ETFs, and other pooled investment vehicles. As a shareholder in a pooled investment vehicle, the Funds will bear their ratable share of that vehicle’s expenses, and would remain subject to payment of the Funds’ advisory and administrative fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Funds invest in other pooled investment vehicles. In addition, the Funds will incur brokerage costs when purchasing and selling shares of ETFs or other exchange-traded pooled investment vehicles. Securities of other pooled investment vehicles may be leveraged, in which case the value and/or yield of such securities will tend to be more volatile than securities of unleveraged vehicles.

Small fund risk: Nuveen Gresham Long/Short Commodity Strategy Fund currently has less assets than larger funds, and like other relatively small funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time, causing the Fund’s performance to vary from that of the Fund’s model portfolio. This impact may be positive or negative, depending on the direction of market movement during the period affected. The Fund has policies in place which seek to reduce the impact of these flows where Nuveen Fund Advisors has prior knowledge of them. If any individual shareholder (or several shareholders whose investment in the Fund is controlled by a single decision-maker such as an advisor) owns a large percentage of the Fund’s shares, and if such shareholder chooses to redeem his or her shares at one time, the Fund may have difficulty selling its assets or closings its positions in a timely manner to raise the cash necessary to meet the redemption request, in which case the Fund may have to borrow money to do so. In such an instance, the Fund’s remaining shareholders would bear the costs of such borrowings, and the Fund would be subject to leverage risk (to the extent such leverage exceeded the amount of portfolio sales awaiting

Section 2    How We Manage Your Money

settlement) as long as such borrowings were outstanding. Rapid portfolio sales or positions closings in response to such a large redemption might also cause the Fund to experience above-normal transaction costs, and might disrupt the overall composition of the Fund’s portfolio and thereby impede the Fund’s ability to optimally pursue its investment strategy.

When-issued or delayed-delivery transactions risk: These transactions involve an element of risk because, although a Fund will not have made any cash outlay prior to the settlement date, the value of the security to be purchased may decline to a level below its purchase price before that settlement date.

Section 2    How We Manage Your Money

Section 3    How You Can Buy and Sell Shares

The Funds offer multiple classes of shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial advisor can help you determine which class is best for you. For further details, please see the statement of additional information. Because the prospectus and the statement of additional information are available free of charge on Nuveen’s website at www.nuveen.com, we do not disclose the following share class information separately on the website.

Class A Shares

You can purchase Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in “How to Reduce Your Sales Charge.” Class A shares are also subject to an annual service fee of 0.25% of your Fund’s average daily net assets, which compensates your financial advisor or other financial intermediary for providing ongoing service to you. Nuveen Securities, LLC (the “Distributor”), a subsidiary of Nuveen Investments and the distributor of the Funds, retains the up-front sales charge and the service fee on accounts with no financial intermediary of record. The up-front Class A sales charges for the Funds are as follows:

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Maximum Financial Intermediary Commission as % of Public Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.50	4.71	4.00
$100,000 but less than $250,000	3.75	3.90	3.25
$250,000 but less than $500,000	2.75	2.83	2.50
$500,000 but less than $1,000,000	2.00	2.04	1.75
$1,000,000 and over*	—	—	1.00
*	You can purchase $1 million or more of Class A shares at net asset value without an up-front sales charge. The Distributor pays financial intermediaries of record at a rate of 1.00% of the first $2.5 million, plus 0.75% of the next $2.5 million, plus 0.50% of the amount over $5 million, which includes an advance of the first year’s service fee. Unless you are eligible for a waiver, you may be assessed a contingent deferred sales charge (“CDSC”) of 1.00% if you redeem any of your shares within 18 months of purchase. See “How to Sell Shares—Contingent Deferred Sales Charge” below for more information.

Class C Shares

You can purchase Class C shares at the offering price, which is the net asset value per share without any up-front sales charge. Class C shares are subject to annual distribution and service fees of 1.00% of your Fund’s average daily net assets. The annual 0.25% service fee compensates your financial advisor or other financial intermediary for providing ongoing service to you. The annual 0.75% distribution fee compensates the Distributor for paying your financial advisor or other financial intermediary an ongoing sales commission as well as an advance of the first year’s service and distribution fees. The Distributor retains the service and distribution fees on accounts with no financial intermediary of record. If you redeem your shares within 12 months of purchase, you will normally pay a 1.00% CDSC, which is calculated on the

Section 3    How You Can Buy and Sell Shares

lower of your purchase price or redemption proceeds. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends.

Class C share purchase orders equaling or exceeding $1,000,000 will not be accepted. In addition, the Funds limit the cumulative amount of Class C shares that may be purchased by a single purchaser. Your financial intermediary may set lower maximum purchase limits for Class C shares. See the statement of additional information for more information.

Investors purchasing Class C shares should consider whether they would qualify for a reduced or eliminated sales charge on Class A shares that would make purchasing Class A shares a better choice. Class A share sales charges can be reduced or eliminated based on the size of the purchase, or pursuant to a letter of intent or rights of accumulation. See “How to Reduce Your Sales Charge” below.

Class I Shares

You can purchase Class I shares at the offering price, which is the net asset value per share without any up-front sales charge. As Class I shares are not subject to sales charges or ongoing service or distribution fees, they have lower ongoing expenses than the other classes.

Class I shares are available for purchase by clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services. Such clients may include individuals, corporations, endowments and foundations. The minimum initial investment for such clients is $100,000, but this minimum will be lowered to $250 for clients of financial intermediaries that have accounts holding Class I shares with an aggregate value of at least $100,000. The Distributor may also lower the minimum to $250 for clients of financial intermediaries anticipated to reach this Class I share holdings level.

Class I shares are also available for purchase by family offices and their clients. A family office is a company that provides certain financial and other services to a high net worth family or families. The minimum initial investment for family offices and their clients is $100,000, but this minimum will be lowered to $250 for clients of family offices that have accounts holding Class I shares with an aggregate value of at least $100,000. The Distributor may also lower the minimum to $250 for clients of family offices anticipated to reach this Class I share holdings level.

Class I shares are also available for purchase, with no minimum initial investment, by the following categories of investors:

•	Certain employer-sponsored retirement plans.

•	Certain bank or broker-affiliated trust departments.

•	Advisory accounts of Nuveen Fund Advisors and its affiliates.

•	Current and former trustees/directors of any Nuveen Fund, and their immediate family members (as defined in the statement of additional information).

•	Officers, directors and former directors of Nuveen Investments and its affiliates, and their immediate family members.

•	Full-time and retired employees of Nuveen Investments and its affiliates, and their immediate family members.

•	Certain financial intermediary personnel, and their immediate family members.

Section 3    How You Can Buy and Sell Shares

•	Certain other institutional investors described in the statement of additional information.

Please refer to the statement of additional information for more information about Class A, Class C and Class I shares, including more detailed program descriptions and eligibility requirements. Additional information is also available from your financial advisor, who can also help you prepare any necessary application forms.

The Funds offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares. See “What Share Classes We Offer” (above) for a discussion of eligibility requirements for purchasing Class I shares.

Class A Sales Charge Reductions

•

Rights of Accumulation. In calculating the appropriate sales charge on a purchase of Class A shares of a Fund, you may be able to add the amount of your purchase to the value, based on the current net asset value per share, of all of your prior purchases of any Nuveen Mutual Fund.

•

Letter of Intent. Subject to certain requirements, you may purchase Class A shares of a Fund at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period.

For purposes of calculating the appropriate sales charge as described under Rights of Accumulation and Letter of Intent above, you may include purchases by (i) you, (ii) your spouse or domestic partner and children under the age of 21 years, and (iii) a corporation, partnership or sole proprietorship that is 100% owned by any of the persons in (i) or (ii). In addition, a trustee or other fiduciary can count all shares purchased for a single trust, estate or other single fiduciary account that has multiple accounts (including one or more employee benefit plans of the same employer).

Class A Sales Charge Waivers

Class A shares of a Fund may be purchased at net asset value without a sales charge as follows:

•	Purchases of $1,000,000 or more (although such purchases may be subject to a CDSC in certain circumstances, see “How to Sell Shares—Contingent Deferred Sales Charge” below).

•	Monies representing reinvestment of Nuveen Mutual Fund distributions.

•	Certain employer-sponsored retirement plans.

•

Employees of Nuveen Investments and its affiliates. Purchases by full-time and retired employees of Nuveen Investments and its affiliates and such employees’ immediate family members (as defined in the statement of additional information).

•	Current and former trustees/directors of the Nuveen Funds.

•

Financial intermediary personnel. Purchases by any person who, for at least the last 90 days, has been an officer, director, or employee of any financial intermediary or any such person’s immediate family member.

•

Certain trust departments. Purchases by bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity.

Section 3    How You Can Buy and Sell Shares

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Additional categories of investors. Purchases made (i) by investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; (ii) by clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services; and (iii) through a financial intermediary that has entered into an agreement with the Distributor to offer the Funds’ shares to self-directed investment brokerage accounts and that may or may not charge a transaction fee to its customers.

In order to obtain a sales charge reduction or waiver, it may be necessary at the time of purchase for you to inform the Funds or your financial advisor of the existence of other accounts in which there are holdings eligible to be aggregated for such purposes. You may need to provide the Funds or your financial advisor information or records, such as account statements, in order to verify your eligibility for a sales charge reduction or waiver. This may include account statements of family members and information regarding Nuveen Mutual Fund shares held in accounts with other financial advisors. You or your financial advisor must notify the Distributor at the time of each purchase if you are eligible for any of these programs. The Funds may modify or discontinue these programs at any time.

Fund shares may be purchased on any business day, which is any day the New York Stock Exchange (the “NYSE”) is open for business. Generally, the NYSE is closed on weekends and national holidays. The share price you pay depends on when the Distributor receives your order and on the share class you are purchasing. Orders received before the close of trading on a business day (normally, 4:00 p.m. New York time) will receive that day’s closing share price; otherwise, you will receive the next business day’s price.

You may purchase Fund shares (1) through a financial advisor or (2) directly from the Funds.

Through a Financial Advisor

You may buy shares through your financial advisor, who can handle all the details for you, including opening a new account. Financial advisors can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisors generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an ongoing basis to help assure your investments continue to meet your needs as circumstances change. Financial advisors (including brokers or agents) are paid for providing ongoing investment advice and services, either from Fund sales charges and fees or by charging you a separate fee in lieu of a sales charge.

Financial advisors or other dealer firms may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this prospectus and the statement of additional information. Your dealer will provide you with specific information about any processing or service fees you will be charged. Shares you purchase through

Section 3    How You Can Buy and Sell Shares

your financial advisor or other intermediary will normally be held with that firm. For more information, please contact your financial advisor.

Directly from the Funds

Eligible investors may purchase shares directly from the Funds.

•

By wire. You can purchase shares by making a wire transfer from your bank. Before making an initial investment by wire, you must submit a new account form to a Fund. After receiving your form, a service representative will contact you with your account number and wiring instructions. Your order will be priced at the next closing share price based on the share class of your Fund, calculated after your Fund’s custodian receives your payment by wire. Wired funds must be received prior to 4:00 p.m. New York time to be eligible for same day pricing. Neither your Fund nor the transfer agent is responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions. Before making any additional purchases by wire, you should call Nuveen Investor Services at (800) 257-8787. You cannot purchase shares by wire on days when federally chartered banks are closed.

•

By mail. You may open an account directly with the Funds and buy shares by completing an application and mailing it along with your check to: Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. Applications may be obtained at www.nuveen.com or by calling (800) 257-8787. No third party checks will be accepted.

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the post office box above, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Funds.

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On-line. Existing shareholders with direct accounts may process certain account transactions on-line. You may purchase additional shares or exchange shares between existing, identically registered direct accounts. You can also look up your account balance, history and dividend information, as well as order duplicate account statements and tax forms from the Funds’ website. To access your account, click the “Individual Investors” link on www.nuveen.com and then choose “Account Access” under the “Resources” tab. The system will walk you through the log-in process. To purchase shares on-line, you must have established Fund Direct privileges on your account prior to the requested transaction. See “Special Services—Fund Direct” below.

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By telephone. Existing shareholders with direct accounts may also process account transactions via the Funds’ automated information line. Simply call (800) 257-8787, press 1 for mutual funds and the voice menu will walk you through the process. To purchase shares by telephone, you must have established Fund Direct privileges on your account prior to the requested transaction. See “Special Services—Fund Direct” below.

To help make your investing with us easy and efficient, we offer you the following services at no extra cost. Your financial advisor can help you complete the forms for these services, or you can call Nuveen Investor Services at (800) 257-8787 for copies of the necessary forms.

Section 3    How You Can Buy and Sell Shares

Systematic Investing

Once you have opened an account satisfying the applicable investment minimum, systematic investing allows you to make regular additional investments through automatic deductions from your bank account, directly from your paycheck or from exchanging shares from another mutual fund account. The minimum automatic deduction is $100 per month. There is no charge to participate in your Fund’s systematic investment plan. You can stop the deductions at any time by notifying your Fund in writing.

•	From your bank account. You can make systematic investments of $100 or more per month by authorizing your Fund to draw pre-authorized checks on your bank account.

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From your paycheck. With your employer’s consent, you can make systematic investments each pay period (collectively meeting the monthly minimum of $100) by authorizing your employer to deduct monies from your paycheck.

•

Systematic exchanging. You can make systematic investments by authorizing the Distributor to exchange shares from one Nuveen Mutual Fund account into another identically registered Nuveen Mutual Fund account of the same share class.

Systematic Withdrawal

If the value of your Fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see “Fund Direct” below), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in each Fund’s systematic withdrawal plan.

You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A or Class C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.

Exchanging Shares

You may exchange Fund shares into an identically registered account for the same class of another Nuveen Mutual Fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may also, under certain limited circumstances, exchange between certain classes of shares of the same fund, subject to the payment of any applicable CDSC. Please consult the statement of additional information for details.

Each Fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange. Shareholders will be provided with at least 60 days’ notice of any material revision to or termination of the exchange privilege.

Because an exchange between funds is treated for tax purposes as a purchase and sale, any gain may be subject to tax. An exchange between classes of shares of the same fund may not be considered a taxable event. You should consult your tax advisor about the tax consequences of exchanging your shares.

Fund DirectSM

The Fund Direct Program allows you to link your Fund account to your bank account, transfer money electronically between these accounts and perform

Section 3    How You Can Buy and Sell Shares

a variety of account transactions, including purchasing shares by telephone and investing through a systematic investment plan. You may also have dividends, distributions, redemption payments or systematic withdrawal plan payments sent directly to your bank account.

Reinstatement Privilege

If you redeem Fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, any shares purchased pursuant to the reinstatement privilege will not be subject to a CDSC. You may use this reinstatement privilege only once for any redemption.

You may sell (redeem) your shares on any business day, which is any day the NYSE is open for business. You will receive the share price next determined after your Fund has received your properly completed redemption request. Your redemption request must be received before the close of trading on the NYSE (normally, 4:00 p.m. New York time) for you to receive that day’s price. The Fund will normally mail your check the next business day after a redemption request is received, but in no event more than seven days after your request is received. If you are selling shares purchased recently with a check, your redemption proceeds will not be mailed until your check has cleared, which may take up to ten business days from your purchase date.

You may sell your shares (1) through a financial advisor or (2) directly to the Funds.

Through a Financial Advisor

You may sell your shares through your financial advisor, who can prepare the necessary documentation. Your financial advisor may charge for this service.

Directly to the Funds

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By mail. You can sell your shares at any time by sending a written request to the appropriate Fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. Your request must include the following information:

•	The Fund’s name;

•	Your name and account number;

•	The dollar or share amount you wish to redeem;

•	The signature of each owner exactly as it appears on the account;

•	The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);

•	The address where you want your redemption proceeds sent (if other than the address of record);

•	Any certificates you have for the shares; and

•	Any required signature guarantees.

After you have established your account, signatures on a written request must be guaranteed if:

•	You would like redemption proceeds payable or sent to any person, address or bank account other than that on record;

Section 3    How You Can Buy and Sell Shares

•	You have changed the address on your Fund’s records within the last 30 days;

•	Your redemption request is in excess of $50,000; or

•	You are requesting a change in ownership on your account.

Non-financial transactions, including establishing or modifying certain services such as changing bank information on an account, will require a signature guarantee or signature verification from a Medallion Signature Guarantee Program member or other acceptable form of authentication from a financial institution source. In addition to the situations described above, the Funds reserve the right to require a signature guarantee, or another acceptable form of signature verification, in other instances based on the circumstances of a particular situation.

A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange may guarantee signatures. Call your financial intermediary to determine if it has this capability. A notary public is not an acceptable signature guarantor. Proceeds from a written redemption request will be sent to you by check unless another form of payment is requested.

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On-line. You may redeem shares or exchange shares between existing, identically registered accounts on-line. To access your account, click the “Individual Investors” link on www.nuveen.com and then choose “Account Access” under the “Resources” tab. The system will walk you through the log-in process. On-line redemptions are not available for shares owned in certificate form and, with respect to redemptions where the proceeds are payable by check, may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account.

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By telephone. If your account is held with your Fund and not in your brokerage account, and you have authorized telephone redemption privileges, call (800) 257-8787 to redeem your shares, press 1 for mutual funds and the voice menu will walk you through the process. Telephone redemptions are not available for shares owned in certificate form and, with respect to redemptions where the proceeds are payable by check, may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record, normally the next business day after the redemption request is received. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. In this case, the redemption proceeds will be transferred to your bank on the next business day after the redemption request is received. You should contact your bank for further information concerning the timing of the credit of the redemption proceeds in your bank account.

Contingent Deferred Sales Charge

If you redeem Class A or Class C shares that are subject to a CDSC, you may be assessed a CDSC upon redemption. When you redeem Class A or Class C shares subject to a CDSC, your Fund will first redeem any shares that are not subject to a CDSC, and then redeem the shares you have owned for the longest period of time, unless you ask the Fund to redeem your shares in

Section 3    How You Can Buy and Sell Shares

An Important Note About Telephone Transactions

Although Nuveen Investor Services has certain safeguards and procedures to confirm the identity of callers, it will not be liable for losses resulting from following telephone instructions it reasonably believes to be genuine. Also, you should verify your trade confirmations immediately upon receipt.

a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The CDSC holding period is calculated on a monthly basis and begins on the first day of the month in which the purchase was made. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to the Distributor. The CDSC may be waived under certain special circumstances as described in the statement of additional information.

Accounts with Low Balances

A Fund reserves the right to liquidate or assess a low balance fee on any account held directly with the Fund that has a balance that has fallen below the account balance minimum of $1,000 for any reason, including market fluctuations.

If a Fund elects to exercise the right to assess a low balance fee, then annually the Fund will assess a $15 low balance account fee on certain accounts with balances under the account balance minimum that are IRAs, Coverdell Education Savings Accounts or accounts established pursuant to the UTMA or UGMA. At the same time, other accounts with balances under the account balance minimum will be liquidated, with proceeds being mailed to the address of record. Prior to the assessment of any low balance fee or liquidation of low balance accounts, affected shareholders will receive a communication notifying them of the pending action, thereby providing time for shareholders to bring their accounts up to the account balance minimum prior to any fee assessment or account liquidation. You will not be assessed a CDSC if your account is liquidated.

Section 3    How You Can Buy and Sell Shares

Section 4    General Information

To help you understand the tax implications of investing in the Funds, this section includes important details about how the Funds make distributions to shareholders. We discuss some other Fund policies as well. Please consult the statement of additional information and your tax advisor for more information about taxes.

The Funds intend to pay income dividends and any taxable gains annually.

Payment and Reinvestment Options

The Funds automatically reinvest your dividends in additional Fund shares unless you request otherwise. You may request to have your dividends paid to you by check, sent via electronic funds transfer through Automated Clearing House network or reinvested in shares of another Nuveen Mutual Fund. For further information, contact your financial advisor or call Nuveen Investor Services at (800) 257-8787. If you request that your distributions be paid by check but those distributions cannot be delivered because of an incorrect mailing address, or if a distribution check remains uncashed for six months, the undelivered or uncashed distributions and all future distributions will be reinvested in Fund shares at the current net asset value.

Non-U.S. Income Tax Considerations

Investment income that the Funds receive from their non-U.S. investments may be subject to non-U.S. income taxes, which generally will reduce Fund distributions. However, the United States has entered into tax treaties with many non-U.S. countries that may entitle you to certain tax benefits.

Taxes and Tax Reporting

Each Fund intends to elect to be treated and qualify each year as a regulated investment company under the Internal Revenue Code. A regulated investment company is generally not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. In order to qualify as a regulated investment company, each Fund must derive at least 90% of its gross income for each taxable year from qualifying income as provided in the Internal Revenue Code and meet other requirements with respect to asset diversification and distribution of income. If a Fund were to fail to qualify as a regulated investment company in any taxable year, and were ineligible to or otherwise did not cure such failure, the Fund would be subject to corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders, and all distributions to shareholders from earnings and profits, including any distributions of net long-term capital gains, would generally be taxable to shareholders as dividend income.

Taxable income and realized gains arising from the types of commodity-linked derivative instruments in which the Subsidiaries will invest would not constitute qualifying income were it earned directly by the Funds. Consequently, each Fund’s investment in its Subsidiary is intended to provide exposure to commodities while allowing the Fund to satisfy the requirements applicable to regulated investment companies under current

Section 4    General Information

law. The Internal Revenue Service has previously issued private letter rulings to mutual funds to the effect that income deemed to be received from their wholly-owned subsidiaries was qualifying income without regard to whether it is paid to the parent mutual fund in the form of a cash dividend. In 2011, the Internal Revenue Service suspended the issuance of such rulings while it considers the release of published guidance on the issue, but it is unclear when or if such guidance will be forthcoming. The Funds have not received a private letter ruling. In the absence of a private letter ruling or published guidance, the Funds will rely upon an opinion of counsel to the effect that, consistent with Section 851(b) of the Internal Revenue Code, income received from a controlled foreign corporation by the Funds will be considered qualifying income if it is distributed from the controlled foreign corporation in the year earned, and the Subsidiaries will be operated consistent with this statutory provision.

Because the Subsidiaries are controlled foreign corporations, it is anticipated that for federal income tax purposes, income and capital gain earned by the Subsidiaries and distributed to the Funds and their shareholders will be considered a distribution of net investment income generally taxable to shareholders as ordinary income. Moreover, net losses earned by the Subsidiaries may not be netted with income or gain earned within the Funds and may not be carried forward for use in future years. This means that if a Fund or its Subsidiary generates gains in the current fiscal year after the Subsidiary generated losses in a previous year, the Fund would not be able to reduce the amount of gains passed through to shareholders by the amount of such losses. Among other things, this may cause the Funds to pay taxable distributions during a multi-year period when they had experienced no total return or even negative total return over such period.

The Funds will make distributions that may be taxed as ordinary income (which may be taxable at different rates, depending on the sources of the distributions) or capital gains (which may be taxable at different rates, depending on the length of time a Fund holds its assets). Distributions from a Fund’s long-term capital gains are generally taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Certain ordinary income distributions received from a Fund that are determined to be qualified dividend income may be taxed at tax rates equal to those applicable to long-term capital gains. However, it is unlikely that dividends from the Funds will qualify to any significant extent for designation as qualified dividend income. The tax you pay on a given capital gains distribution depends generally on how long the Fund has held the portfolio securities it sold and not on how long you have owned your Fund shares. Distributions generally do not qualify for a dividends received deduction if you are a corporate shareholder.

Early in each year, you will receive a statement detailing the amount and nature of all distributions that you were paid during the prior year. If you hold your investment at the firm where you purchased your Fund shares, you will receive the statement from that firm. If you hold your shares directly with the Fund, the Distributor will send you the statement. The tax status of your distributions is the same whether you reinvest them or elect to receive them in cash. The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange of shares between funds is generally the same as a sale.

Please note that if you do not furnish your Fund with your correct Social Security number or employer identification number, you fail to provide

Section 4    General Information

certain certifications to your Fund, you fail to certify whether you are a U.S. citizen or a U.S. resident alien, or the Internal Revenue Service notifies the Fund to withhold, federal law requires your Fund to withhold federal income tax from your distributions and redemption proceeds at the applicable withholding rate.

Buying or Selling Shares Close to a Record Date

Buying Fund shares shortly before the record date for a taxable dividend or capital gain distribution is commonly known as “buying the dividend.” The entire distribution may be taxable to you even though a portion of the distribution effectively represents a return of your purchase price.

Non-U.S. Tax Credits

A regulated investment company with more than 50% of the value of its assets in stock or other securities of non-U.S. corporations at the close of a taxable year may, for such taxable year, elect to pass the regulated investment company’s non-U.S. tax credits through to its investors.

Cost Basis Method

For shares acquired on or after January 1, 2012, you may elect a cost basis method to apply to all existing and future accounts you may establish. The cost basis method you select will determine the order in which shares are redeemed and how your cost basis information is calculated and subsequently reported to you and to the Internal Revenue Service. Please consult your tax advisor to determine which cost basis method best suits your specific situation. If you hold your account directly with a Fund, please contact Nuveen Investor Services at (800) 257-8787 for instructions on how to make your election. If you hold your account with a financial intermediary, please contact that financial intermediary for instructions on how to make your election. If you hold your account directly with a Fund and do not elect a cost basis method, your account will default to the average cost basis method. The average cost basis method calculates cost basis by determining the average price paid for Fund shares that may have been purchased at different times for different prices. Financial intermediaries choose their own default cost basis method.

Distribution and Service Plan

The Distributor serves as the selling agent and distributor of the Funds’ shares. In this capacity, the Distributor manages the offering of the Funds’ shares and is responsible for all sales and promotional activities. In order to reimburse the Distributor for its costs in connection with these activities, including compensation paid to financial intermediaries, each Fund has adopted a distribution and service plan under Rule 12b-1 under the Investment Company Act of 1940, as amended. See “How You Can Buy and Sell Shares—What Share Classes We Offer” for a description of the distribution and service fees paid under this plan.

Under the plan, the Distributor receives a distribution fee for Class C shares primarily for providing compensation to financial intermediaries, including the Distributor, in connection with the distribution of shares. The Distributor receives a service fee for Class A and Class C shares to compensate financial intermediaries, including the Distributor, for providing ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders. Fees paid under the plan

Section 4    General Information

also compensate the Distributor for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing, and distributing advertising materials, sales literature and reports to shareholders used in connection with the sale of shares. Because fees paid under the plan are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Long-term holders of Class C shares may pay more in distribution and service fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the Financial Industry Regulatory Authority Conduct Rules.

Other Payments by the Funds

In addition to the distribution and service fees the Funds pay under the plan and fees the Funds pay to their transfer agent, the Distributor or Nuveen Fund Advisors, on behalf of the Funds, may enter into non-plan agreements with financial intermediaries pursuant to which the Funds will pay financial intermediaries for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial intermediary. The aggregate amount of these payments may be substantial and may vary significantly among intermediaries.

Other Payments by the Distributor and Nuveen Fund Advisors

In addition to the sales commissions and payments from distribution and service fees made to financial intermediaries as previously described, the Distributor and Nuveen Fund Advisors may from time to time make additional payments, out of their own resources, to certain financial intermediaries that sell shares of Nuveen Mutual Funds in order to promote the sales and retention of Fund shares by those firms and their customers. The amounts of these payments vary by financial intermediary and, with respect to a given firm, are typically calculated by reference to the amount of the firm’s recent gross sales of Nuveen Mutual Fund shares and/or total assets of Nuveen Mutual Funds held by the firm’s customers. The level of payments that the Distributor and/or Nuveen Fund Advisors is willing to provide to a particular financial intermediary may be affected by, among other factors, the firm’s total assets held in and recent net investments into Nuveen Mutual Funds, the firm’s level of participation in Nuveen Mutual Fund sales and marketing programs, the firm’s compensation program for its registered representatives who sell Nuveen Mutual Fund shares and provide services to Nuveen Mutual Fund shareholders, and the asset class of the Nuveen Mutual Funds for which these payments are provided. The statement of additional information contains additional information about these payments, including the names of the firms to which payments are made. The Distributor may also make payments to financial intermediaries in connection with sales meetings, due diligence meetings, prospecting seminars and other meetings at which the Distributor promotes its products and services.

In connection with the availability of Nuveen Mutual Funds within selected mutual fund no-transaction fee institutional platforms and fee-based wrap programs at certain financial intermediaries, the Distributor and Nuveen Fund Advisors also make payments out of their own assets to those firms as compensation for certain recordkeeping, shareholder communications and other account administration services provided to Nuveen Mutual Fund shareholders who own their Fund shares through these platforms or

Section 4    General Information

programs. These payments are in addition to the service fee and any applicable sub-transfer agency or similar fees paid to these firms with respect to these services by the Nuveen Mutual Funds out of Fund assets.

The amounts of payments to a financial intermediary could be significant, and may create an incentive for the intermediary or its representatives to recommend or offer shares of the Funds to you. The intermediary may elevate the prominence or profile of the Funds within the intermediary’s organization by, for example, placing the Funds on a list of preferred or recommended funds and/or granting the Distributor and/or its affiliates preferential or enhanced opportunities to promote the Funds in various ways within the intermediary’s organization.

The price you pay for your shares or the amount you receive upon redemption of your shares is based on your Fund’s net asset value per share, which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business. Each Fund’s latest net asset value per share is available on the Funds’ website at www.nuveen.com. Net asset value is calculated for each class of each Fund by taking the value of the class’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share.

In determining net asset value, portfolio instruments generally are valued using prices provided by independent pricing services or obtained from other sources, such as broker-dealer quotations. Exchange-traded instruments generally are valued at the last reported sales price or official closing price on an exchange, if available. Independent pricing services typically value non-exchange-traded instruments utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows, and transactions for comparable instruments. In pricing certain instruments, the pricing services may consider information about an instrument’s issuer or market activity provided by the Funds’ investment adviser or sub-advisers. Non-U.S. securities and currency are valued in U.S. dollars based on non-U.S. currency exchange rate quotations supplied by an independent quotation service.

For non-U.S. traded securities whose principal local markets close before the close of the NYSE, a Fund may adjust the local closing price based upon such factors as developments in non-U.S. markets, the performance of U.S. securities markets and the performance of instruments trading in U.S. markets that represent non-U.S. securities. A Fund may rely on an independent fair valuation service in making any such fair value determinations. If a Fund holds portfolio instruments that are primarily listed on non-U.S. exchanges, the value of such instruments may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

If a price cannot be obtained from a pricing service or other pre-approved source, or if, in the judgment of Nuveen Fund Advisors, a price is unreliable, a portfolio instrument will be valued at its fair value as determined in good faith by the Board of Trustees or its appointee. Nuveen Fund Advisors may determine that a price is unreliable in various circumstances. For example, a price may be deemed unreliable if it has not changed for an identified period

Section 4    General Information

of time, or has changed from the previous day’s price by more than a threshold amount, and recent transactions and/or broker dealer price quotations differ materially from the price in question.

The Board of Trustees has adopted valuation procedures for the Funds and has appointed the day-to-day responsibility for fair value determinations to Nuveen Fund Advisors’ Valuation Committee. All fair value determinations made by the Valuation Committee are subject to review and ratification by the Board of Trustees. As a general principle, the fair value of a portfolio instrument is the amount that an owner might reasonably expect to receive upon the instrument’s current sale. A range of factors and analysis may be considered when determining fair value, including relevant market data, interest rates, credit considerations and/or issuer specific news. However, fair valuation involves subjective judgments and it is possible that the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

The Funds are intended for long-term investment and should not be used for excessive trading. Excessive trading in the Funds’ shares can disrupt portfolio management, lead to higher operating costs, and cause other operating inefficiencies for the Funds. However, the Funds are also mindful that shareholders may have valid reasons for periodically purchasing and redeeming Fund shares.

Accordingly, the Funds have adopted a Frequent Trading Policy that seeks to balance the Funds’ need to prevent excessive trading in Fund shares while offering investors the flexibility in managing their financial affairs to make periodic purchases and redemptions of Fund shares.

The Funds’ Frequent Trading Policy generally limits an investor to two “round trip” trades in a 60-day period. A “round trip” is the purchase and subsequent redemption of Fund shares, including by exchange. Each side of a round trip may be comprised of either a single transaction or a series of closely-spaced transactions.

The Funds primarily receive share purchase and redemption orders through third-party financial intermediaries, some of whom rely on the use of omnibus accounts. An omnibus account typically includes multiple investors and provides the Funds only with a net purchase or redemption amount on any given day where multiple purchases, redemptions and exchanges of shares occur in the account. The identity of individual purchasers, redeemers and exchangers whose orders are aggregated in omnibus accounts, and the size of their orders, will generally not be known by the Funds. Despite the Funds’ efforts to detect and prevent frequent trading, the Funds may be unable to identify frequent trading because the netting effect in omnibus accounts often makes it more difficult to identify frequent traders. The Distributor has entered into agreements with financial intermediaries that maintain omnibus accounts with the Funds’ transfer agent. Under the terms of these agreements, the financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent frequent trading in the Funds through such accounts. Pursuant to these agreements, financial intermediaries may disclose to a Fund an investor’s taxpayer identification number and a record of the investor’s transactions at the request of the Fund. Technical limitations in operational systems at such intermediaries or

Section 4    General Information

at the Distributor may also limit the Funds’ ability to detect and prevent frequent trading. In addition, the Funds may permit certain financial intermediaries, including broker-dealer and retirement plan administrators, among others, to enforce their own internal policies and procedures concerning frequent trading. Such policies may differ from the Funds’ Frequent Trading Policy and may be approved for use in instances where the Funds reasonably believe that the intermediary’s policies and procedures effectively discourage inappropriate trading activity. Shareholders holding their accounts with such intermediaries may wish to contact the intermediary for information regarding its frequent trading policy. Although the Funds do not knowingly permit frequent trading, they cannot guarantee that they will be able to identify and restrict all frequent trading activity.

The Funds reserve the right in their sole discretion to waive unintentional or minor violations (including transactions below certain dollar thresholds) if they determine that doing so would not harm the interests of Fund shareholders. In addition, certain categories of redemptions may be excluded from the application of the Frequent Trading Policy, as described in more detail in the statement of additional information. These include, among others, redemptions pursuant to systematic withdrawal plans, redemptions in connection with the total disability or death of the investor, involuntary redemptions by operation of law, redemptions in payment of account or plan fees, and certain redemptions by retirement plans, including redemptions in connection with qualifying loans or hardship withdrawals, termination of plan participation, return of excess contributions, and required minimum distributions. The Funds may also modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances.

The Funds reserve the right to impose restrictions on purchases or exchanges that are more restrictive than those stated above if they determine, in their sole discretion, that a transaction or a series of transactions involves market timing or excessive trading that may be detrimental to Fund shareholders. The Funds also reserve the right to reject any purchase order, including exchange purchases, for any reason. For example, a Fund may refuse purchase orders if the Fund would be unable to invest the proceeds from the purchase order in accordance with the Fund’s investment policies and/or objective, or if the Fund would be adversely affected by the size of the transaction, the frequency of trading in the account or various other factors. For more information about the Funds’ Frequent Trading Policy and its enforcement, see “Purchase and Redemption of Fund Shares—Frequent Trading Policy” in the statement of additional information.

The custodian of the assets of the Funds is State Street Bank and Trust Company (“State Street”), 2 Avenue de Lafayette, Boston, Massachusetts 02111. The custodian also provides certain accounting services to the Funds. The Funds’ transfer, shareholder services and dividend paying agent, Boston Financial Data Services, Inc. (“BFDS”), 2000 Crown Colony Drive, Quincy, Massachusetts 02169, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts. State Street and BFDS maintain certain books and records of the Funds at their respective locations.

Section 4    General Information

Section 5    Financial Highlights

The financial highlights table is intended to help you understand each Fund’s financial performance for the life of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, whose report for the most recent fiscal year, along with the Funds’ financial statements, are included in the annual report, which is available upon request.

Nuveen Gresham Diversified Commodity Strategy Fund

Class (Commencement Date)		Investment Operations			Less Distributions					Ratios/Supplemental Data
Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV	Total Return(b)	Ending Net Assets (000)	Ratio of Expenses to Average Net Assets(c)		Ratio of Net Investment Income (Loss) to Average Net Assets(c)	Portfolio Turnover Rate(e)

Class A (7/12)
2014	$17.91	$(.23)	$(.93)	$(1.16)	$—	$—	$—	$16.75	(6.48)%	$496	1.32%		(1.23)%	0%
2013	20.71	(.22)	(2.28)	(2.50)	(.30)	—	(.30)	17.91	(12.16)	388	1.32		(1.21)	0
2012(d)	20.00	(.04)	.75	.71	—	—	—	20.71	3.55	52	1.32	*	(1.20)*	0

Class C (7/12)
2014	17.81	(.35)	(.89)	(1.24)	—	—	—	16.57	(6.96)	952	2.07		(1.98)	0
2013	20.68	(.36)	(2.27)	(2.63)	(.24)	—	(.24)	17.81	(12.81)	74	2.07		(1.96)	0
2012(d)	20.00	(.07)	.75	.68	—	—	—	20.68	3.40	52	2.07	*	(1.95)*	0

Class I (7/12)
2014	17.95	(.18)	(.91)	(1.09)	—	—	—	16.86	(6.07)	58,234	1.07		(.98)	0
2013	20.72	(.18)	(2.27)	(2.45)	(.32)	—	(.32)	17.95	(11.91)	18,521	1.07		(.96)	0
2012(d)	20.00	(.03)	.75	.72	—	—	—	20.72	3.60	7,147	1.07	*	(.95 )*	0

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)	Total Return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total Return is not annualized.

(c)	After fee waiver and/or expense reimbursement from Nuveen Fund Advisors, where applicable.

(d)	For the period July 30, 2012 (commencement of operations) through September 30, 2012.

(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales divided by the average long-term market value during the period. The Fund did not invest in any long-term securities during the reporting period.

*	Annualized.

Section 5    Financial Highlights

Nuveen Gresham Long/Short Commodity Strategy Fund

Class (Commencement Date)		Investment Operations			Less Distributions							Ratios/Supplemental Data
Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital		Total	Ending NAV	Total Return(b)	Ending Net Assets (000)	Ratio of Expenses to Average Net Assets(c)		Ratio of Net Investment Income (Loss) to Average Net Assets(c)	Portfolio Turnover Rate(e)

Class A (7/12)
2014	$18.49	$(.30)	$1.09	$.79	$—	$—	$—		$—	$19.28	4.16%	$991	1.72%		(1.63)%	0%
2013	19.64	(.30)	(.77)	(1.07)	(.08)	—	—	**	(.08)	18.49	(5.40)	1,100	1.72		(1.61)	0
2012(d)	20.00	(.06)	(.30)	(.36)	—	—	—		—	19.64	(1.80)	49	1.72	*	(1.63)*	0

Class C (7/12)
2014	18.38	(.44)	1.08	.64	—	—	—		—	19.02	3.43	54	2.47		(2.38)	0
2013	19.61	(.44)	(.77)	(1.21)	(.02)	—	—	**	(.02)	18.38	(6.12)	52	2.47		(2.35)	0
2012(d)	20.00	(.08)	(.31)	(.39)	—	—	—		—	19.61	(1.95)	49	2.47	*	(2.38)*	0

Class I (7/12)
2014	18.51	(.26)	1.10	.84	—	—	—		—	19.35	4.48	6,926	1.47		(1.38)	0
2013	19.65	(.25)	(.79)	(1.04)	(.09)	—	(.01)		(.10)	18.51	(5.24)	6,576	1.47		(1.35)	0
2012(d)	20.00	(.05)	(.30)	(.35)	—	—	—		—	19.65	(1.75)	6,778	1.47	*	(1.38)*	0

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)	Total Return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total Return is not annualized.

(c)	After fee waiver and/or expense reimbursement from Nuveen Fund Advisors, where applicable.

(d)	For the period July 30, 2012 (commencement of operations) through September 30, 2012.

(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales divided by the average long-term market value during the period. The Fund did not invest in any long-term securities during the reporting period.

*	Annualized.

**	Rounds to less than $.01 per share.

Section 5    Financial Highlights

Nuveen Mutual Funds

Nuveen offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by category.

Municipal-National

All-American Municipal Bond

High Yield Municipal Bond

Inflation Protected Municipal Bond

Intermediate Duration Municipal Bond

Limited Term Municipal Bond

Short Duration High Yield Municipal Bond

Short Term Municipal Bond

Strategic Municipal Opportunities

Municipal-State

Arizona Municipal Bond

California High Yield Municipal Bond

California Municipal Bond

Colorado Municipal Bond

Connecticut Municipal Bond

Georgia Municipal Bond

Kansas Municipal Bond

Kentucky Municipal Bond

Louisiana Municipal Bond

Maryland Municipal Bond

Massachusetts Municipal Bond

Michigan Municipal Bond

Minnesota Intermediate Municipal Bond

Minnesota Municipal Bond

Missouri Municipal Bond

Nebraska Municipal Bond

New Jersey Municipal Bond

New Mexico Municipal Bond

New York Municipal Bond

North Carolina Municipal Bond

Ohio Municipal Bond

Municipal-State (continued)

Oregon Intermediate Municipal Bond

Pennsylvania Municipal Bond

Tennessee Municipal Bond

Virginia Municipal Bond

Wisconsin Municipal Bond

Taxable Fixed Income

Core Bond

Core Plus Bond

Global Total Return Bond

High Income Bond

Inflation Protected Securities

Intermediate Government Bond

NWQ Flexible Income

Preferred Securities

Short Term Bond

Strategic Income

Symphony Credit Opportunities

Symphony Floating Rate Income

Symphony High Yield Bond

U.S. Infrastructure Bond

Global/International

Global Growth

International Growth

NWQ Global Equity

NWQ Global Equity Income

Santa Barbara Global Dividend Growth

Santa Barbara International Dividend Growth

Symphony International Equity

Tradewinds Emerging Markets

Global/International (continued)

Tradewinds Global All-Cap

Tradewinds International Value

Tradewinds Japan

Value

Dividend Value

Large Cap Value

Mid Cap Value

NWQ Large-Cap Value

NWQ Multi-Cap Value

NWQ Small-Cap Value

NWQ Small/Mid-Cap Value

Small Cap Value

Tradewinds Value Opportunities

Growth

Growth

Large Cap Growth

Large Cap Growth Opportunities

Mid Cap Growth Opportunities

Small Cap Growth Opportunities

Symphony Large-Cap Growth

Winslow Large-Cap Growth

Core

Concentrated Core

Core Dividend

Large Cap Core

Large Cap Core Plus

Large Cap Select

Santa Barbara Dividend Growth

Core (continued)

Small Cap Select

Symphony Low Volatility Equity

Symphony Mid-Cap Core

Symphony Small Cap Core

Real Assets

Global Infrastructure

Gresham Diversified Commodity Strategy

Real Asset Income

Real Estate Securities

Asset Allocation

Intelligent Risk Conservative Allocation

Intelligent Risk Growth Allocation

Intelligent Risk Moderate Allocation

Strategy Aggressive Growth Allocation

Strategy Balanced Allocation

Strategy Conservative Allocation

Strategy Growth Allocation

Index

Equity Index

Mid Cap Index

Small Cap Index

Alternative Strategies

Equity Long/Short

Equity Market Neutral

Gresham Long/Short Commodity Strategy

Symphony Dynamic Credit

Symphony Dynamic Equity

Tactical Market Opportunities

Several additional sources of information are available to you, including the codes of ethics adopted by the Funds, Nuveen Investments, Nuveen Fund Advisors, Nuveen Asset Management and Gresham. The statement of additional information, incorporated by reference into this prospectus, contains detailed information on the policies and operation of the Funds included in this prospectus. Additional information about the Funds’ investments is available in the annual and semi-annual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year. The Funds’ most recent statement of additional information, annual and semi-annual reports and certain other information are available, free of charge, by calling Nuveen Investor Services at (800) 257-8787, on the Funds’ website at www.nuveen.com, or through your financial advisor. Shareholders may call the toll free number above with any inquiries.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). Reports and other information about the Funds are available on the EDGAR Database on the SEC’s website at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 551-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street, NE, Washington, D.C. 20549-1520. The SEC may charge a copying fee for this information.

The Funds are series of Nuveen Investment Trust V, whose Investment Company Act file number is 811-21979.

Distributed by

Nuveen Securities, LLC

333 West Wacker Drive

Chicago, Illinois 60606

(800) 257-8787

www.nuveen.com

MPR-GRESH-1215P

January 30, 2015, as supplemented December 1, 2015

Nuveen Gresham Diversified Commodity Strategy Fund

Ticker Symbols: Class A—NGVAX, Class C—NGVCX, Class I—NGVIX

Nuveen Gresham Long/Short Commodity Strategy Fund

Ticker Symbols: Class A—NGSAX, Class C—NGSCX, Class I—NGSIX

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to, and should be read in conjunction with, the Prospectus dated January 30, 2015 for Nuveen Gresham Diversified Commodity Strategy Fund and Nuveen Gresham Long/Short Commodity Strategy Fund (each, a “Fund,” and collectively, the “Funds”), each a series of Nuveen Investment Trust V. A Prospectus may be obtained without charge from certain securities representatives, banks and other financial institutions that have entered into sales agreements with Nuveen Securities, LLC (the “Distributor”), or from a Fund, by written request to the applicable Fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530, or by calling (800) 257-8787.

The audited financial statements for each Fund’s most recent fiscal year appear in the Fund’s Annual Report dated September 30, 2014, which is incorporated herein by reference and is available without charge by calling (800) 257-8787.

GENERAL INFORMATION

The Funds are diversified series of Nuveen Investment Trust V (the “Trust”), an open-end management investment company organized as a Massachusetts business trust on September 27, 2006. Each series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets, with its own objective and policies. Currently, four series of the Trust are authorized and outstanding. The Funds’ investment adviser is Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”). The Funds’ sub-advisers are Gresham Investment Management LLC (“Gresham LLC”), acting through its Near Term Active division (“Gresham NTA” or “Gresham”), and Nuveen Asset Management, LLC (“Nuveen Asset Management”) (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”).

Certain matters under the Investment Company Act of 1940, as amended (the “1940 Act”), which must be submitted to a vote of the holders of the outstanding voting securities of a series, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting shares of each series affected by such matter.

INVESTMENT RESTRICTIONS

The investment objective and certain investment policies of each Fund are described in the Prospectus for the Funds. Each Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the Fund’s outstanding voting shares:

(1) Borrow money except as permitted by the 1940 Act and exemptive orders granted thereunder.

(2) Issue senior securities as defined in the 1940 Act, except as permitted by the 1940 Act.

(3) Underwrite any issue of securities, except to the extent that the purchase or sale of securities in accordance with its investment objective, policies and limitations may be deemed to be an underwriting.

(4) Purchase or sell real estate, but this shall not prevent the Fund from investing in securities secured by real estate or interests therein or foreclosing upon and selling such security.

(5) Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments; but this restriction shall not prohibit a Fund from investing in options on commodity indices, commodity futures contracts and options thereon, commodity-related swap agreements, other commodity-related derivative instruments, and investment companies that provide exposure to commodities.

(6) Make loans except as permitted by the 1940 Act and exemptive orders granted thereunder.

(7) Invest more than 25% of its net assets in securities of issuers in any one industry; provided, however, that such limitation shall not be applicable to securities issued by governments or political subdivisions of governments, obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, securities of other investment companies and tax-exempt securities or such other securities as may be excluded for this purpose by the 1940 Act and exemptive orders granted thereunder.

Except with respect to the limitation set forth in number (1) above, the foregoing restrictions and limitations will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

For purposes of applying the limitations set forth in numbers (1) and (2) above, under the 1940 Act as currently in effect, a Fund is not permitted to issue senior securities, except that a Fund may borrow from any bank if immediately after such borrowing the value of the Fund’s total assets is at least 300% of the principal amount of all of the Fund’s borrowings (i.e., the principal amount of the borrowings may not exceed 33 1/3% of the Fund’s total assets). In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three calendar days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowing shall be at least 300%. No exemptive orders have been issued with respect to the limitation set forth in number (1).

For purposes of applying the limitation set forth in number (6) above, there are no limitations with respect to unsecured loans made by a Fund to an unaffiliated party. However, if a Fund loans its portfolio securities, the obligation on the part of the Fund to return collateral upon termination of the loan could be deemed to involve the issuance of a senior security within the meaning of Section 18(f) of the 1940 Act. In order to avoid violation of Section 18(f), the Fund may not make a loan of portfolio securities if, as a result, more than one-third of its total asset value (at market value computed at the time of making a loan) would be on loan. No exemptive orders have been issued, applied for or pending with respect to the limitation set forth in number (6). Furthermore, there is no guarantee that such an exemptive order, if applied for, will be issued.

The limitation in number (7) above will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. This limitation also does not place a limit on investment in issuers domiciled in a single jurisdiction or country.

For purposes of applying the limitation set forth in number (7) above, each Fund classifies asset-backed securities in its portfolio in separate industries based upon a combination of the industry of the issuer or sponsor and the type of collateral. The industry of the issuer or sponsor and the type of collateral will be determined by the Adviser. For example, an asset-backed security known as “Money Store 94-D A2” would be classified as follows: the issuer or sponsor of the security is The Money Store, a personal finance company, and the collateral underlying the security is automobile receivables. Therefore, the industry classification would be Personal Finance Companies—Automobile. Similarly, an asset-backed security known as “Midlantic Automobile Grantor Trust 1992-1 B” would be classified as follows: the issuer or sponsor of the security is Midlantic National Bank, a banking organization, and the collateral underlying the security is automobile receivables. Therefore, the industry classification would be Banks—Automobile. Thus, an issuer or sponsor may be included in more than one “industry” classification, as may a particular type of collateral.

The foregoing fundamental investment policies cannot be changed without approval by holders of a “majority of the Fund’s outstanding voting shares.” As defined in the 1940 Act, this means the vote of (i) 67% or more of a Fund’s shares present at a meeting, if the holders of more than 50% of the Fund’s shares are present or represented by proxy, or (ii) more than 50% of a Fund’s shares, whichever is less.

In addition to the foregoing fundamental investment policies, each Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. A Fund may not:

(1) Purchase a security if, as a result, more than 15% of its net assets would be invested in “illiquid” securities, including repurchase agreements maturing in more than seven days. The term “illiquid securities” will have the same meaning as given in guidance provided by the staff of the Securities and Exchange Commission (“SEC”).

(2) Acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act.

For temporary defensive purposes, or to manage cash pending investment or payout, each Fund may invest up to 100% of its total assets in cash or cash equivalents, securities issued by the U.S. government, its agencies or instrumentalities, commercial paper, and certain other money market instruments, as well as repurchase agreements collateralized by the foregoing. During such periods, a Fund may not be able to achieve its investment objective.

INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Funds’ investment objectives, principal investment strategies, policies and techniques that appears in the Prospectus for the Funds. Additional information concerning principal investment strategies of the Funds, and other investment strategies that may be used by the Funds, is set forth below in alphabetical order. Additional information concerning the Funds’ investment restrictions is set forth above under “Investment Restrictions.”

If a percentage limitation on investments by a Fund stated in this SAI or the Prospectus is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in asset value will not be deemed to violate the limitation except in the case of the limitations on borrowing. To the extent a Fund is limited to investing in securities with specified ratings or of a certain credit quality, the Fund is not required to sell a security if its rating is reduced or its credit quality declines after purchase, but may consider doing so. Descriptions of the rating categories of Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”), Fitch, Inc. (“Fitch”) and Moody’s Investors Service, Inc. (“Moody’s”) are contained in Appendix A.

References in this section to the Adviser also apply, to the extent applicable, to the Sub-Advisers of the Funds.

Cayman Subsidiaries

Nuveen Gresham Diversified Commodity Strategy Fund and Nuveen Gresham Long/Short Commodity Strategy Fund may invest up to 25% of their net assets in, respectively, Gresham Diversified Commodity Fund Ltd. and Gresham Long/Short Commodity Fund Ltd., their wholly-owned subsidiaries organized under the laws of the Cayman Islands (each a “Subsidiary” and collectively the “Subsidiaries”). The Subsidiaries may invest in commodity-linked derivative instruments, as described under “Commodity Investments” below. Because each Fund may invest a substantial portion of its assets in its Subsidiary, which may hold certain of the investments described in the Prospectus and this SAI, each Fund may be considered to be investing indirectly in those investments through its Subsidiary. Therefore, except as otherwise noted, for purposes of this disclosure, references to the Fund’s investments may also be deemed to include the Fund’s indirect investments through its Subsidiary.

The Subsidiaries are not registered under the 1940 Act and are not subject to regulation thereunder, except as noted in the Prospectus or this SAI. However, each Subsidiary is wholly-owned and controlled by a Fund and is advised by Nuveen Fund Advisors and sub-advised by Gresham. Therefore, each Fund’s ownership and control of its Subsidiary make it unlikely that the Subsidiary would take action contrary to the interests of the Fund or its shareholders. The Funds’ Board of Trustees has oversight responsibility for the investment activities of the Funds, including their expected investment in the Subsidiaries, and each Fund’s role as the sole shareholder of its Subsidiary. Also, in managing each Subsidiary’s portfolio, Nuveen Fund Advisors and Gresham are subject to the same investment policies and restrictions that apply to the management of the Funds, and, in particular, to the requirements relating to leverage, liquidity, brokerage, and the timing and method of valuation with respect to each Subsidiary’s portfolio investments and shares of each Subsidiary. Nuveen Fund Advisors and Gresham receive no additional compensation for managing the assets of the Subsidiaries. The Subsidiaries will also enter into separate contracts for the provision of custody and transfer agency services with the same or with affiliates of the same service providers that provide those services to the Funds.

Changes in the laws of the United States (where the Funds are organized) and/or the Cayman Islands (where the Subsidiaries are incorporated) could prevent the Funds and/or the Subsidiaries from operating as described in the Prospectus and this SAI and could negatively affect the Funds and their shareholders. For example, the Cayman Islands currently does not impose certain taxes on the Subsidiaries, including income and capital gains tax, among others. If Cayman Islands laws were changed to require the Subsidiaries to pay Cayman Islands taxes, the investment returns of the Funds would likely decrease.

The financial statements of each Subsidiary will be consolidated with its respective parent Fund’s financial statements in the Funds’ Annual and Semi-Annual Reports.

Commodity Investments

Each Fund gains exposure to commodities, either directly or through its Subsidiary, in commodity-linked derivative instruments such as commodity futures and forward contracts, commodity swaps, options on commodity futures contracts and commodity-linked structured notes. Additional information on the Subsidiaries is set forth under “Cayman Subsidiaries” above. Additional information regarding specific commodity-linked derivatives is set forth under “Derivative Instruments” below. The Fund, either directly or through the Subsidiary, may also gain exposure to commodities through investment in certain investment companies, including exchange-traded funds (“ETFs”), other pooled investment vehicles that invest primarily in commodities or commodity-related instruments, and in exchange-traded notes (“ETNs”) linked to the value of commodities.

Each Fund’s commodity investments generally will not require significant outlays of principal. Each Fund may invest up to 25% of its net assets in its Subsidiary, which will be committed as “initial” and “variation” margin to secure its Subsidiary’s positions in derivative instruments. These assets are placed in accounts maintained by each Subsidiary at the Subsidiaries’ clearing broker, and are invested by the clearing broker in high-quality instruments permitted under regulations promulgated by the Commodity Futures Trading Commission (the “CFTC”).

The prices of commodity-linked derivatives may move in different directions than investments in traditional equity and debt securities. For example, during periods of rising inflation, historically debt securities have tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, historically the prices of certain commodities, such as oil and metals, have tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked investments have been parallel to debt and equity securities.

Historically, the correlation between the quarterly investment returns of commodities and the quarterly investment returns of traditional financial assets such as stocks and bonds generally was negative. This inverse relationship occurred generally because commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits. The reverse may be true during “bull markets,” when investments in traditional securities such as stocks and bonds may outperform the Funds’ commodity-related investments. However, over the long term, the returns on the Funds’ commodity-related investments are expected to exhibit low or negative correlation with stocks and bonds.

Debt Security Investments

Assets not invested by the Funds in the Subsidiaries or directly in commodity-linked derivative instruments are invested by Nuveen Asset Management in debt securities.

Debt securities held by Nuveen Gresham Diversified Commodity Strategy Fund consist of cash equivalents, U.S. government securities and other high-quality short-term debt securities with final terms not exceeding one year at the time of investment. These investments (excluding U.S. government securities) will be rated at all times at the applicable highest short-term or long-term debt or deposit rating or money market fund rating as determined by at least one nationally recognized statistical rating organization or, if unrated, judged by Nuveen Asset Management to be of comparable quality.

Debt securities held by Nuveen Gresham Long/Short Commodity Strategy Fund include (i) securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, (ii) securities issued or guaranteed by foreign governments, or their political subdivisions or agencies or instrumentalities, (iii) U.S. and foreign corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations, (iv) asset-backed securities and (v) residential and commercial mortgage-backed securities.

The types of debt securities each Fund may hold are described below.

U.S. Government Securities

Each Fund may invest in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities that are issued or guaranteed by the United States Treasury, by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. Some of the U.S. government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. An instrumentality of the U.S. government is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and FNMA. In the case of those U.S. government securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.

Certificates of Deposit

Each Fund may invest in certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to the Fund’s 15% restriction on investments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by a Fund may not be fully insured. A Fund may only invest in certificates of deposit issued by U.S. banks with at least $1 billion in assets.

Bankers’ Acceptances

Each Fund may invest in bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

Repurchase Agreements

Each Fund may invest in repurchase agreements which involve purchases of debt securities. In such an action, at the time the Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for a Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for a Fund to invest temporarily available cash. A Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to a Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the affected Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The portfolio managers monitor the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The portfolio managers do so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to a Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of a Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

Bank Time Deposits

Each Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

Commercial Paper

Each Fund may invest in commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between a Fund and a corporation. There is no secondary market for the notes. However, they are redeemable by a Fund at any time. The portfolio managers will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because a Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. A Fund may invest in commercial paper only if its has received the highest rating from at least one nationally recognized statistical rating organization or, if unrated, judged by Nuveen Asset Management to be of comparable quality.

Money Market Funds

Each Fund may invest in shares of money market funds. Shares of money market funds are subject to management fees and other expenses of those funds. Therefore, investments in money market funds will cause the Funds to bear proportionately the costs incurred by the money market funds’ operations. At the same time, each Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of other investment companies. Although money market funds that operate in accordance with Rule 2a-7 under the 1940 Act seek to preserve a $1.00 share price, it is possible for the Funds to lose money by investing in money market funds.

Non-U.S. Debt Obligations

Each Fund may invest in sovereign debt obligations of non-U.S. countries. A sovereign debtor’s willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which it may be subject.

Corporate Debt Securities

Nuveen Gresham Long/Short Commodity Strategy Fund may invest in corporate debt securities of U.S. and non-U.S. issuers. The broad category of corporate debt securities includes debt issued by companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Corporate debt securities are usually issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. Rates on corporate debt securities are set according to prevailing interest rates at the time of the issue, the credit rating of the issuer, the length of the maturity and other terms of the security. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small non-U.S. corporation from an emerging market country that has not been rated by a Nationally Recognized Statistical Rating Organization (“NRSRO”) may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it’s due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while making payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

Asset-Backed Securities

Nuveen Gresham Long/Short Commodity Strategy Fund may invest in asset-backed securities. Asset-backed securities are securities that are secured or “backed” by pools of various types of assets on which cash payments are due at fixed intervals over set periods of time. Asset-backed securities are created in a process called securitization. In a securitization transaction, an originator of loans or an owner of accounts receivables of a certain type of asset class sells such underlying assets in a “true sale” to a special purpose entity, so that there is no recourse to such originator or owner. Payments of principal and interest on asset-backed securities typically are tied to payments made on the pool of underlying assets in the related securitization. Such payments on the underlying assets are effectively “passed through” to the asset-backed security holders on a monthly or other regular, periodic basis. The level of seniority of a particular asset-backed security will determine the priority in which the holder of such asset-backed security is paid, relative to other security holders and parties in such securitization. Examples of underlying assets include consumer loans or receivables, home equity loans, automobile loans or leases, and time shares, though other types of receivables or assets also may be used.

While asset-backed securities typically have a fixed, stated maturity date, low prevailing interest rates may lead to an increase in the prepayments made on the underlying assets. This may cause the outstanding balances due on the underlying assets to be paid down more rapidly. As a result, a decrease in the originally anticipated interest from such underlying securities may occur, causing the asset-backed securities to pay-down in whole or in part prior to their original stated maturity date. Prepayment proceeds would then have to be reinvested at the lower prevailing interest rates. Conversely, prepayments on the underlying assets may be less than anticipated, causing an extension in the duration of the asset-backed securities.

Delinquencies or losses that exceed the anticipated amounts for a given securitization could adversely impact the payments made on the related asset-backed securities. This is a reason why, as part of a securitization, asset-backed securities are often accompanied by some form of credit enhancement, such as a guaranty, insurance policy, or subordination. Credit protection in the form of derivative contracts may also be purchased. In certain securitization transactions, insurance, credit protection, or both may be purchased with respect to only the most senior classes of asset-backed securities, on the underlying collateral pool, or both. The extent and type of credit enhancement varies across securitization transactions.

The ratings and creditworthiness of asset-backed securities typically depend on the legal insulation of the issuer and transaction from the consequences of a sponsoring entity’s bankruptcy, as well as on the credit quality of the underlying receivables and the amount and credit quality of any third-party credit enhancement supporting the underlying receivables or the asset-backed securities. Asset-backed securities and their underlying receivables generally are not issued or guaranteed by any governmental entity.

Mortgage-Backed Securities

Nuveen Gresham Long/Short Commodity Strategy Fund may invest in mortgage-backed securities. These investments include agency pass-through certificates, private mortgage pass-through securities, collateralized mortgage obligations, stripped mortgage-backed securities, adjustable rate mortgage securities and commercial mortgage-backed securities, as defined and described below.

A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans. Residential mortgage-backed securities (“RMBS”) are backed by a pool of mortgages on residential property while commercial mortgage-backed securities (“CMBS”) are backed by a pool of mortgages on commercial property. Mortgage-backed securities are most commonly issued or guaranteed by Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) or Federal Home Loan Mortgage Corporation (“FHLMC”), but may also be issued or guaranteed by other private issuers.

Agency Pass-Through Certificates. Agency Pass-Through Certificates are mortgage pass-through certificates representing undivided interests in pools of residential mortgage loans. Distribution of principal and interest on the mortgage loans underlying an Agency Pass-Through Certificate is an obligation of or guaranteed by GNMA, FNMA or FHLMC. GNMA is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The guarantee of GNMA with respect to GNMA certificates is backed by the full faith and credit of the United States, and GNMA is authorized to borrow from the U.S. Treasury in an amount which is at any time sufficient to enable GNMA, with no limitation as to amount, to perform its guarantee.

FNMA is a federally chartered and privately owned corporation organized and existing under federal law. Although the Secretary of the Treasury of the United States has discretionary authority to lend funds to FNMA, neither the United States nor any agency thereof is obligated to finance FNMA’s operations or to assist FNMA in any other manner.

FHLMC is a federally chartered corporation organized and existing under federal law, the common stock of which is owned by the Federal Home Loan Banks. Neither the United States nor any agency thereof is obligated to finance FHLMC’s operations or to assist FHLMC in any other manner.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. In addition, the U.S. Treasury Department agreed to provide FNMA and FHLMC with up to $100 billion of capital each to ensure that they are able to continue to provide ongoing liquidity to the U.S. home mortgage market. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

The mortgage loans underlying GNMA certificates are partially or fully guaranteed by the Federal Housing Administration or the Veterans Administration, while the mortgage loans underlying FNMA certificates and FHLMC certificates are conventional mortgage loans which are, in some cases, insured by private mortgage insurance companies. Agency Pass-Through Certificates may be issued in a single class with respect to a given pool of mortgage loans or in multiple classes.

The residential mortgage loans evidenced by Agency Pass-Through Certificates generally are secured by first mortgages on one- to four-family residential dwellings. Such mortgage loans generally have final maturities ranging from 15 to 40 years and generally provide for monthly payments in amounts sufficient to amortize their original principal amounts by the maturity dates. Each monthly payment on such mortgage loans generally includes both an interest component and a principal component, so that the holder of the mortgage loans receives both interest and a partial return of principal in each monthly payment. In general, such mortgage loans can be prepaid by the borrowers at any time without any prepayment penalty. In addition, many such mortgage loans contain a “due-on-sale” clause requiring the loans to be repaid in full upon the sale of the property securing the loans. Because residential mortgage loans generally provide for monthly amortization and may be prepaid in full at any time, the weighted average maturity of a pool of residential mortgage loans is likely to be substantially shorter than its stated final maturity date. The rate at which a pool of residential mortgage loans is prepaid may be influenced by many factors and is not predictable with precision.

Privately Issued Mortgage-Backed Securities. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government. Any investments the Fund makes in mortgage-related securities that are issued by private issuers have some exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or structured investment vehicles) and other entities that acquire and package mortgage loans for resale as mortgage-related securities. Unlike mortgage-related securities issued or guaranteed by the U.S. government or one of its sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include: (1) the issuance of senior and subordinated securities (e.g., the issuance of securities by a special purpose vehicle in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); (2) the creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and (3) “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

In addition, mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

Privately issued mortgage-related securities are generally less liquid than obligations directly or indirectly guaranteed by the U.S. government or a government-sponsored entity, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool or can result in credit losses.

Collateralized Mortgage Obligations. Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively referred to hereinafter as “Mortgage Assets”). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets. All references in this section to CMOs include multi-class pass-through securities. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. The Fund will only invest in SMBS whose mortgage assets are U.S. government obligations. A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

Adjustable Rate Mortgage Securities. The Funds may invest in Adjustable Rate Mortgage Securities (“ARMS”). ARMS are pass-through mortgage securities collateralized by mortgages with interest rates that are adjusted from time to time. ARMS also include adjustable rate tranches of

CMOs. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. While the values of ARMS, like other debt securities, generally vary inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the values of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates. Moreover, rising interest rates may lead to borrowers on mortgages underlying ARMS not being able to afford the corresponding higher payments, which could negatively impact the credit and prices of non-agency ARMS.

ARMS typically have caps which limit the maximum amount by which the interest rate may be increased or decreased at periodic intervals or over the life of the loan. To the extent interest rates increase in excess of the caps, ARMS can be expected to behave more like traditional debt securities and to decline in value to a greater extent than would be the case in the absence of such caps. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages. The extent to which the prices of ARMS fluctuate with changes in interest rates will also be affected by the indices underlying the ARMS.

Risks of Investing in Mortgage-Backed Securities. Investment in mortgage-backed securities poses several risks, including, among others, prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and the Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the risk that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.

The risks to which CMBS are subject differ somewhat from the risks to which RMBS are subject. CMBS are typically backed by a much smaller number of mortgages than RMBS are, so problems with one or a small number of mortgages backing a CMBS can have a large impact on its value. As CMBS have a less diversified pool of loans backing them, they are much more susceptible to property-specific risk. The values of CMBS are also more sensitive to macroeconomic trends. For example, when the economy slows rents generally decrease and vacancies generally increase for commercial real estate. Similarly, as many CMBS have a large exposure to retail properties, events that negatively impact the retail industry can also negatively impact the value of CMBS.

High Yield Debt Securities

Nuveen Gresham Long/Short Commodity Strategy Fund may invest in high yield securities. High yield and comparable unrated debt securities (also known as “junk” bonds) are typically issued by companies without long track records of sales and earnings, or by companies that have questionable credit strength. These securities: (a) will likely have some quality and protective characteristics that, in the judgment of the NRSRO, are outweighed by large uncertainties or major risk exposures to adverse conditions; and (b) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation.

The yields on high yield and comparable unrated debt securities generally are higher than the yields available on investment-grade debt securities. However, investments in these securities generally involve greater volatility of price and risk of loss of income and principal, including the possibility of default by or insolvency of the issuers of such securities. Since the risk of default is higher for high yield and comparable unrated debt securities, the Fund will try to minimize the risks inherent in investing in these securities by engaging in credit analysis, diversification, and attention to current developments and trends affecting interest rates and economic conditions. The Fund will attempt to identify those issuers of high yield and comparable unrated debt securities with a financial condition that is adequate to meet future obligations, has improved, or is expected to improve in the future. Accordingly, with respect to these types of securities, the Fund may be more dependent on credit analysis than is the case for higher quality bonds.

The market values of certain high yield and comparable unrated debt securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, issuers of these securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

The risk of loss due to default by such issuers is significantly greater because high yield and comparable unrated debt securities generally are unsecured and frequently are subordinated to senior indebtedness. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on such securities. The existence of limited markets for these securities may diminish the Fund’s ability to: (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value; and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

An economic recession could severely disrupt the market for such securities and adversely affect the value of such securities. Any such economic downturn also could severely and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

Because certain high yield and comparable unrated debt securities may be issued by non-U.S. companies, there are certain additional risks associated with such investments. See “Non-U.S. Investments.”

Derivative Instruments

Each Fund may use derivative instruments as described below to attempt to seek to enhance return, to hedge some of the risks of its investments in securities, as a substitute for a position in the underlying asset, to reduce transaction costs, to maintain full market exposure (which means to adjust the characteristics of its investments to more closely approximate those of the markets in which it invests), to manage cash flows, or to preserve capital.

Derivative hedges are generally used to hedge against price movements in one or more particular investments that a Fund owns or intends to acquire. Such instruments may also be used to “lock-in” realized but unrecognized gains in the value of portfolio investments. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. A Fund may also use derivative instruments to manage the risks of its assets. The use of derivative instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded, the CFTC and various state regulatory authorities. In addition, a Fund’s ability to use hedging instruments will be limited by tax considerations.

Regulation of the Fund as a Commodity Pool

Each Fund and its respective Subsidiary are subject to regulation as commodity pools under the Commodity Exchange Act (“CEA”), and the Adviser has registered with the CFTC and the National Futures Association (“NFA”) as a commodity pool operator.

Gresham’s investment decisions may need to be modified, and commodity contract positions held by the Funds and/or the Subsidiaries may have to be liquidated at disadvantageous times or prices, to avoid exceeding position limits established by the CFTC, potentially subjecting the Funds to substantial losses.

The regulation of commodity transactions in the United States is a rapidly changing area of law and is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change on the Funds is impossible to predict, but could be substantial and adverse to the Funds.

Asset Coverage for Futures and Options Positions

Each Fund will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered investment companies and, if the guidelines so require, will set aside or earmark cash, U.S. government securities, high grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC in the amount prescribed. Securities set aside or earmarked cannot be sold while the futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily. A Fund and/or its Subsidiary may not enter into futures or options positions if such positions will require the Fund to set aside or earmark more than 100% of its net assets.

Federal Income Tax Treatment of Futures Contracts and Options

Each Fund’s transactions in futures contracts and options will be subject to special provisions of the Internal Revenue Code of 1986, as amended (the “Code”), that, among other things, may affect the character of gains and losses realized by a Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to a Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the distribution requirement for avoiding excise taxes.

Futures Contracts

Each Fund, either directly or through its Subsidiary, may purchase and sell futures contracts (hereinafter referred to as “Futures Contracts”), including commodity futures contracts and index futures, and options on such contracts. A Fund may use Futures Contracts and related options for hedging and non-hedging purposes. A Fund will not enter into Futures Contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into Futures Contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading are regulated under the CEA by the CFTC.

Each Fund may invest in commodity Futures Contracts. Commodity Futures Contracts are generally based upon commodities within the six principal commodity groups: energy, industrial metals, agriculture, precious metals, foods and fibers, and livestock. The price of a commodity Futures Contract will reflect the storage costs of purchasing the physical commodity. These storage costs include the time value of money invested in the physical commodity plus the actual costs of storing the commodity less any benefits from ownership of the physical commodity that are not obtained by the holder of a Futures Contract (this is sometimes referred to as the “convenience yield”). To the extent that these storage costs change for an underlying commodity while a Fund is invested in Futures Contracts on that commodity, the value of the Futures Contract may change proportionately.

Commodity Futures Contracts are traded on futures exchanges. These futures exchanges offer a central marketplace in which to transact Futures Contracts, a clearing corporation to process trades, a standardization of expiration dates and contract sizes, and the availability of a secondary market. Futures markets also specify the terms and conditions of delivery as well as the maximum permissible price movement during a trading session. Additionally, the commodity futures exchanges may have position limit rules that limit the amount of Futures Contracts that any one party may hold in a particular commodity at any point in time. These position limit rules are designed to prevent any one participant from controlling a significant portion of the market. In the commodity futures markets, the exchange clearing corporation takes the other side in all transactions, either buying or selling directly to the market participants. The clearinghouse acts as the counterparty to all exchange-traded Futures Contracts, that is, a Fund’s obligation is to the clearinghouse, and the Fund will look to the clearinghouse to satisfy the Fund’s rights under a commodity Futures Contract.

The commodities which underlie commodity Futures Contracts are subject to economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including Futures Contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject a Fund’s investments to greater volatility than investments in traditional securities.

An index Futures Contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index Futures Contract was originally written.

Transaction costs are incurred when a Futures Contract is bought or sold and margin deposits must be maintained. A Futures Contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, Futures Contracts are closed out prior to delivery by entering into an offsetting transaction in a matching Futures Contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a gain will be realized; if it is more, a loss will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract.

Margin is the amount of funds that must be deposited by a Fund with its custodian in a segregated account in the name of the futures commission merchant in order to initiate futures trading and to maintain the Fund’s open positions in Futures Contracts. A margin deposit is intended to ensure a Fund’s performance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract. Futures Contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the Futures Contract being traded.

If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In computing daily net asset value, a Fund will mark to market the current value of its open Futures Contracts. The Funds expect to earn interest income on their margin deposits.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount initially invested in the Futures Contract. However, a Fund would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.

Most U.S. futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses. Despite the daily price limits on various futures exchanges, the price volatility of commodity Futures Contracts has been historically greater than that for traditional securities such as stocks and bonds. To the extent that a Fund invests in commodity Futures Contracts, the assets of the Fund, and therefore the prices of Fund shares, may be subject to greater volatility.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a Futures Contract. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund’s net asset value. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Options on Futures

Each Fund may also purchase or write put and call options on Futures Contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a Futures Contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the Futures Contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.

Each Fund may use options on Futures Contracts for hedging and non-hedging purposes (i.e., in an effort to enhance returns). Generally, these strategies would be applied under the same market and market sector conditions in which a Fund uses put and call options on securities or indexes. The purchase of put options on Futures Contracts is analogous to the purchase of puts on securities or indexes so as to hedge a Fund’s securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a Futures Contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the Futures Contract. If the futures price at expiration of a written call option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund’s holdings of securities. If the futures price when the option is exercised is above the exercise price, however, a Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a Futures Contract serves as a partial hedge against an increase in the value of the securities a Fund intends to acquire.

As with investments in Futures Contracts, a Fund is required to deposit and maintain margin with respect to put and call options on Futures Contracts written by it. Such margin deposits will vary depending on the nature of the underlying Futures Contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund. A Fund will set aside in a segregated account at the Fund’s custodian liquid assets, such as cash, U.S. government securities or other high grade liquid debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked-to-market daily, and additional assets will be placed in the segregated account whenever the total value of the segregated account falls below the amount due on the underlying obligation.

The risks associated with the use of options on Futures Contracts include the risk that a Fund may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. A Fund’s successful use of options on Futures Contracts depends on the portfolio managers’ ability to correctly predict the movement in prices of Futures Contracts and the underlying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the Futures Contract subject to the option.

The writing and purchasing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Options transactions may result in significantly higher transaction costs for a Fund.

For additional information, see “Futures Contracts.” Certain characteristics of the futures market might increase the risk that movements in the prices of Futures Contracts or options on Futures Contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on Futures Contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on Futures Contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase the price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because of initial margin deposit requirements in futures markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, “program trading” and other investment strategies might result in temporary price distortions.

Options Transactions

Nuveen Gresham Long/Short Commodity Strategy Fund may purchase put and call options on specific securities (including groups or “baskets” of specific securities), interest rates, and/or bond indices.

Options on Securities. The Fund may purchase put and call options on securities. A put option on a security gives the purchaser of the option the right (but not the obligation) to sell, and the writer of the option the obligation to buy, the underlying security at a stated price (the “exercise price”) at any time before the option expires. A call option on a security gives the purchaser the right (but not the obligation) to buy, and the writer the obligation to sell, the underlying security at the exercise price at any time before the option expires. The purchase price for a put or call option is the “premium” paid by the purchaser for the right to sell or buy.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund would reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. In similar fashion, the Fund may purchase call options to protect against an increase in the price of securities that the Fund anticipates purchasing in the future, a practice sometimes referred to as “anticipatory hedging.” The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire unexercised.

Options on Interest Rates and Indices. The Fund may purchase put and call options on interest rates and on bond indices. An option on interest rates or on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing value of the underlying interest rate or index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the exercise-settlement value of the interest rate option or the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the “multiplier”). The writer of the option is obligated, for the premium received, to make delivery of this amount. Settlements for interest rate and index options are always in cash.

Expiration or Exercise of Options. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. If an option written by the Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

Swap Agreements

A swap is a derivative instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, non-U.S. currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a

Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify a Fund’s gains or losses. In order to reduce the risk associated with leveraging, a Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of a Fund’s accrued obligations under the agreement.

Commodity-Based Swaps. Each Fund may enter into commodity-based swaps. In a typical commodity-based swap, one party agrees to pay another party the return on a commodity, commodity index or basket of commodities in return for a specified interest rate. By entering into a commodity index swap, for example, the index receiver can gain exposure to commodities making up the index without actually purchasing those commodities. Commodity index swaps involve not only the risk associated with investment in the commodities represented in the index, but also the risk that the return on such commodities will not exceed the return on the interest rate that a Fund will be committed to pay.

Interest Rate Swaps. Nuveen Gresham Long/Short Commodity Strategy Fund may enter into interest rate swaps. Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for-floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for-floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for-floating swaps where the notional amount changes if certain conditions are met. Like a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely.

Total Return Swaps. Nuveen Gresham Long/Short Commodity Strategy Fund may enter into total return swaps. In a total return swap, one party agrees to pay the other the “total return” of a defined underlying asset during a specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined baskets of loans and mortgages. The Fund might enter into a total return swap involving an underlying index or basket of securities to create exposure to a potentially widely-diversified range of securities in a single trade. An index total return swap can be used by the portfolio managers to assume risk, without the complications of buying the component securities from what may not always be the most liquid of markets.

Credit Default Swaps. Nuveen Gresham Long/Short Commodity Strategy Fund may enter into credit default swaps. A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. The Fund may enter into credit default swap agreements either as a buyer or a seller. The Fund may buy protection to attempt to mitigate the risk of default or credit quality deterioration in one or more of its individual holdings or in a segment of the fixed income securities market to which it has exposure, or to take a “short” position in individual bonds or market segments which it does not own. The Fund may sell protection in an attempt to gain exposure to the credit quality characteristics of particular bonds or market segments without investing directly in those bonds or market segments.

As the buyer of protection in a credit default swap, the Fund will pay a premium (by means of an upfront payment or a periodic stream of payments over the term of the agreement) in return for the right to deliver a referenced bond or group of bonds to the protection seller and receive the full notional or par value (or other agreed upon value) upon a default (or similar event) by the issuer(s) of the underlying referenced obligation(s). If no default occurs, the protection seller would keep the stream of payments and would have no further obligation to the Fund. Thus, the cost to the Fund would be the premium paid with respect to the agreement. If a credit event occurs, however, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. The Fund bears the risk that the protection seller may fail to satisfy its payment obligations.

If the Fund is a seller of protection in a credit default swap and no credit event occurs, the Fund would generally receive an up-front payment or a periodic stream of payments over the term of the swap. If a credit event occurs, however, generally the Fund would have to pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As the protection seller, the Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. Thus, the Fund bears the same risk as it would by buying the reference obligations directly, plus the additional risks related to obtaining investment exposure through a derivative instrument discussed below under “Risks Associated with Swap Transactions.”

Swap Options. Nuveen Gresham Long/Short Commodity Strategy Fund may use swap options. A swap option is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement at some designated future time on specified terms. A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. The Fund may write (sell) and purchase put and call swap options. Depending on the terms of the particular option agreement, the Fund generally will incur a greater degree of risk when it writes a swap option than when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Risks Associated with Swap Transactions. The use of swap transactions is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Sub-Adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors the investment performance of a Fund would diminish compared with what it would have been if these techniques were not used. As the protection seller in a credit default swap, a Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. A Fund may only close out a swap or other two-party contract with its particular counterparty, and may only transfer a position with the consent of that counterparty. In addition, the price at which a Fund may close out such a two party contract may not correlate with the price change in the underlying reference asset. If the counterparty defaults, a Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will succeed in enforcing its rights. It also is possible that developments in the derivatives market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap or other agreements or to realize amounts to be received under such agreements.

Caps, Collars and Floors

Nuveen Gresham Long/Short Commodity Strategy Fund may enter into interest rate caps, floors and collars. Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar involves selling a cap and purchasing a floor or vice versa to protect the Fund against interest rate movements exceeding given minimum or maximum levels.

Structured Notes

Each Fund may purchse structured notes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities or commodities, an index of securities or commodities or specified interest rates, or the differential performance of two assets or markets. When a Fund purchases a structured note, it will make a payment of principal to the counterparty. Some structured notes have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk. The possibility of default by the counterparty or its credit provider may be greater for structured notes than for other types of instruments. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indexes or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Structured notes may not have an active trading market.

Commodity Forward Contracts

Each Fund may purchase commodity forward contracts. A commodity forward contract, which may be standardized and exchange-traded or customized and privately negotiated, is an agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or other tangible asset underlying the forward contract to an agreed upon location at a future date (rather than settled by cash) or will be rolled forward into a new forward contract. Non-deliverable forwards (“NDFs”) specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the commodity is underdeveloped, heavily regulated or highly taxed.

Risks and Special Considerations Concerning Derivatives

The use of derivative instruments involves certain general risks and considerations as described below.

(1) Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. The successful use of derivative instruments depends upon a variety of factors, particularly the portfolio managers’ ability to predict movements in the relevant markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

(2) Counterparty Risk. Counterparty risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for over-the-counter (“OTC”) derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For many OTC instruments, there is no similar clearing agency guarantee. In all transactions, a Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. A Fund will enter into derivatives transactions only with counterparties that their respective portfolio managers reasonably believe are capable of performing under the contract.

(3) Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. A Fund might be required by applicable regulatory requirements to maintain assets as “cover,” maintain segregated accounts, and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If a Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures or is closed out. These requirements might impair a Fund’s ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. A Fund’s ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. There is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to a Fund.

(4) Systemic or “Interconnection” Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

(5) Regulatory Risk. The Dodd-Frank Act Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) has initiated a dramatic revision of the U.S. financial regulatory framework and covers a broad range of topics, including (among many others) a reorganization of federal financial regulators; a process intended to improve financial systemic stability and the resolution of potentially insolvent financial firms; and new rules for derivatives trading. Instruments in which the Funds may invest, or the issuers of such instruments, may be affected by the new legislation and regulation in ways that are unforeseeable. Many of the implementing regulations have not yet been finalized. Accordingly, the ultimate impact of the Dodd-Frank Act, including on the derivative instruments in which the Funds may invest, is not yet certain.

Exchange-Traded Notes

The Funds may invest in exchange-traded noted (“ETNs”) linked to the value of commodities. ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected.

The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.

There may be restrictions on a Fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. An investor in an ETN could lose some or all of the amount invested.

Illiquid Securities

Each Fund may invest in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws) and repurchase agreements with maturities in excess of seven days. However, a Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund’s net assets. The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board of Trustees has delegated to the Adviser the day-to-day determination of the illiquidity of any portfolio security, although it has retained oversight over and ultimate responsibility for such determinations. The Adviser works with and to a large extent relies on the expertise and advice of the Sub-Advisers in making these liquidity determinations. Although no definitive liquidity criteria are used, the Board of Trustees has directed the Adviser to look to such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; and the amount of time normally needed to dispose of the security, the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other permissible relevant facts.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, as amended. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegate.

Non-U.S. Investments

Each Fund may invest in foreign (non-U.S.) investments as described in its prospectus. Investing in securities issued by foreign companies involves considerations and possible risks not typically associated with investing in securities issued by domestic corporations. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations which could extend settlement periods. Dividend income a Fund receives from foreign securities may not be eligible for the special tax treatment reserved for qualified dividend income. See “Taxation.”

Investments in foreign securities, especially in emerging market countries, will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Certain countries in which the Fund may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties, and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of: the possibility of expropriation of assets; confiscatory taxation; difficulty in obtaining or enforcing a court judgment; economic, political or social instability; and diplomatic developments that could affect investments in those countries.

Other Investment Companies and Other Pooled Investment Vehicles

The Funds may invest in securities of other open- or closed-end investment companies, including registered investment companies that are ETFs that invest primarily in Fund-eligible investments. ETFs trade on a securities exchange and their shares may, at times, trade at a premium or discount to their NAV. Most ETFs hold a portfolio of common stocks or bonds designed to track the performance of a securities index, including industry, sector, country and region indexes, but an ETF may not replicate exactly the performance of the index it seeks to track for a number of reasons, including transaction costs incurred by the ETF.

The Funds may also invest a portion of their assets in pooled investment vehicles other than registered investment companies. A Fund will only invest in other pooled investment vehicles that invest primarily in Fund-eligible investments. For example, some vehicles which are commonly referred to as “exchange traded funds” may not be registered investment companies because of the nature of their underlying investments. As a stockholder in an investment company or other pooled vehicle, a Fund will bear its ratable share of that investment company’s or vehicle’s expenses, and would remain subject to payment of the fund’s or vehicle’s advisory and administrative fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent a Fund invests in other investment companies or vehicles. In addition, the securities of other investment companies or pooled vehicles may be leveraged and will therefore be subject to leverage risks (in addition to other risks of the investment company’s or pooled vehicle’s strategy). The Funds will also incur brokerage costs when purchasing and selling shares of ETFs and other pooled vehicles.

An investment in the shares of another fund is subject to the risks associated with that fund’s portfolio securities. To the extent a Fund invests in shares of another fund, Fund shareholders would indirectly pay a portion of that fund’s expenses, including advisory fees, brokerage and other distribution expenses. These fees and expenses are in addition to the direct expenses of the Fund’s own operations.

Repurchase Agreements

Each Fund may enter into repurchase agreements. A repurchase agreement is an instrument under which an investor, such as a Fund, purchases a U.S. government security from a vendor, with an agreement by the vendor to repurchase the security at the same price, plus interest at a specified rate. In such a case, the security is held by that Fund, in effect, as collateral for the repurchase obligation. Repurchase agreements may be entered into with member banks of the Federal Reserve System or “primary dealers” (as designated by the Federal Reserve Bank of New York) in U.S. government securities. Repurchase agreements usually have a short duration, often less than one week. In entering into the repurchase agreement for a Fund, the Nuveen Asset Management will evaluate and monitor the creditworthiness of the vendor. In the event that a vendor should default on its repurchase obligation, a Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor becomes bankrupt, a Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.

When-Issued or Delayed-Delivery Transactions

Each Fund may from time to time purchase debt securities on a “when-issued” or other delayed-delivery basis. The price of debt securities purchased on a when-issued basis is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within 45 days of the purchase. During the period between the purchase and settlement, no payment is made by a Fund to the issuer and no interest is accrued on debt securities. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in value of a Fund’s other assets. Although when-issued securities may be sold prior to the settlement date, the Funds intend to purchase such securities with the purpose of actually acquiring them. At the time a Fund makes the commitment to purchase a debt security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Funds do not believe that net asset value will be adversely affected by purchases of debt securities on a when-issued basis.

Each Fund will designate on its books or maintain in a segregated account cash, U.S. government securities and high grade liquid debt securities equal in value to commitments for when-issued securities. When the time comes to pay for when-issued securities, each Fund will meet its obligations from then-available cash flow, sale of the segregated securities, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund’s payment obligation).

MANAGEMENT

The management of the Trust, including general supervision of the duties performed for the Funds by the Adviser under the Investment Management Agreement, is the responsibility of the Board of Trustees. The number of trustees of the Trust is eleven, two of whom are “interested persons” (as the term “interested person” is defined in the 1940 Act) and nine of whom are not interested persons (referred to herein as “independent trustees”). None of the independent trustees has ever been a trustee, director or employee of, or consultant to, the Adviser or its affiliates. The names, business addresses and years of birth of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below. The trustees of the Trust are directors or trustees, as the case may be, of 107 Nuveen-sponsored open-end funds (the “Nuveen Mutual Funds”) and 88 Nuveen-sponsored closed-end funds (collectively with the Nuveen Mutual Funds, the “Nuveen Funds”).

Name, Business Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Independent Trustees:

Jack B. Evans 333 West Wacker Drive Chicago, IL 60606 1948	Trustee	Term—Indefinite* Length of Service— Since 2006	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm; formerly, Member and President Pro Tem of the Board of Regents for the State of Iowa University System.	195	Director and Chairman, United Fire Group, a publicly held company; formerly, Director, Alliant Energy.

Name, Business Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

William C. Hunter 333 West Wacker Drive Chicago, IL 60606 1948	Trustee	Term—Indefinite* Length of Service— Since 2006	Dean Emeritus (since June 30, 2012), formerly, Dean (2006-2012), Tippie College of Business, University of Iowa; Director (since 2005) and President (since July 2012), Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	195	Director (since 2004) of Xerox Corporation.

David J. Kundert 333 West Wacker Drive Chicago, IL 60606 1942	Trustee	Term—Indefinite* Length of Service—Since 2006	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; Member of the Wisconsin Bar Association; Member of Board of Directors, Friends of Boerner Botanical Gardens; Member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; Member of the Board of Directors (Milwaukee), College Possible.	195	None

Name, Business Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

John K. Nelson 333 West Wacker Drive Chicago, IL 60606 1962	Trustee	Term—Indefinite* Length of Service— Since 2013	Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); former Chairman of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	195	None

Name, Business Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

William J. Schneider 333 West Wacker Drive Chicago, IL 60606 1944	Chairman of the Board and Trustee	Term—Indefinite* Length of Service— Since 2006	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of Med-America Health System, of Tech Town, Inc., a not-for-profit community development company, and of WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; formerly, Director, Dayton Development Coalition; formerly, Board Member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	195	None

Judith M. Stockdale 333 West Wacker Drive Chicago, IL 60606 1947	Trustee	Term—Indefinite* Length of Service— Since 2006	Board Member of the U.S. Endowment for Forestry and Communities (since 2013); Board Member of the Land Trust Alliance (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	195	None

Carole E. Stone 333 West Wacker Drive Chicago, IL 60606 1947	Trustee	Term—Indefinite* Length of Service— Since 2007	Director, Chicago Board Options Exchange, Inc. (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	195	Director, CBOE Holdings, Inc. (since 2010).

Name, Business Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Virginia L. Stringer 333 West Wacker Drive Chicago, IL 60606 1944	Trustee	Term—Indefinite* Length of Service— Since 2011	Board Member, Mutual Fund Directors Forum; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; Governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company.	195	Previously, Independent Director (1987-2010) and Chair (1997-2010), First American Fund Complex.

Terence J. Toth 333 West Wacker Drive Chicago, IL 60606 1959	Trustee	Term—Indefinite* Length of Service— Since 2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member, Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012) and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	195	None

Name, Business Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Interested Trustees:

William Adams IV** 333 West Wacker Drive Chicago, IL 60606 1955	Trustee	Term—Indefinite* Length of Service— Since 2014	Senior Executive Vice President, Global Structured Products of Nuveen Investments, Inc. (since 2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011), of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).	195	None

Thomas S. Schreier, Jr.** 333 West Wacker Drive Chicago, IL 60606 1962	Trustee	Term—Indefinite* Length of Service— Since 2014	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of the Board of Governors and Chairman’s Council of the Investment Company Institute; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	195	None

*	Each trustee serves an indefinite term until his or her successor is elected.
**	Mr. Adams and Mr. Schreier are “interested persons” of the Trust, as defined in the 1940 Act, by reason of their positions with Nuveen Investments, Inc. (“Nuveen Investments”) and certain of its subsidiaries.

Name, Business Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Trust:

Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 1956	Chief Administrative Officer	Term—Until August 2015 Length of Service—Since 2006	Managing Director (since 2002) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002); Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of Santa Barbara Asset Management, LLC (since 2006) and Winslow Capital Management, LLC (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	196

Margo L. Cook 333 West Wacker Drive Chicago, IL 60606 1964	Vice President	Term—Until August 2015 Length of Service—Since 2009	Executive Vice President of Nuveen Investments, Inc. (since 2008), Nuveen Fund Advisors, LLC (since 2011) and Nuveen Securities, LLC (since 2013); Managing Director—Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	196

Lorna C. Ferguson 333 West Wacker Drive Chicago, IL 60606 1945	Vice President	Term—Until August 2015 Length of Service—Since 2006	Managing Director of Nuveen Investments Holdings, Inc.	196

Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606 1954	Vice President and Controller	Term—Until August 2015 Length of Service—Since 2006	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer (since 2010) of Nuveen Commodities Asset Management, LLC; formerly, Senior Vice President (2010-2011), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Certified Public Accountant.	196

Name, Business Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer

Scott S. Grace 333 West Wacker Drive Chicago, IL 60606 1970	Vice President and Treasurer	Term—Until August 2015 Length of Service— Since 2009	Managing Director and Treasurer (since 2009) of Nuveen Investments Advisers Inc., Nuveen Investments Holdings, Inc., Nuveen Fund Advisors, LLC, Nuveen Securities, LLC and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant.	196

Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 1970	Vice President and Chief Compliance Officer	Term—Until August 2015 Length of Service— Since 2006	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	196

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 1961	Vice President	Term—Until August 2015 Length of Service— Since 2006	Senior Vice President of Nuveen Investments Holdings, Inc.	196

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 1966	Vice President and Secretary	Term—Until August 2015 Length of Service— Since 2007	Managing Director and Assistant Secretary (since 2008) of Nuveen Securities, LLC and Nuveen Investments, Inc.; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008) and Assistant Secretary of Nuveen Investments Holdings, Inc. and Nuveen Investments Advisers Inc.; Vice President (since 2007) and Assistant Secretary of NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010); Vice President (since 2010) and Assistant Secretary of Nuveen Commodities Asset Management, LLC.	196

Name, Business Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer

Kathleen L. Prudhomme 901 Marquette Avenue Minneapolis, MN 55402 1953	Vice President and Assistant Secretary	Term—Until August 2015 Length of Service— Since 2011	Managing Director and Assistant Secretary of Nuveen Securities, LLC (since 2011); Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	196

Joel T. Slager 333 West Wacker Drive Chicago, IL 60606 1978	Vice President and Assistant Secretary	Term—Until August 2015 Length of Service—Since August 2013	Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	196

Jeffery M. Wilson 333 West Wacker Drive Chicago, IL 60606 1956	Vice President	Term—Until August 2015 Length of Service— Since 2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	107

Board Leadership Structure and Risk Oversight

The Board of Directors or the Board of Trustees (as the case may be, each is referred to hereafter as the “Board” or “Board of Trustees” and the directors or trustees of the Nuveen Funds, as applicable, are each referred to herein as “trustees”) oversees the operations and management of the Nuveen Funds, including the duties performed for the Nuveen Funds by the Adviser. The Board has adopted a unitary board structure. A unitary board consists of one group of directors who serve on the board of every fund in the Nuveen Fund complex. In adopting a unitary board structure, the trustees seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the Nuveen Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the trustees consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent trustees. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the directors across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the investment adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chairman that is an independent trustee. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with fund management. Accordingly, the trustees have elected William J. Schneider to serve as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the trustees are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the trustees and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit trustees to focus on particular operations or issues affecting the Nuveen Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of trustees among the different committees allows the trustees to gain additional and different perspectives of a Nuveen Fund’s operations. The Board has established six standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee and the Open-End Funds Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are William Adams IV, William J. Schneider, Chair, and Judith M. Stockdale. During the fiscal year ended September 30, 2014, the Executive Committee did not meet.

The Audit Committee assists the Board in the oversight and monitoring of the accounting and reporting policies, processes and practices of the Nuveen Funds, and the audits of the financial statements of the Nuveen Funds; the quality and integrity of the financial statements of the Nuveen Funds; the Nuveen Funds’ compliance with legal and regulatory requirements relating to the Nuveen Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Nuveen Funds and the Adviser’s internal valuation group. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Nuveen Funds’ portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Nuveen Funds’ pricing procedures and actions taken by the Adviser’s internal valuation group which provides regular reports to the committee, reviews any issues relating to the valuation of the Nuveen Funds’ securities brought to its attention and considers the risks to the Nuveen Funds in assessing the possible resolutions to these matters. The Audit Committee may also consider any financial risk exposures for the Nuveen Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Nuveen Funds and the Adviser’s internal audit group. The Audit Committee also may review in a general manner the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Nuveen Funds’ financial statements. The committee operates under a written charter adopted and approved by the Board. Members of the Audit Committee shall be independent (as set forth in the charter) and free of any relationship that, in the opinion of the trustees, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Jack B. Evans, Chair, David J. Kundert, John K. Nelson, Carole E. Stone and Terence J. Toth, each of whom is an independent trustee of the Nuveen Funds. During the fiscal year ended September 30, 2014, the Audit Committee met four times.

The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the committee recognizes that as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance of the Nuveen Funds.

In addition, the Nominating and Governance Committee, among other things, makes recommendations concerning the continuing education of trustees; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are able to communicate in writing with members of the Board; and periodically reviews and makes recommendations about any appropriate changes to trustee compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview any and all candidates and to make the final selection of any new trustees. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to sub-advisers and service providers) and, if qualifying as an independent trustee candidate, independence from the Adviser, the Sub-Advisers, the Distributor and other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent trustees at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board members. The committee operates under a written charter adopted and approved by the Board. This committee is composed of the independent trustees of the Nuveen Funds. Accordingly, the members of the Nominating and Governance Committee are Jack B. Evans, William C. Hunter, David J. Kundert, John K. Nelson, William J. Schneider, Chair, Judith M. Stockdale, Carole E. Stone, Virginia L. Stringer and Terence J. Toth. During the fiscal year ended September 30, 2014, the Nominating and Governance Committee met seven times.

The Dividend Committee is authorized to declare distributions on the Nuveen Funds’ shares, including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Jack B. Evans, William C. Hunter, Chair, Judith M. Stockdale and Terence J. Toth. During the fiscal year ended September 30, 2014, the Dividend Committee met four times.

The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Nuveen Funds that are not otherwise the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Nuveen Funds’ compliance and risk matters. As part of its duties, the Compliance

Committee reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Nuveen Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Nuveen Funds in adopting a particular approach compared to the anticipated benefits to the Nuveen Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Nuveen Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Nuveen Funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the Adviser’s investment services group regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The committee operates under a written charter adopted and approved by the Board. The members of the Compliance Committee are William C. Hunter, John K. Nelson, Judith M. Stockdale and Virginia L. Stringer, Chair. During the fiscal year ended September 30, 2014, the Compliance Committee met six times.

The Open-End Funds Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen Funds that are registered as open-end management investment companies (“Open-End Funds”). The committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Open-End Fund and may review and evaluate any matters relating to any existing Open-End Fund. The committee operates under a written charter adopted and approved by the Board. The members of the Open-End Funds Committee are David J. Kundert, William J. Schneider, Thomas S. Schreier, Jr., Judith M. Stockdale, Virginia L. Stringer and Terence J. Toth, Chair. During the fiscal year ended September 30, 2014, the Open-End Funds Committee met four times.

Board Diversification and Trustee Qualifications

In determining that a particular trustee was qualified to serve on the Board, the Board has considered each trustee’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each trustee satisfies this standard. An effective trustee may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each trustee should continue to serve in that capacity. References to the experiences, qualifications, attributes and skills of trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any trustee as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

William Adams IV

Mr. Adams has been Senior Executive Vice President, Global Structured Products of Nuveen Investments since November 2010. Mr. Adams has also served as Co-President of Nuveen Fund Advisors, LLC since January 2011. Prior to that, he was Executive Vice President, U.S. Structured Products from December 1999 until November 2010 and served as Managing Director of Structured Investments from September 1997 to December 1999 and Vice President and Manager, Corporate Marketing from August 1994 to September 1997. Mr. Adams earned his Bachelor of Arts degree from Yale University and his Masters of Business Administration (“MBA”) from the University of Chicago’s Graduate School of Business. He is an Associate Fellow of Yale’s Timothy Dwight College and is currently on the Board of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.

Jack B. Evans

President of the Hall-Perrine Foundation, a private philanthropic corporation, since 1996, Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago, a Director of Alliant Energy and Member and President Pro Tem of the Board of Regents for the State of Iowa University System. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of Source Media Group and is a Life Trustee of Coe College. He has a Bachelor of Arts degree from Coe College and an MBA from the University of Iowa.

William C. Hunter

Mr. Hunter became Dean Emeritus of the Henry B. Tippie College of Business at the University of Iowa on June 30, 2012. He was appointed Dean of the Henry B. Tippie College of Business at the University of Iowa on July 1, 2006. He had been Dean and Distinguished Professor of Finance at the University of Connecticut School of Business since June 2003. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University, SS&C Technologies, Inc. (2005) and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western Europe, Central and Eastern Europe, Asia, Central America and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of the Xerox Corporation since 2004 and Wellmark, Inc. since 2009. He is a Director and President of Beta Gamma Sigma, Inc., The International Business Honor Society.

David J. Kundert

Mr. Kundert retired in 2004 as Chairman of JPMorgan Fleming Asset Management, and as President and CEO of Banc One Investment Advisors Corporation, and as President of One Group Mutual Funds. Prior to the merger between Bank One Corporation and JPMorgan Chase and Co., he was Executive Vice President, Bank One Corporation and, since 1995, the Chairman and CEO, Banc One Investment Management Group. From 1988 to 1992, he was President and CEO of Bank One Wisconsin Trust Company. Mr. Kundert recently retired as a Director of the Northwestern Mutual Wealth Management Company (2006-2013). He started his career as an attorney for Northwestern Mutual Life Insurance Company. Mr. Kundert has served on the Board of Governors of the Investment Company Institute and he is currently a member of the Wisconsin Bar Association. He is on the Board of the Greater Milwaukee Foundation and chairs its Investment Committee. He is a Regent Emeritus and a Member of the Investment Committee of Luther College. He is also a Member of the Board of Directors (Milwaukee), College Possible. He received his Bachelor of Arts degree from Luther College, and his Juris Doctor from Valparaiso University.

John K. Nelson

Mr. Nelson is currently a senior external advisor to the financial services practice of Deloitte Consulting LLP. He is on the Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008. From 2007 to 2008, Mr. Nelson was Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States, and during his tenure with ABN AMRO, served as the bank’s representative on various committees of the Bank of Canada, European Central Bank, and the Bank of England. At Fordham University, he currently serves as a director of The Curran Center for Catholic American Studies, and The President’s Council. He is also a member of The Economic Club of Chicago and The Hyde Park Angels, and was formerly a Trustee at St. Edmund Preparatory School in New York City. He formerly served as the Chairman of The Board of Trustees of Marian University (2011-2014). Mr. Nelson graduated and received his MBA from Fordham University.

William J. Schneider

Mr. Schneider, the Nuveen Funds’ Independent Chairman, is currently Chairman, formerly Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Partners, a real estate investment company. He is an owner in several other Miller-Valentine Group entities. He is currently a member of the boards of WDPR Public radio station, of Med-America Health System and of Tech Town, Inc., a not-for-profit Dayton community development corporation. He was formerly a Director and Past Chair of the Dayton Development Coalition. He was formerly a member of the Community Advisory Board of the National City Bank in Dayton as well as a former member of the Business Advisory Council of the Cleveland Federal Reserve Bank. Mr. Schneider was also a member of the Business Advisory Council for the University of Dayton College of Business. He also served as Chair of the Miami Valley Hospital and as Chair of the Finance Committee of its parent holding company. Mr. Schneider was an independent Trustee of the Flagship Funds, a group of municipal open-end funds. Mr. Schneider has a Bachelor of Science in Community Planning from the University of Cincinnati and a Masters of Public Administration from the University of Dayton.

Thomas S. Schreier, Jr.

Mr. Schreier has been Vice Chairman, Wealth Management of Nuveen Investments since January 2011. Mr. Schreier has also served as Co-President of Nuveen Fund Advisors, LLC since January 2011. Until Nuveen Investments’ acquisition of FAF Advisors on January 1, 2011, Mr. Schreier was Chief Executive Officer of FAF Advisors from November 2000, Chief Investment Officer of FAF Advisors from September 2007 and President of First American Funds from February 2001 to December 2010. From 1998 to November 2000, Mr. Schreier served as Senior Managing Director and Head of Equity Research for U.S. Bancorp Piper Jaffray, Inc. He received a Bachelor’s degree from the University of Notre Dame and an MBA from Harvard University. Mr. Schreier is a member of the Board of Governors of the Investment Company Institute and is on its Chairman’s Council. He has also served as director, chairman of the finance committee, and member of the audit committee for Pinnacle Airlines Corp. Mr. Schreier is former chairman of the Saint Thomas Academy Board of Trustees, a founding investor of Granite Global Ventures, and a member of the Applied Investment Management Advisory Board for the University of Notre Dame.

Judith M. Stockdale

Ms. Stockdale retired in 2012 as Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Low country of South Carolina. She is currently a board member of the Land Trust Alliance (since June 2013) and the U.S. Endowment for Forestry and Communities (since November 2013). Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Boards of the National Zoological Park, the Governor’s Science Advisory Council (Illinois), the Nancy Ryerson Ranney Leadership Grants Program, Friends of Ryerson Woods and the

Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University.

Carole E. Stone

Ms. Stone is currently on the Board of Directors of the Chicago Board Options Exchange, CBOE Holdings, Inc. and C2 Options Exchange, Incorporated. Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. She has also served as the Chair of the New York Racing Association Oversight Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts from Skidmore College in Business Administration.

Virginia L. Stringer

Ms. Stringer served as the independent chair of the Board of the First American Fund Complex from 1997 to 2010, having joined such Board in 1987. Ms. Stringer serves on the board of the Mutual Fund Directors Forum. She is a recipient of the Outstanding Corporate Director award from Twin Cities Business Monthly and the Minnesota Chapter of the National Association of Corporate Directors. Ms. Stringer is the past board chair of the Oak Leaf Trust, director emeritus and former Chair of the Saint Paul Riverfront Corporation and also served as President of the Minneapolis Club’s Governing Board. She is a director and former board chair of the Minnesota Opera and a Life Trustee and former board member of the Voyageur Outward Bound School. She also served as a trustee of Outward Bound USA. She was appointed by the Governor of Minnesota to the Board on Judicial Standards and also served on a Minnesota Supreme Court Judicial Advisory Committee to reform the state’s judicial disciplinary process. She is a member of the International Women’s Forum and attended the London Business School as an International Business Fellow. Ms. Stringer also served as board chair of the Human Resource Planning Society, the Minnesota Women’s Campaign Fund and the Minnesota Women’s Economic Roundtable. Ms. Stringer is the retired founder of Strategic Management Resources, a consulting practice focused on corporate governance, strategy and leadership. She has twenty five years of corporate experience having held executive positions in general management, marketing and human resources with IBM and the Pillsbury Company.

Terence J. Toth

Mr. Toth is a Managing Partner, Promus Capital (since 2008). From 2008 to 2013, he was a Director, Legal & General Investment Management America, Inc. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Board of Chicago Fellowship, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012), and is Chairman of the Board of Catalyst Schools of Chicago. He is on the Mather Foundation Board (since 2012) and is a member of its investment committee. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.

Board Compensation

The following table shows, for each independent trustee, (1) the aggregate compensation paid by the Funds for the fiscal year ended September 30, 2014, (2) the amount of total compensation paid by the Funds that has been deferred, and (3) the total compensation paid to each trustee by the Nuveen Funds during the fiscal year ended September 30, 2014.

Name of Trustee	Aggregate Compensation From Funds[1]	Amount of Total Compensation that Has Been Deferred[2]	Total Compensation From Nuveen Funds Paid to Trustee[3]
Jack B. Evans	$103	$—	$297,182
William C. Hunter	92	—	270,000
David J. Kundert	98	—	317,741
John K. Nelson[4]	81	—	221,167
William J. Schneider	122	—	355,612
Judith M. Stockdale	99	—	288,690
Carole E. Stone	102	—	300,662
Virginia L. Stringer	91	—	268,000
Terence J. Toth	104	—	275,862

[1]	The compensation paid, including deferred amounts, to the independent trustees for the fiscal year ended September 30, 2014 for services to the Funds.

[2]

Pursuant to a deferred compensation agreement with the Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. The amounts provided are the total deferred fees (including the return from the assumed investment in the eligible Nuveen Funds) payable from the Funds.

[3]	Based on the compensation paid (including any amounts deferred) to the trustees for the one-year period ended September 30, 2014 for services to the Nuveen Funds.

[4]	Mr. Nelson was appointed to the Board of Trustees of the Nuveen Funds effective September 1, 2013.

Prior to January 1, 2014, independent trustees received a $140,000 annual retainer plus (a) a fee of $4,500 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled Board meetings where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; (f) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance was required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance was not required, and $100 per meeting when the Executive Committee acted as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees were received for meetings held on days on which regularly scheduled Board meetings were held; and (g) a fee of $2,500 per meeting for attendance in person or by telephone at Open-End Funds Committee meetings where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; provided that no fees were received for meetings held on days on which regularly scheduled Board meetings were held. In addition to the payments described above, the Chairman of the Board received $75,000, the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee and the Open-End Funds Committee received $12,500 each and the chairperson of the Nominating and Governance Committee received $5,000 as additional retainers. Independent trustees also received a fee of $3,000 per day for site visits to entities that provided services to the Nuveen Funds on days on which no Board meeting was held. When ad hoc committees were organized, the Nominating and Governance Committee at the time of formation determined compensation to be paid to the members of such committee; however, in general, such fees were $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance was required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required. The annual retainer, fees and expenses were allocated among the Nuveen Funds on the basis of relative net assets, although management might have, in its discretion, established a minimum amount to be allocated to each fund.

Effective January 1, 2014, independent trustees received a $150,000 annual retainer, which was increased to $160,000 as of January 1, 2015, plus they receive (a) a fee of $5,000 per day, which was increased to $5,250 per day as of January 1, 2015, for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled Board meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; (f) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held; and (g) a fee of $2,500 per meeting for attendance in person or by telephone at Open-End Funds Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Chairman of the Board receives $75,000, the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee and the Open-End Funds Committee receive $12,500 each and the chairperson of the Nominating and Governance Committee receives $5,000 as additional retainers. Independent trustees also receive a fee of $3,000 per day for site visits to entities that provide services to the Nuveen Funds on days on which no Board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committee; however, in general, such fees will be $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen Funds on the basis of relative net assets, although management may, in its discretion, establish a minimum amount to be allocated to each fund.

The Trust does not have a retirement or pension plan. The Trust has a deferred compensation plan (the “Deferred Compensation Plan”) that permits any independent trustee to elect to defer receipt of all or a portion of his or her compensation as an independent trustee. The deferred compensation of a participating trustee is credited to a book reserve account of the Trust when the compensation would otherwise have been paid to the trustee. The value of the trustee’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen Funds. At the time for commencing distributions from a trustee’s deferral account, the independent trustee may elect to receive distributions in a lump sum or over a period of five years. The Trust will not be liable for any other fund’s obligations to make distributions under the Deferred Compensation Plan.

The Funds have no employees. The officers of the Trust and the trustees of the Trust who are not independent trustees serve without any compensation from the Funds.

Share Ownership

The information in the table below discloses the dollar ranges of (i) each trustee’s beneficial ownership in each Fund, and (ii) each trustee’s aggregate beneficial ownership in all funds within the Nuveen Funds complex, including in each case the value of fund shares elected by the trustee in the trustees’ deferred compensation plan, based on the value of fund shares as of December 31, 2014:

	Trustees
	Adams	Evans	Hunter	Kundert	Nelson	Schneider	Schreier	Stockdale	Stone	Stringer	Toth
Aggregate
Holdings—Fund Complex	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Nuveen Gresham Diversified Commodity Strategy Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Nuveen Gresham Long/Short Commodity Strategy Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

As of January 5, 2015, the officers and trustees of the Trust, in the aggregate, owned less than 1% of the shares of each of the Funds.

As of January 5, 2015, none of the independent trustees or their immediate family members owned, beneficially, or of record, any securities in (i) an investment adviser or principal underwriter of the Funds or (ii) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Funds.

Sales Loads

Trustees of the Trust and certain other Fund affiliates may purchase the Funds’ Class I shares. See the Funds’ Prospectus for details.

SERVICE PROVIDERS

Investment Adviser

Nuveen Fund Advisors, located at 333 West Wacker Drive, Chicago, Illinois 60606, serves as the investment adviser of each Fund, with responsibility for the overall management of each Fund. The Adviser is also responsible for managing the Funds’ business affairs and providing day-to-day administrative services to the Funds. The Adviser has selected its affiliates, Gresham, located at 257 Park Avenue South, 7th Floor, New York, New York 10010, and Nuveen Asset Management, located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as sub-advisers to manage the investment portfolios of the Funds. For additional information regarding the management services performed by the Adviser and the Sub-Advisers, see “Who Manages the Funds” in the Prospectus.

The Adviser is an affiliate of the Distributor, which is located at 333 West Wacker Drive, Chicago, Illinois 60606. The Distributor is the principal underwriter for the Nuveen Mutual Funds, and has served as co-managing underwriter for the shares of the Nuveen Closed-End Funds. The Adviser and the Distributor are subsidiaries of Nuveen Investments.

On October 1, 2014, Nuveen Investments was acquired by TIAA-CREF, a national financial services organization.

For the management services and facilities furnished by the Adviser, each of the Funds has agreed to pay an annual management fee at a rate set forth in the Prospectus under “Who Manages the Funds.” In addition, the Adviser has agreed to waive all or a portion of its management fee or reimburse certain expenses of the Funds. The Prospectus includes current fee waivers and expense reimbursements for the Funds.

Each Fund’s management fee is divided into two components—a complex-level fee based on the aggregate amount of all eligible Nuveen Fund assets and a specific fund-level fee based only on the amount of assets within each individual Fund. This pricing structure enables Fund shareholders to benefit from growth in the assets within each individual Fund as well as from growth in the amount of complex-wide assets managed by the Adviser. Under no circumstances will this pricing structure result in a Fund paying management fees at a rate higher than would otherwise have been applicable had the complex-wide management fee structure not been implemented.

Each Fund has agreed to pay an annual fund-level management fee, payable monthly, based upon the average daily net assets of each Fund as set forth in the Prospectus.

The annual complex-level management fee for each Fund, payable monthly, which is additive to the fund-level fee, is based on the aggregate amount of total eligible assets managed for all Nuveen Funds as stated in the table below:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Except as described below, eligible assets include the net assets of all Nuveen-branded closed-end and open-end registered investment companies organized in the United States. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen Fund complex in connection with Nuveen Fund Advisors’ assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of September 30, 2014, the complex-level fee rate was 0.1646%.

The following table sets forth the management fees (net of fee waivers and expense reimbursements) paid by the Funds and the fees waived and expenses reimbursed by the Adviser for the specified periods.

	Amount of Management Fees (Net of Fee Waivers and Expense Reimbursements by the Adviser)			Amount of Fees Waived and Expenses Reimbursed by the Adviser
	7/30/12- 9/30/12	10/1/12- 9/30/13	10/1/13- 9/30/14	7/30/12- 9/30/12	10/1/12- 9/30/13	10/1/13- 9/30/14
Nuveen Gresham Diversified Commodity Strategy Fund	$—	$—	$67,665	$91,489	$224,982	$251,175
Nuveen Gresham Long/Short Commodity Strategy Fund	—	—	—	89,100	203,547	181,015

In addition to the Adviser’s management fee, each Fund also pays a portion of the Trust’s general administrative expenses allocated in proportion to the net assets of each Fund. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

Sub-Advisers

The Adviser has selected its affiliate, Gresham, to serve as sub-adviser with respect to the Funds’ commodity-linked investments. The Adviser pays Gresham a portfolio management fee out of the advisory fee paid to the Adviser for its services to the Funds.

The Adviser has selected its affiliate, Nuveen Asset Management, to serve as sub-adviser with respect to the Funds’ fixed income investments. The Adviser pays Nuveen Asset Management a portfolio management fee out of the advisory fee paid to the Adviser for its services to the Funds.

Portfolio Managers

The following individuals have primary responsibility for the day-to-day implementation of the investment strategies of the Funds:

Gresham	Nuveen Asset Management
Susan Wager	Chris J. Neuharth
Randy Migdal	Wan-Chong Kung, CFA
Chad W. Kemper

Compensation

Gresham. As compensation for their responsibilities at Gresham, including responsibilities in connection with their roles as portfolio managers of the Funds, the portfolio managers each receive a base salary and an annual discretionary bonus. The amount of each portfolio manager’s bonus is determined based on numerous quantitative and qualitative factors, including but not limited to: (i) the amount of Gresham’s total assets under management; (ii) the performance of Gresham’s proprietary Tangible Asset Program® relative to the performance of the Dow Jones-UBS Commodity Index; (iii) the portfolio manager’s individual contribution to Gresham’s investment activities, as well as to Gresham’s business development and marketing efforts; and (iv) the overall profitability of Gresham and its affiliates. The portfolio managers also receive certain retirement, insurance and other benefits that are broadly available to all employees of Gresham.

Nuveen Asset Management. Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long-term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus. The portfolio manager is eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on a Fund’s pre-tax investment performance, generally measured over the past one- and three- or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing the portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received equity interests in the parent company of Nuveen Investments. In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Funds and the Other Accounts shown in the table below.

Other Accounts Managed

In addition to the Funds, as of September 30, 2014, the portfolio managers were also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets	Number of Accounts with Performance- Based Fees	Assets of Accounts with Performance- Based Fees
Susan Wager	Registered Investment Companies	1	$8.0 million	0	$0
	Other Pooled Investment Vehicles	4	479.0 million	0	0
	Other Accounts	0	0	0	0
Randy Migdal	Registered Investment Companies	1	59.0 million	0	0
	Other Pooled Investment Vehicles	7	2.7 billion	0	0
	Other Accounts	9	2.8 billion	0	0
Chris J. Neuharth*	Registered Investment Companies	8	2.5 billion	0	0
	Other Pooled Investment Vehicles	0	290.8 million	0	0
	Other Accounts	13	880.0 million	0	0
Wan-Chong Kung*	Registered Investment Companies	4	1.3 billion	0	0
	Other Pooled Investment Vehicles	0	0	0	0
	Other Accounts	8	446.0 million	0	0
Chad W. Kemper*	Registered Investment Companies	1	390.0 million	0	0
	Other Pooled Investment Vehicles	0	0	0	0
	Other Accounts	33	412.8 million	0	0

*	Number of accounts and asset levels are as of June 30, 2015.

Conflicts of Interest

Gresham. Gresham LLC manages both pooled investment vehicles and separate client accounts consisting of long-only investments in futures, forward and other derivative contracts through two independent divisions. Accounts and funds that Gresham LLC manages through its Near Term Active division, which seeks to generate additional returns through rolling futures contracts, pay only a management fee based on a percentage of net asset value. Accounts and funds that Gresham LLC manages through its Term Structure Monetization division, which employs more active, opportunistic trading to take advantage of perceived anomalies along the term structure curve, pay both a management fee and a performance-based fee calculated on the outperformance of the relevant investment strategy versus an associated benchmark. There may be a conflict of interest because of the incentive to favor those accounts and funds on which Gresham LLC earns performance-based fees over those on which it does not. The conflict is largely mitigated by the fact that the divisions responsible for the day-to-day trading decisions related to accounts and funds that pay management fees only and those that also pay performance-based fees operate independently of each other. As each division is evaluated on the basis of the quality of its management of the accounts and funds for which it is responsible, it is in each division’s interest to ensure fair treatment of its portfolios, irrespective of fee arrangements.

The transactions for client accounts managed pursuant to a particular strategy may be the same as, different than, or opposite to, trades for other strategies. Accordingly, the performance in some clients’ accounts may be materially different than the performance in other clients’ accounts that employ different strategies. Moreover, Gresham LLC, its divisions, its affiliates, or principals may express views and/or effect transactions that are inconsistent with, or contrary to, the trading strategies that it undertakes on behalf of one or more clients.

Dr. Henry Jarecki, Chairman of Gresham LLC, frequently engages in the trading, on his own behalf and on behalf of entities he controls, of commodity futures contracts and other commodity interests. Dr. Jarecki’s commodity trading activities include the following: investing in and trading alongside other participants in each of the Gresham LLC’s strategies; seeding new Gresham LLC strategies; engaging in asset allocation trades subject to timing restrictions; and engaging in algorithmic or automated program trades. Gresham LLC’s internal policies and procedures, which generally prohibit employees from engaging in personal commodities transactions other than through Gresham LLC-managed portfolios, provide certain exceptions that permit Dr. Jarecki to engage in such personal trading. While Dr. Jarecki’s trading activities are subject to controls designed to mitigate possible conflicts of interest (including both pre-clearance and post-trade reviews by Gresham LLC’s Compliance Department of Dr. Jarecki’s trades when a conflict of interest may exist, and a periodic review by an independent auditor), his trading activities could involve potential conflicts of interest in that Dr. Jarecki’s trades may be different from, or opposite to, those of the Funds.

Nuveen Asset Management. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Beneficial Ownership of Securities

The following table indicates as of September 30, 2014 the value, within the indicated range, of shares beneficially owned by the portfolio managers in the Funds. For purposes of this table, the following letters indicate the range listed next to each letter:

A	-	$0
B	-	$1-$10,000
C	-	$10,001-$50,000
D	-	$50,001-$100,000
E	-	$100,001-$500,000
F	-	$500,001-$1,000,000
G	-	More than $1 million

Name of Portfolio Manager	Fund	Dollar Range of Equity Securities Beneficially Owned in Fund Managed
Susan Wager	Nuveen Gresham Diversified Commodity Strategy Fund	A
	Nuveen Gresham Long/Short Commodity Strategy Fund	A
Randy Migdal	Nuveen Gresham Diversified Commodity Strategy Fund	A
	Nuveen Gresham Long/Short Commodity Strategy Fund	A
Chris J. Neuharth*	Nuveen Gresham Diversified Commodity Strategy Fund	A
	Nuveen Gresham Long/Short Commodity Strategy Fund	A
Wan-Chong Kung*	Nuveen Gresham Diversified Commodity Strategy Fund	A
	Nuveen Gresham Long/Short Commodity Strategy Fund	A
Chad W. Kemper*	Nuveen Gresham Diversified Commodity Strategy Fund	A
	Nuveen Gresham Long/Short Commodity Strategy Fund	A

*	Ownership of shares as of November 30, 2015.

Transfer Agent

The Funds’ transfer, shareholder services, and dividend paying agent is Boston Financial Data Services, Inc. (“BFDS”), 2000 Crown Colony Drive, Quincy, MA 02169.

Custodian

State Street Bank and Trust Company, 2 Avenue de Lafayette, Boston, MA 02111, acts as the custodian for the Fund (the “Custodian”). The Custodian takes no part in determining the investment policies of the Fund or in deciding which securities are purchased or sold by the Fund. All of the instruments representing the investments of the Fund and all cash are held by the Custodian. The Custodian delivers securities against payment upon sale and pays for securities against delivery upon purchase. The Custodian also remits Fund assets in payment of Fund expenses, pursuant to instructions of the Trust’s officers or resolutions of the Board of Trustees.

As compensation for its services as custodian, State Street Bank and Trust Company is paid reasonable compensation as agreed upon from time to time. Sub-custodian fees with respect to the Fund are paid by State Street Bank and Trust Company out of its fees from the Fund. In addition, the Custodian is reimbursed for its out-of-pocket expenses incurred while providing services to the Fund. The Custodian continues to serve so long as its appointment is approved at least annually by the Board of Trustees including a majority of the trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act.

Distributor

Nuveen Securities, LLC, 333 West Wacker Drive, Chicago, Illinois 60606, serves as the distributor for the Funds’ shares pursuant to a “best efforts” arrangement as provided by a Distribution Agreement dated December 15, 2006 (the “Distribution Agreement”). Pursuant to the Distribution Agreement, the Funds appointed the Distributor to be their agent for the distribution of the Funds’ shares on a continuous offering basis.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, independent registered public accounting firm, has been selected as auditors for the Funds. In addition to audit services, PwC provides assistance on accounting, tax and related matters.

CODES OF ETHICS

The Funds, the Adviser, the Sub-Advisers and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act and with respect to the Adviser and the Sub-Advisers, Rule 204A-1 under the Investment Advisers Acts of 1940, as amended, addressing personal securities transactions and other conduct by investment personnel and access persons who may have access to information about the Funds’ securities transactions. The codes are intended to address potential conflicts of interest that can arise in connection with personal trading activities of such persons. Persons subject to the codes are generally permitted to engage in personal securities transactions, including investing in securities eligible for investment by the Funds, subject to certain prohibitions, which may include prohibitions on investing in certain types of securities, pre-clearance requirements, blackout periods, annual and quarterly reporting of personal securities holdings and limitations on personal trading of initial public offerings. Violations of the codes are subject to review by the Board of Trustees and could result in severe penalties.

PROXY VOTING POLICIES

Each Fund has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Fund are voted consistently and solely in the best economic interests of the Fund.

A member of each Fund’s management team is responsible for oversight of the Fund’s proxy voting process. With regard to equity securities, Nuveen Asset Management has engaged the services of Institutional Shareholder Services Inc. (“ISS”) to make recommendations on the voting of proxies relating to securities held by the Funds and managed by Nuveen Asset Management. ISS provides voting recommendations based upon established guidelines and practices. Nuveen Asset Management reviews and frequently follows ISS recommendations. However, on selected issues, Nuveen Asset Management may not vote in accordance with the ISS recommendations when it believes that specific ISS recommendations are not in the best economic interest of the applicable Fund. If Nuveen Asset Management manages the assets of a company or its pension plan and any of Nuveen Asset Management’s clients hold any securities of that company, Nuveen Asset Management will vote proxies relating to such company’s securities in accordance with the ISS recommendations to avoid any conflict of interest. Where a material conflict of interest has been identified by Nuveen Asset Management and ISS does not offer a recommendation on the matter, Nuveen Asset Management shall disclose the conflict and Nuveen Asset Management’s Proxy Voting Committee shall determine the manner in which to vote and notify the Fund’s Board of Trustees or its designated committee.

Although Nuveen Asset Management has affiliates that provide investment advisory, broker-dealer, insurance or other financial services, Nuveen Asset Management does not receive non-public information about the business arrangements of such affiliates (except with regard to major distribution partners of its investment products) or the directors, officers and employees of such affiliates. Therefore, Nuveen Asset Management is unable to consider such information when determining whether there are material conflicts of interests.

Nuveen Asset Management has adopted the ISS Proxy Voting Guidelines. While these guidelines are not intended to be all-inclusive, they do provide guidance on the Sub-Adviser’s general voting policies.

Although Gresham has discretion over client accounts, as of the date of this SAI, it does not exercise voting authority with respect to client securities. Accordingly, Gresham does not maintain proxy voting policies and procedures.

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling (800) 257-8787 or by accessing the SEC’s website at http://www.sec.gov.

PORTFOLIO TRANSACTIONS

Gresham. Gresham executes all trades on behalf of its clients through a Futures Commission Merchant (“FCM”). An FCM clears all futures trades and holds all client funds deposited as margin in a segregated account. In the case of commingled investment vehicles managed by Gresham, including the Funds, Gresham selects the FCM. Gresham bases selection of an FCM on the following criteria:

•	Size (the FCM must rank among the top 10 firms in segregated funds held);

•	Competitiveness of commissions charged; and

•	Efficiency of operations.

Gresham reserves the right to direct all trades to any FCM or floor broker it chooses or to an electronic trading platform for execution with instructions to “give up” the transactions to the client’s clearing broker. The clearing broker will then pay floor brokerage and additional administrative or “give up” fees to the executing FCM, floor broker or electronic trading platform from the client’s account. Gresham’s choice of executing FCMs, floor brokers and electronic trading platforms is based on its assessments as to the quality and cost of executions.

Gresham has no formal or informal arrangements or commitments to utilize research, research-related products or any other services obtained from FCMs, executing floor brokers, foreign exchange counterparties, or third parties, on a soft dollar commission basis. Gresham typically aggregates trades for clients pursuing a common implementation strategy whenever possible, consistent with our duty to seek best execution. In such cases, participating clients will receive an average trade price, and a pro-rata allocation of the contracts bought or sold as well as the associated transaction costs. In the event of a partial fill of a batched order, we will allocate the traded contracts pro-rata, at the average price.

Nuveen Asset Management. Nuveen Asset Management is responsible for decisions to buy and sell securities in the Funds’ collateral accounts, the negotiation of the prices to be paid or received for principal trades, and the allocation of its transactions among various dealer firms. Portfolio securities will normally be purchased directly from an underwriter in a new issue offering or in the over-the-counter secondary market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained elsewhere. Portfolio securities will not be purchased from Nuveen or its affiliates except in compliance with the 1940 Act.

The Funds expect that substantially all portfolio transactions will be effected on a principal (as opposed to an agency) basis and, accordingly, do not expect to pay significant amounts of brokerage commissions. Brokerage will not be allocated based on the sale of a Fund’s shares. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price. It is the policy of Nuveen Asset Management to seek the best execution under the circumstances of each trade. Nuveen Asset Management evaluates price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondarily in determining best execution. Given the best execution obtainable, it may be Nuveen Asset Management’s practice to select dealers that, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to Nuveen Asset Management. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to Nuveen Asset Management’s own research efforts, the receipt of research information is not expected to reduce significantly Nuveen Asset Management’s expenses. For certain secondary market transactions where the execution capability of two brokers is judged to be of substantially similar quality, Nuveen Asset Management may randomly select one of them. While Nuveen Asset Management will be primarily responsible for the placement of the portfolio transactions of the Funds, the policies and practices of Nuveen Asset Management in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees.

Nuveen Asset Management may manage other investment companies and investment accounts for other clients that have investment objectives similar to the Funds. Subject to applicable laws and regulations, Nuveen Asset Management seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by a Fund and another advisory account.

In making such allocations the main factors to be considered will be the respective investment objectives, the relative size of the portfolio holdings of the same or comparable securities, the availability of cash for investment or need to raise cash, and the size of investment commitments generally held. While this procedure could have a detrimental effect on the price or amount of the securities (or in the case of dispositions, the demand for securities) available to the Funds from time to time, it is the opinion of the Board of Trustees that the benefits available from the Nuveen Asset Management organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions.

The following table sets forth the aggregate amount of brokerage commissions paid by the Funds for the specified periods:

	Aggregate Amount of Brokerage Commissions
Fund	7/30/12- 9/30/12	10/1/12- 9/30/13	10/1/13- 9/30/14
Nuveen Gresham Diversified Commodity Strategy Fund	$—	$6,616	$17,003
Nuveen Gresham Long/Short Commodity Strategy Fund	—	16,159	22,013

Brokerage commissions paid by the Fund may vary significantly from year to year. The aggregate amount of brokerage commissions paid by Nuveen Gresham Diversified Commodity Strategy Fund increased significantly during the most recent fiscal year compared with the two prior fiscal years primarily due to an increase in the size of the Fund.

During the fiscal year ended September 30, 2014, the Funds did not pay commissions to brokers in return for research services.

The Funds have acquired during the fiscal year ended September 30, 2014 the securities of their regular brokers or dealers as defined in Rule 10b-1 under the 1940 Act or of the parents of the brokers or dealers. The following table sets forth those brokers or dealers and states the value of each Fund’s aggregate holdings of the securities of each issuer as of close of the fiscal year ended September 30, 2014:

Fund	Broker/Dealer	Issuer	Aggregate Fund Holdings of Broker/Dealer or Parent (as of September 30, 2014)
Nuveen Gresham Diversified Commodity Strategy Fund	State Street Bank & Trust Co.	Fixed Income Clearing Corporation, Repurchase Agreement	$9,109,848
		State Street Bank, Repurchase Agreement	4,182,359
Nuveen Gresham Long/Short Commodity Strategy Fund	State Street Bank & Trust Co.	Fixed Income Clearing Corporation, Repurchase Agreement	691,075
		State Street Bank, Repurchase Agreement	574,655

Under the 1940 Act, a Fund may not purchase portfolio securities from any underwriting syndicate of which the Distributor is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of a security purchased by a Fund, the amount of securities that may be purchased in any one issue and the assets of a Fund that may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees, including a majority of the independent trustees.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Nuveen Mutual Funds have adopted a portfolio holdings disclosure policy which governs the dissemination of the Funds’ portfolio holdings. In accordance with this policy, the Funds may provide portfolio holdings information to third parties no earlier than the time a report is filed with the SEC that is required to contain such information or one day after the information is posted on the Funds’ publicly accessible website, www.nuveen.com. A complete list of portfolio holdings information is generally made available on the Funds’ website ten business days after the end of the month. Additionally, the Funds publish on the website a list of their top ten holdings as of the end of each month, approximately two to five business days after the end of the month for which the information is current. This information will remain available on the website at least until the Funds file with the SEC their Forms N-CSR or Forms N-Q for the period that includes the date as of which the website information is current.

Additionally, the Funds may disclose portfolio holdings information that has not been included in a filing with the SEC or posted on the Funds’ website (i.e., non-public portfolio holdings information) only if there is a legitimate business purpose for doing so and if the recipient is required, either by explicit agreement or by virtue of the recipient’s duties to the Funds as an agent or service provider, to maintain the confidentiality of the information and to not use the information in an improper manner (e.g., personal trading). In this connection, the Funds may disclose on an ongoing basis non-public portfolio holdings information in the normal course of their investment and administrative operations to various service providers, including the Adviser and/or Sub-Adviser, independent registered public accounting firm, custodian, financial printer, proxy voting service(s), and to the legal counsel for the Funds’ independent trustees. Also, the Adviser may transmit to service providers non-public portfolio holdings information to enable the Adviser to perform portfolio attribution analysis using third-party systems and software programs. The Adviser and/or Sub-Adviser may also provide certain portfolio holdings information to broker-dealers from time to time in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities. In providing this information, reasonable precautions are taken in an effort to avoid potential misuse of the disclosed information, including limitations on the scope of the portfolio holdings information disclosed, when appropriate. The Funds, the Adviser, and the Sub-Adviser have not received compensation or other consideration in exchange for the disclosure of portfolio holdings.

Non-public portfolio holdings information may be provided to other persons if approved by the Funds’ Chief Administrative Officer or Secretary upon a determination that there is a legitimate business purpose for doing so, the disclosure is consistent with the interests of the Funds, and the recipient is obligated to maintain the confidentiality of the information and not misuse it.

Compliance officers of the Funds and the Adviser and Sub-Adviser periodically monitor overall compliance with the policy to ascertain whether portfolio holdings information is disclosed in a manner that is consistent with the Funds’ policy. Reports are made to the Funds’ Board of Trustees on an annual basis.

There is no assurance that the Funds’ policies on portfolio holdings information will protect the Funds from the potential misuse of portfolio holdings information by individuals or firms in possession of such information.

The following parties currently receive non-public portfolio holdings information regarding one or more of the Nuveen Mutual Funds on an ongoing basis pursuant to the various arrangements described above:

ADP Investor Communications Services

Advent

Barclays Capital, Inc.

Barra

Bloomberg

Broadridge Systems

Cardinal Print

Chapman and Cutler LLP

Commerz Markets LLC

Coates Analytics

Eagle Investment Systems, LLC

Electra Information Systems

Ernst & Young LLP

FactSet Research Systems

Financial Graphic Services

Glass, Lewis & Co.

Interactive Data Pricing and Reference

Investortools

ISS

KPMG LLP

Lipper Inc.

Markit

Moody’s

Morningstar, Inc.

Narrative Science

PricewaterhouseCoopers LLP

PricingDirect Inc.

Rimes Technologies Corporation

R.R. Donnelley

Simcorp USA

Standard & Poor’s

State Street Bank & Trust Co.

Strategic Insight

ThomsonReuters LLC

U.S. Bancorp Fund Services, LLC

U.S. Bank N.A.

Vestek Systems, Inc.

Vickers

Wilshire Associates Incorporated

NET ASSET VALUE

Each Fund’s net asset value is determined as set forth in the Prospectus under “General Information—Net Asset Value.”

SHARES OF BENEFICIAL INTEREST

The Board of Trustees of the Trust is authorized to issue an unlimited number of shares in one or more series, which may be divided into classes of shares. Currently, there are four series authorized and outstanding, each of which may be generally divided into different classes of shares designated as Class A shares, Class C shares, Class R3 shares and Class I shares. Each class of shares represents an interest in the same portfolio of investments of a Fund. Each class of shares has equal rights as to voting, redemption, dividends and liquidation, except that each bears different class expenses, including different distribution and service fees, and each has exclusive voting rights with respect to any distribution or service plan applicable to its shares. There are no conversion, preemptive or other subscription rights. The Board of Trustees of the Trust has the right to establish additional series and classes of shares in the future, to change those series or classes and to determine the preferences, voting powers, rights and privileges thereof.

The Trust is not required and does not intend to hold annual meetings of shareholders. Shareholders owning more than 10% of the outstanding shares of a Fund have the right to call a special meeting to remove trustees or for any other purpose.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However,

the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees. The Trust’s Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or a Fund itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is remote.

The following table sets forth the percentage ownership of each person, who, as of January 5, 2015, owned of record, or is known by the Trust to have owned of record or beneficially, 5% or more of any class of a Fund’s shares. As of January 5, 2015, Nuveen Investments owned a substantial portion of Nuveen Gresham Long/Short Commodity Strategy Fund and, accordingly, controlled the Fund. A party that controls a Fund may be able to significantly influence the outcome of any item presented to shareholders for approval.

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership

Nuveen Gresham Diversified Commodity Strategy Fund Class A Shares	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	36.19%

	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	9.60%

	Stifel Nicolaus & Co Inc Charles W Springer 501 N Broadway Fl 8 Saint Louis MO 63102-2188	7.54%

	Stifel Nicolaus & Co Inc Jean Mandiberg 501 N Broadway Fl 8 Saint Louis MO 63102-2188	6.72%

	Stifel Nicolaus & Co Inc Edward Chesler Judith Chesler Jt Ten 501 N Broadway Fl 8 Saint Louis MO 63102-2188	6.35%

	Stifel Nicolaus & Co Inc Joan Casagrande IRA 501 N Broadway Fl 8 Saint Louis MO 63102-2188	5.55%

	LPL Financial FBO Customer Accounts Attn Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	5.38%

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership

Nuveen Gresham Diversified Commodity Strategy Fund Class C Shares	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	58.85%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	39.42%

Nuveen Gresham Diversified Commodity Strategy Fund Class I Shares	Capinco C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	28.49%

	Charles Schwab & Co Inc Special Custody Account For Benefit of Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	25.31%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	21.43%

	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	7.44%

Nuveen Gresham Long/Short Commodity Strategy Fund Class A Shares	Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	75.38%

	Edward D Jones & Co For the Benefit of Customers 12555 Manchester Rd Saint Louis MO 63131-3729	8.12%

	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	5.32%

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership

Nuveen Gresham Long/Short Commodity Strategy Fund Class C Shares	Nuveen Investments Inc Attn Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	68.26%

	Albert J Bruno Louise A Bruno JtWros TOD Et Al 5031 N Newland Ave Chicago IL 60656-3706	14.64%

	Stifel Nicolaus & Co Inc Sam Q Ritchie II IRA R/O 501 N Broadway Fl 8 Saint Louis MO 63102-2188	9.33%

	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	7.78%

Nuveen Gresham Long/Short Commodity Strategy Fund Class I Shares	Nuveen Investments Inc Attn Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	55.85%

	George H McLaughlin Ttee The Gimi & Jef 2012 Family Trust 257 Park Ave S Rm 700 New York NY 10010-7304	40.42%

TAX MATTERS

Federal Income Tax Matters

This section summarizes some of the main U.S. federal income tax consequences of owning shares of a Fund. This section is current as of the date of this SAI. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer or other investor with special circumstances, or if you are investing through a tax-deferred account, such as an IRA or 401(k) plan. In addition, this section does not describe your state, local or non-U.S. tax consequences. This federal income tax summary is based in part on the advice of counsel to the Funds. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, Funds’ counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Funds. Consequently, this summary may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law. As with any investment, you should seek advice based on your individual circumstances from your own tax professional.

Fund Status

Each Fund intends to qualify as a “regulated investment company” (“RIC”) under the federal tax laws. If a Fund qualifies as a RIC and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes. If a Fund fails for any taxable year to qualify as a regulated investment company for federal income tax purposes, the Fund itself will generally be subject to federal income taxation (which will reduce the amount of Fund income available for distribution) and your tax consequences will be different from those described in this section (for example, all distributions to you will generally be taxed as ordinary income, even if those distributions are derived from capital gains realized by a Fund).

Qualification as a Regulated Investment Company

As a RIC, a Fund generally will not be subject to federal income tax on the portion of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income and 90% of its net tax-exempt interest income for the year (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are generally described below. Each Fund also intends to make such distributions as are necessary to avoid the otherwise applicable 4% non-deductible excise tax on certain undistributed earnings.

In addition to satisfying the Distribution Requirement, each Fund must, among other things, derive in each taxable year at least 90% of its gross income from (1) dividends, interest, certain payments with respect to securities loans, gains from the sale or disposition of stock, securities or non-U.S. currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (2) net income derived from an interest in “qualified publicly traded partnerships” (as such term is defined in the Code). Each Fund must also satisfy an asset diversification test in order to qualify as a RIC. Under this test, at the close of each quarter of a Fund’s taxable year, (1) 50% or more of the value of the Fund’s assets must be represented by cash and cash items (including receivables), United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund’s assets may be invested in securities of (a) any one issuer (other than U.S. government securities or securities of other RICs), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses or (b) in the securities of one or more “qualified publicly traded partnerships” (as such term is defined in the Code). There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis and certain corrective action is taken and certain tax payments are made by a Fund.

Distributions

Fund distributions are generally taxable. After the end of each year, you will receive a tax statement that separates your Fund’s distributions into three categories, ordinary income distributions, capital gains dividends and returns of capital. Ordinary income distributions are generally taxed at your ordinary tax rate. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your shares. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, a Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be immediately taxable to you unless the distribution exceeds your basis in your shares. The tax status of your distributions from your Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from your Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year. Under the “Health Care and Education Reconciliation Act of 2010,” income from the Funds may also be subject to a new 3.8 percent “Medicare tax” imposed for taxable years beginning after 2012. This tax will generally apply to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

Dividends Received Deduction

A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to dividends received from the Funds, because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by a Fund from certain corporations may be reported by the Fund as being eligible for the dividends received deduction.

If You Sell or Redeem Shares

If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares.

Taxation of Capital Gains and Losses

If you are an individual, the maximum marginal stated federal tax rate for net capital gains is generally 20% for taxpayers in the 39.6% tax bracket, 15% for taxpayers in the 25%, 28%, 33% and 35% tax brackets and 0% for taxpayers in the 10% and 15% tax brackets. Some capital gains dividends from your Fund may be subject to a higher marginal stated federal tax rate. Capital gains may also be subject to the “Medicare tax” described above.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from your Fund and sell your share at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations.

Exchanges

If you exchange shares of a Fund for shares of another Nuveen Mutual Fund, the exchange would generally be considered a sale for federal income tax purposes.

Investment in the Subsidiaries

Each Fund’s ability to make direct and indirect investments in commodities and certain related investments is limited by the Fund’s intention to qualify as a RIC under the Code. If a Fund does not appropriately limit such investments or if such investments are recharacterized for U.S. tax purposes, the Fund’s status as a RIC may be jeopardized. Each Fund’s investment in its Subsidiary is intended to provide additional exposure to commodities while allowing the Fund to satisfy the requirements applicable to RICs. In the past, the IRS had issued private letter rulings to RICs to the effect that income deemed to be received from their wholly-owned subsidiaries meets the requirements of RIC qualification without regard to whether it is currently paid to the parent mutual fund in the form of a cash dividend (“repatriated”). In 2011, the IRS suspended the issuance of such rulings while it considers the release of published guidance on the issue. It is unclear whether such guidance will be favorable to RICs or would eliminate the need for newly organized funds to seek their own rulings. The Funds have not received a private letter ruling. In the absence of a private letter ruling or guidance to the same or similar effect, the Funds will rely upon an opinion of counsel to the effect that, consistent with Section 851(b) of the Code, income received from a controlled foreign corporation (“CFC”) by a RIC will be considered qualifying income if it is distributed from the CFC in the year earned, and the Subsidiaries will be operated consistent with this statutory provision. However, if a Fund were to fail to qualify as a RIC in any taxable year, and were ineligible to or otherwise did not cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would generally be taxable to shareholders as dividend income. If the Subsidiaries do not make the distributions, or do not make the distributions in the year earned, the Funds may still be required to recognize the Subsidiaries’ commodities income for the purposes of calculating the Funds’ own taxable income. It is anticipated that for federal income tax purposes, income and capital gain earned by the Subsidiaries and distributed to the Funds and their shareholders will be considered a distribution of net investment income generally taxable to shareholders as ordinary income. Net losses earned by the Subsidiaries may not be netted with income or gain earned within the Funds and may not be carried forward for use in future years.

Deductibility of Fund Expenses

Expenses incurred and deducted by your Fund will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these Fund expenses as income. In these cases you may be able to take a deduction for these expenses. However, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual’s adjusted gross income. Some individuals may also be subject to further limitations on the amount of their itemized deductions, depending on their income.

Non-U.S. Tax Credit

If your Fund invests in any non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes your Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes your Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

Investments in Certain Non-U.S. Corporations

If your Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, your Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. Your Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. Your Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, your Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, your Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax. Dividends paid by PFICs are not treated as qualified dividend income.

Non-U.S. Investors

If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from a Fund will be characterized as dividends for federal income tax purposes (other than dividends which a Fund properly reports as capital gain dividends) and will be subject to U.S. income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from a Fund that are properly reported by a Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that a Fund makes certain elections and certain other conditions are met. In addition, distributions in respect of shares may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners. Dispositions of shares by such persons may be subject to such withholding after December 31, 2016.

Capital Loss Carry-Forward

When a Fund has a capital loss carry-forward, it does not make capital gains distributions until the loss has been offset or expired. As of September 30, 2014, the Funds did not have any capital loss carry-forwards available for federal income tax purposes.

PURCHASE AND REDEMPTION OF FUND SHARES

As described in the Prospectus, the Funds provide you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences.

Each class of shares of a Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects except that each class bears its own class expenses, including distribution and administration expenses, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary among a Fund’s classes of shares. There are no conversion, preemptive or other subscription rights.

Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses generally will include distribution and service fees for those classes that pay such fees.

The expenses to be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) SEC and state securities registration fees incurred by a specific class of shares, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal expenses relating to a specific class of shares, (vi) trustees’ fees or expenses incurred as a result of issues relating to a specific class of shares, (vii) accounting expenses relating to a specific class of shares and (viii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.

Class A Shares

Class A shares may be purchased at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. Shareholders may qualify for a reduced sales charge, or the sales charge may be waived in its entirety, as described below. Class A shares are also subject to an annual service fee of 0.25%. See “Distribution and Service Plan.” Set forth below is an example of the method of computing the offering price of the Class A shares of a Fund. The example assumes a purchase on September 30, 2014 of Class A shares of Nuveen Gresham Diversified Commodity Strategy Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares.

Net asset value per share	$16.75
Per share sales charge—5.75% of public offering price (6.09% of net asset value per share)	1.02

Per share offering price to the public	$17.77

Each Fund receives the entire net asset value of all Class A shares that are sold. The Distributor retains the full applicable sales charge from which it pays the uniform reallowances shown in the Prospectus to financial intermediaries.

Reduction or Elimination of Up-Front Sales Charge on Class A Shares

Rights of Accumulation. You may qualify for a reduced sales charge on a purchase of Class A shares of a Fund if the amount of your purchase, when added to the value that day of all of your shares of any Nuveen Mutual Fund, falls within the amounts stated in the Class A Sales Charges and Commissions table in “How You Can Buy and Sell Shares” in the Prospectus. You or your financial advisor must notify the Distributor or the Fund’s transfer agent of any cumulative discount whenever you plan to purchase Class A shares of a Fund that you wish to qualify for a reduced sales charge.

Letter of Intent. You may qualify for a reduced sales charge on a purchase of Class A shares of a Fund if you plan to purchase Class A shares of Nuveen Mutual Funds over the next 13 months and the total amount of your purchases would, if purchased at one time, qualify you for one of the reduced sales charges shown in the Class A Sales Charges and Commissions table in “How You Can Buy and Sell Shares” in the Prospectus. In order to take advantage of this option, you must complete the applicable section of the Application Form or sign and deliver to your financial advisor or other financial intermediary or to the Fund’s transfer agent a written Letter of Intent in a form acceptable to the Distributor. A Letter of Intent states that you intend, but are not obligated, to purchase over the next 13 months a stated total amount of Class A shares that would qualify you for a reduced sales charge shown above. You may count shares of all Nuveen Mutual Funds that you already own and any Class C and Class I shares of a Nuveen Mutual Fund that you purchase over the next 13 months towards completion of your investment program, but you will receive a reduced sales charge only on new Class A shares you purchase with a sales charge over the 13 months. You cannot count towards completion of your investment program Class A shares that you purchase without a sales charge through investment of distributions from a Nuveen Mutual Fund or a Nuveen Defined Portfolio, or otherwise.

By establishing a Letter of Intent, you agree that your first purchase of Class A shares of a Fund following execution of the Letter of Intent will be at least 5% of the total amount of your intended purchases. You further agree that shares representing 5% of the total amount of your intended purchases will be held in escrow pending completion of these purchases. All dividends and capital gains distributions on Class A shares held in escrow will be credited to your account. If total purchases, less redemptions, prior to the expiration of the 13 month period equal or exceed the amount specified in your Letter of Intent, the Class A shares held in escrow will be transferred to your account. If the total purchases, less redemptions, are less than the amount specified, you must pay the Distributor an amount equal to the difference between the amounts paid for these purchases and the amounts which would have been paid if the higher sales charge had been applied. If you do not pay the additional amount within 20 days after written request by the Distributor or your financial advisor, the Distributor will redeem an appropriate number of your escrowed Class A shares to meet the required payment. By establishing a Letter of Intent, you irrevocably appoint the Distributor as attorney to give instructions to redeem any or all of your escrowed shares, with full power of substitution in the premises.

You or your financial advisor must notify the Distributor or the Funds’ transfer agent whenever you make a purchase of Fund shares that you wish to be covered under the Letter of Intent option.

For purposes of determining whether you qualify for a reduced sales charge as described under Rights of Accumulation and Letter of Intent, you may include together with your own purchases those made by your spouse or domestic partner and your children under the age of 21 years, whether these purchases are made through a taxable or non-taxable account. You may also include purchases made by a corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing. In addition, a trustee or other fiduciary can count all shares purchased for a single trust, estate or other single fiduciary account that has multiple accounts (including one or more employee benefit plans of the same employer).

Elimination of Sales Charge on Class A Shares. Class A shares of a Fund may be purchased at net asset value without a sales charge by the following categories of investors:

•	investors purchasing $1,000,000 or more;

•	current and former trustees/directors of the Nuveen Funds;

•

full-time and retired employees and directors of Nuveen Investments, and subsidiaries thereof, or their immediate family members (immediate family members are defined as their spouses or domestic partners, parents, children, grandparents, grandchildren, parents-in-law, sons-in-law and daughters-in-law, siblings, a sibling’s spouse and a spouse’s siblings);

•	any person who, for at least the last 90 days, has been an officer, director or employee of any financial intermediary, or their immediate family members;

•

bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

•	investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

•	clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services;

•	employer-sponsored retirement plans except SEPs, SAR-SEPs, SIMPLE IRAs and KEOGH plans; and

•

investors purchasing through a financial intermediary that has entered into an agreement with the Distributor to offer the Funds’ shares to self-directed investment brokerage accounts and that may or may not charge a transaction fee to its customers.

You or your financial advisor must notify the Distributor or your Fund’s transfer agent whenever you make a purchase of Class A shares of any Fund that you wish to be covered under these special sales charge waivers.

Class A shares of any Fund may be issued at net asset value without a sales charge in connection with the acquisition by a Fund of another investment company. All purchases under the special sales charge waivers will be subject to minimum purchase requirements as established by the Funds.

The reduced sales charge programs may be modified or discontinued by the Funds at any time. For more information about the purchase of Class A shares or the reduced sales charge program, or to obtain the required application forms, call Nuveen Investor Services toll-free at (800) 257-8787.

Class C Shares

You may purchase Class C shares at a public offering price equal to the applicable net asset value per share without any up-front sales charge. Class C shares are subject to an annual distribution fee of 0.75% to compensate the Distributor for paying your financial advisor or other financial intermediary an ongoing sales commission. Class C shares are also subject to an annual service fee of 0.25% to compensate financial intermediaries for providing you with ongoing financial advice and other account services. The Distributor compensates financial intermediaries for sales of Class C shares at the time of the sale at a rate of 1.00% of the amount of Class C shares purchased, which represents an advance of the first year’s distribution fee of 0.75% plus an advance on the first year’s annual service fee of 0.25%. See “Distribution and Service Plan.”

Class C share purchase orders equaling or exceeding $1,000,000 will not be accepted. In addition, Class C share purchase orders for a single purchaser that, when added to the value that day of all of such purchaser’s shares of any class of any Nuveen Mutual Fund, cause the purchaser’s cumulative total of shares in Nuveen Mutual Funds to equal or exceed $1,000,000 will not be accepted. Your financial intermediary may set a lower maximum for Class C shares. Shareholders purchasing Class C shares should consider whether they would qualify for a reduced or eliminated sales charge on Class A shares that would make purchasing Class A shares a better choice. Class A share sales charges can be reduced or eliminated based on the size of the purchase, or pursuant to a letter of intent or rights of accumulation. See “Reduction or Elimination of Up-Front Sales Charge on Class A Shares” above.

Redemption of Class C shares within 12 months of purchase may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% of the lower of the purchase price or redemption proceeds. Because Class C shares do not convert to Class A shares and continue to pay an annual distribution fee indefinitely, Class C shares should normally not be purchased by an investor who expects to hold shares for significantly longer than eight years.

Reduction or Elimination of Contingent Deferred Sales Charge

Class A shares are normally redeemed at net asset value, without any CDSC. However, in the case of Class A shares purchased at net asset value without a sales charge because the purchase amount exceeded $1 million, a CDSC is imposed on any redemption within 18 months of purchase.

Class C shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1.00% is imposed upon any redemption within 12 months of purchase (except in cases where a shareholder is eligible for a waiver).

In determining whether a CDSC is payable, each Fund will first redeem shares not subject to any charge and then will redeem shares held for the longest period, unless the shareholder specifies another order. No CDSC is charged on shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of shares into another Nuveen Mutual Fund. The holding period is calculated on a monthly basis and begins on the first day of the month in which the purchase was made. The CDSC is assessed on an amount equal to the lower of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases of net asset value above the initial purchase price. The Distributor receives the amount of any CDSC shareholders pay.

The CDSC may be waived or reduced under the following circumstances: (i) in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (ii) in the event of the death of the shareholder (including a registered joint owner); (iii) for redemptions made pursuant to a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account’s net asset value depending on the frequency of the plan as designated by the shareholder; (iv) redemptions in connection with a payment of account or plan fees; (v) redemptions in connection with the exercise of a Fund’s right to redeem all shares in an account that does not maintain a certain minimum balance or that the Board of Trustees has determined may have material adverse consequences to the shareholders of a Fund; (vi) in whole or in part for redemptions of shares by shareholders with accounts in excess of specified breakpoints that correspond to the breakpoints under which the up-front sales charge on Class A shares is reduced pursuant to Rule 22d-1 under the Act; (vii) redemptions of shares purchased under circumstances or by a category of investors for which Class A shares could be purchased at net asset value without a sales charge; (viii) redemptions of Class C shares in cases where the Distributor did not advance the first year’s service and distribution fees when such shares were purchased; and (ix) redemptions of Class A shares where the Distributor did not pay a sales commission when such shares were purchased. If a Fund waives or reduces the CDSC, such waiver or reduction would be uniformly applied to all Fund shares in the particular category. In waiving or reducing a CDSC, the Funds will comply with the requirements of Rule 22d-1 under the 1940 Act.

In addition, the CDSC will be waived in connection with the following redemptions of shares held by an employer-sponsored qualified defined contribution retirement plan: (i) partial or complete redemptions in connection with a distribution without penalty under Section 72(t) of the Code from a retirement plan: (a) upon attaining age 59 1/2, (b) as part of a series of substantially equal periodic payments, or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connection with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination or transfer to another employer’s plan or IRA; and (iv) redemptions resulting from the return of an excess contribution. The CDSC will also be waived in connection with the following redemptions of shares held in an IRA account: (i) for redemptions made pursuant to an IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 59 1/2; and (ii) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder’s Nuveen IRA accounts).

Class I Shares

Class I shares are available for purchase by clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services. Such clients may include individuals, corporations, endowments and foundations. The minimum initial investment for such clients is $100,000, but this minimum will be lowered to $250 for clients of financial intermediaries that have accounts holding Class I shares with an aggregate value of at least $100,000. The Distributor may also lower the minimum to $250 for clients of financial intermediaries anticipated to reach this Class I share holdings level.

Class I shares are also available for purchase by family offices and their clients. A family office is a company that provides certain financial and other services to a high net worth family or families. The minimum initial investment for family offices and their clients is $100,000, but this minimum will be lowered to $250 for clients of family offices that have accounts holding Class I shares with an aggregate value of at least $100,000. The Distributor may also lower the minimum to $250 for clients of family offices anticipated to reach this Class I share holdings level.

Class I shares also are available for purchase, with no minimum initial investment, by the following categories of investors:

•	employer-sponsored retirement plans, except SEPs, SAR-SEPs, SIMPLE IRAs and KEOGH plans;

•

bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

•	advisory accounts of Nuveen Fund Advisors and its affiliates, including other Nuveen Mutual Funds whose investment policies permit investments in other investment companies;

•	any registered investment company that is not affiliated with the Nuveen Funds and which invests in securities of other investment companies;

•	any plan organized under section 529 under the Code (i.e., a 529 plan);

•	participants in the TIAA-CREF Investment Solutions IRA;

•

current and former trustees/directors of any Nuveen Fund, and their immediate family members (“immediate family members” are defined as spouses or domestic partners, parents, children, grandparents, grandchildren, parents-in-law, sons-in-law and daughters-in-law, siblings, a sibling’s spouse and a spouse’s siblings);

•	officers, directors and former directors of Nuveen Investments and its affiliates, and their immediate family members;

•

full-time and retired employees of Nuveen Investments and its affiliates, and their immediate family members, including any corporation, partnership, sole proprietorship or other business organization that is wholly owned by one or more of such persons; and

•	any person who, for at least the last 90 days, has been an officer, director or employee of any financial intermediary, and their immediate family members.

Any shares purchased by investors falling within any of the last four categories listed above must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by a Fund.

Holders of Class I shares may purchase additional Class I shares using dividends and capital gains distributions on their shares.

If you are eligible to purchase either Class I shares or Class A shares without a sales charge at net asset value, you should be aware of the differences between these two classes of shares. Class A shares are subject to an annual service fee to compensate financial intermediaries for providing you with ongoing account services. Class I shares are not subject to a distribution or service fee and, consequently, holders of Class I shares may not receive the same types or levels of services from financial intermediaries. In choosing between Class A shares and Class I shares, you should weigh the benefits of the services to be provided by financial intermediaries against the annual service fee imposed upon the Class A shares.

Shareholder Programs

Exchange Privilege

You may exchange Fund shares into an identically registered account for the same class of another Nuveen Mutual Fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may also, under certain limited circumstances, exchange between certain classes of shares of the same Fund. An exchange between classes of shares of the same Fund may not be considered a taxable event; please consult your own tax advisor for further information.

If you hold your shares directly with a Fund, you may exchange your shares by either sending a written request to the applicable Fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530 or by calling Nuveen Investor Services toll free at (800) 257-8787.

If you exchange shares between different Nuveen Mutual Funds and your shares are subject to a CDSC, no CDSC will be charged at the time of the exchange. However, if you subsequently redeem the shares acquired through the exchange, the redemption may be subject to a CDSC, depending on when you purchased your original shares and the CDSC schedule of the fund from which you exchanged your shares. If you exchange between classes of shares of the same Fund and your original shares are subject to a CDSC, the CDSC will be assessed at the time of the exchange.

For federal income tax purposes, an exchange between different Nuveen Mutual Funds constitutes a sale and purchase of shares and may result in capital gain or loss. Before making any exchange, you should obtain the Prospectus for the Nuveen Mutual Fund you are purchasing and read it carefully. If the registration of the account for the Fund you are purchasing is not exactly the same as that of the fund account from which the exchange is made, written instructions from all holders of the account from which the exchange is being made must be received, with signatures guaranteed by a member of an approved Medallion Signature Guarantee Program or in such other manner as may be acceptable to the Fund. You may also exchange shares by telephone if you authorize telephone exchanges by checking the applicable box on the Application Form or by calling Nuveen Investor Services toll-free at (800) 257-8787 to obtain an authorization form. Each Fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange. Shareholders will be provided with at least 60 days’ notice of any material revision to or termination of the exchange privilege.

The exchange privilege is not intended to permit a Fund to be used as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management, raise expenses and otherwise have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Fund management believes doing so would be in the best interest of the Fund, each Fund reserves the right to revise or terminate the exchange privilege, or limit the amount or number of exchanges or reject any exchange. Shareholders would be notified of any such action to the extent required by law. See “Frequent Trading Policy” below.

Reinstatement Privilege

If you redeemed Class A, Class C or Class I shares of a Nuveen Mutual Fund, you have up to one year to reinvest all or part of the full amount of the redemption in the same class of shares of any Nuveen Mutual Fund at net asset value. This reinstatement privilege can be exercised only once for any redemption, and reinvestment will be made at the net asset value next calculated after reinstatement of the appropriate class of Fund shares. If you reinstate shares that were subject to a CDSC, any shares purchased pursuant to the reinstatement privilege will not be subject to a CDSC. The federal income tax consequences of any capital gain realized on a redemption will not be affected by reinstatement, but a capital loss may be disallowed in whole or in part depending on the timing, the amount of the reinvestment and the fund from which the redemption occurred.

Suspension of Right of Redemption

Each Fund may suspend the right of redemption of Fund shares or delay payment more than seven days (a) during any period when the New York Stock Exchange (the “NYSE”) is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted or an emergency exists as determined by the SEC so that trading of the Fund’s investments or determination of its net asset value is not reasonably practicable, or (c) for any other periods that the SEC by order may permit for protection of Fund shareholders.

Frequent Trading Policy

The Funds’ Frequent Trading Policy is as follows:

Nuveen Mutual Funds are intended as long-term investments and not as short-term trading vehicles. At the same time, the Funds recognize the need of investors to periodically make purchases and redemptions of Fund shares when rebalancing their portfolios and as their financial needs or circumstances change. Nuveen Mutual Funds have adopted the following Frequent Trading Policy that seeks to balance these needs against the potential for higher operating costs, portfolio management disruption and other inefficiencies that can be caused by excessive trading of Fund shares.

1. Definition of Round Trip

A Round Trip trade is the purchase and subsequent redemption of Fund shares, including by exchange. Each side of a Round Trip trade may be comprised of either a single transaction or a series of closely-spaced transactions.

2. Round Trip Trade Limitations

Nuveen Mutual Funds limit the frequency of Round Trip trades that may be placed in a Fund. Subject to certain exceptions noted below, the Funds limit an investor to two Round Trips per trailing 60-day period.

3. Enforcement

Trades placed in violation of the foregoing policies are subject to rejection or cancellation by Nuveen Mutual Funds. Nuveen Mutual Funds may also bar an investor (and/or the investor’s financial advisor) who has violated these policies from opening new accounts with the Funds and may restrict the investor’s existing account(s) to redemptions only. Nuveen Mutual Funds reserve the right, in their sole discretion, to (a) interpret the terms and application of these policies, (b) waive unintentional or minor violations (including transactions below certain dollar thresholds) if Nuveen Mutual Funds determine that doing so does not harm the interests of Fund shareholders, and (c) exclude certain classes of redemptions from the application of the trading restrictions set forth above.

Nuveen Mutual Funds reserve the right to impose restrictions on purchases or exchanges that are more restrictive than those stated above if they determine, in their sole discretion, that a proposed transaction or series of transactions involve market timing or excessive trading that is likely to be detrimental to the Funds. The Funds may also modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances.

The ability of Nuveen Mutual Funds to implement the Frequent Trading Policy for omnibus accounts at certain financial intermediaries may be dependent on receiving from those intermediaries sufficient shareholder information to permit monitoring of trade activity and enforcement of the Funds’ Frequent Trading Policy. In addition, the Funds may rely on a financial intermediary’s policy to restrict market timing and excessive trading if the Funds believe that the policy is reasonably designed to prevent market timing that is detrimental to the Funds. Such policy may be more or less restrictive than the Funds’ Policy. The Funds cannot ensure that these financial intermediaries will in all cases apply the Funds’ policy or their own policies, as the case may be, to accounts under their control.

Exclusions from the Frequent Trading Policy

As stated above, certain redemptions are eligible for exclusion from the Frequent Trading Policy, including: (i) redemptions or exchanges by shareholders investing through the fee-based platforms of certain financial intermediaries (where the intermediary charges an asset-based or comprehensive “wrap” fee for its services) that are effected by the financial intermediaries in connection with systematic portfolio rebalancing; (ii) when there is a verified trade error correction, which occurs when a dealer firm sends a trade to correct an earlier trade made in error and then the firm sends an explanation to the Nuveen Mutual Funds confirming that the trade is actually an error correction; (iii) in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (iv) in the event of the death of the shareholder (including a registered joint owner); (v) redemptions made pursuant to a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account’s net asset value depending on the frequency of the plan as designated by the shareholder; (vi) redemptions of shares that were purchased through a systematic investment program; (vii) involuntary redemptions caused by operation of law; (viii) redemptions in connection with a payment of account or plan fees; (ix) redemptions or exchanges by any “fund of funds” advised by the Adviser; and (x) redemptions in connection with the exercise of a Fund’s right to redeem all shares in an account that does not maintain a certain minimum balance or that the board has determined may have material adverse consequences to the shareholders of a Fund.

In addition, the following redemptions of shares by an employer-sponsored qualified defined contribution retirement plan are excluded from the Frequent Trading Policy: (i) partial or complete redemptions in connection with a distribution without penalty under Section 72(t) of the Code from a retirement plan: (a) upon attaining age 59 1/2; (b) as part of a series of substantially equal periodic payments; or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connection with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination, transfer to another employer’s plan or IRA or changes in a plan’s recordkeeper; and (iv) redemptions resulting from the return of an excess contribution. Also, the following redemptions of shares held in an IRA account are excluded from the application of the Frequent Trading Policy: (i) redemptions made pursuant to an IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 59 1/2; and (ii) redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account.

Distribution and Service Plan

The Funds have adopted a plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity which is primarily intended to result in the sale of shares, except pursuant to a plan adopted under the Rule. The Plan authorizes a Fund to pay the Distributor distribution and/or shareholder servicing fees on a Fund’s Class A and Class C shares as described below. The distribution fees under the Plan are used for the primary purpose of compensating participating intermediaries for their sales of the Funds. The shareholder servicing fees are used primarily for the purpose of providing compensation for the ongoing servicing and/or maintenance of shareholder accounts. Pursuant to the Plan, Class C shares are subject to an annual distribution fee and Class A and Class C shares are subject to the annual service fees (distribution and service fees collectively referred to herein as “12b-1 fees”). The 12b-1 fees are based on the average daily net assets of the class of shares of a Fund and are as follows:

	Annual Distribution Fee	Annual Service Fee	Total 12b-1 Fee
Class A	—	0.25%	0.25%
Class C	0.75%	0.25%	1.00%

Class I shares are not subject to either distribution or service fees.

The distribution fee applicable to Class C shares under each Fund’s Plan compensates the Distributor for expenses incurred in connection with the distribution of Class C shares. These expenses include payments to financial intermediaries, including the Distributor, who are brokers of record with respect to the Class C shares, as well as, without limitation, expenses of printing and distributing Prospectuses to persons other than shareholders of each Fund, expenses of preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of Class C shares, certain other expenses associated with the distribution of Class C shares, and any other distribution-related expenses that may be authorized from time to time by the Board of Trustees.

The service fee applicable to Class A and Class C shares under each Fund’s Plan is used to compensate financial intermediaries in connection with the provision of ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders.

During the fiscal year ended September 30, 2014, the Funds incurred 12b-1 fees pursuant to their respective Plan in the amounts set forth in the table below. 12b-1 fees are calculated and accrued daily and paid quarterly or at such other intervals as the Board of Trustees may determine. As noted above, no 12b-1 fees are paid with respect to Class I shares. For this period, substantially all of the 12b-1 service fees on Class A shares were paid out as compensation to financial intermediaries for providing services to shareholders relating to their investments. To compensate for commissions advanced to financial intermediaries, all 12b-1 fees on Class C shares during the first year following a purchase are retained by the Distributor. After the first year following a purchase, 12b-1 fees on Class C shares are paid to financial intermediaries.

12b-1 Fees Incurred by Each Fund for the Fiscal Year Ended September 30, 2014
Nuveen Gresham Diversified Commodity Strategy Fund
Class A	$6,021
Class C	4,779
Nuveen Gresham Long/Short Commodity Strategy Fund
Class A	$3,434
Class C	520

The Plan is a “compensation-type” plan under which the Distributor is entitled to receive the distribution and shareholder servicing fees regardless of whether its actual distribution and shareholder servicing expenses are more or less than the amount of the fees. It is therefore possible that the Distributor may realize a profit in a particular year as a result of these payments. The Plan recognizes that the Distributor and the Adviser, in their discretion, may from time to time use their own assets to pay for certain additional costs of distributing Class A and Class C shares. Any such arrangements to pay such additional costs may be commenced or discontinued by the Distributor or the Adviser at any time.

Under each Fund’s Plan, the Fund will report quarterly to the Board of Trustees for its review of all amounts expended per class of shares under the Plan. The Plan may be terminated at any time with respect to any class of shares, without the payment of any penalty, by a vote of a majority of the independent trustees who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securities of such class. The Plan may be renewed from year to year if approved by a vote of the Board of Trustees and a vote of the independent trustees who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the trustees who vote to approve such continuance conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under applicable law, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may not be amended to increase materially the cost which a class of shares may bear under the Plan without the approval of the shareholders of the affected class, and any other material amendments of the Plan must be approved by the independent trustees by a vote cast in person at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, the selection and nomination of the independent trustees of the Trust will be committed to the discretion of the independent trustees then in office. With the exception of the Distributor and its affiliates, no “interested person” of the Funds, as that term is defined in the 1940 Act, and no trustee of the Funds has a direct or indirect financial interest in the operation of the Plan or any related agreement.

If a Fund closes to new investors, it may continue to make payments under the Plan. Such payments would be made for the various services provided to existing shareholders by the participating intermediaries receiving such payments.

General Matters

The Funds have authorized one or more brokers to accept on their behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds’ behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee accepts the order. Customer orders received by such broker (or their designee) will be priced at the applicable Fund’s net asset value next computed after they are accepted by an authorized broker (or their designee). Orders accepted by an authorized broker (or their designee) before the close of regular trading on the NYSE will receive that day’s share price; orders accepted after the close of trading will receive the next business day’s share price.

If you choose to invest in a Fund, an account will be opened and maintained for you by BFDS, the Funds’ shareholder services agent. Shares will be registered in the name of the investor or the investor’s financial advisor. A change in registration or transfer of shares held in the name of a financial advisor may only be made by an order in good standing form from the financial advisor acting on the investor’s behalf. Each Fund reserves the right to reject any purchase order and to waive or increase minimum investment requirements.

The Funds do not issue share certificates.

Distribution Arrangements

The Distributor sells shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as “Dealers”), or others, in a manner consistent with the then effective registration statement of the Trust. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances certain activities incident to the sale and distribution of the Funds’ shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to Dealers.

The Distributor receives for its services the excess, if any, of the sales price of a Fund’s shares less the net asset value of those shares, and reallows a majority or all of such amounts to the Dealers who sold the shares. The Distributor also receives distribution fees pursuant to a distribution plan adopted by the Trust pursuant to Rule 12b-1 and described herein under “Distribution and Service Plan.” The Distributor also receives any CDSCs imposed on redemptions of shares. The Distributor may also act as a Dealer.

The following table sets forth the aggregate amounts of underwriting commissions with respect to the sale of Fund shares, the amount thereof retained by the Distributor and the compensation on redemptions and repurchases received by the Distributor for each of the Funds for the specified periods. All figures are expressed in thousands and are to the nearest thousand.

	Amount of Underwriting Commissions			Amount Retained by the Distributor			Amount of Compensation on Redemptions and Repurchases
	7/30/12- 9/30/12	10/1/12- 9/30/13	10/1/13- 9/30/14	7/30/12- 9/30/12	10/1/12- 9/30/13	10/1/13- 9/30/14	7/30/12- 9/30/12	10/1/12- 9/30/13	10/1/13- 9/30/14
Nuveen Gresham Diversified Commodity Strategy Fund	$—	$10	$3	$—	$1	$—	$—	$—	$—
Nuveen Gresham Long/Short Commodity Strategy Fund	—	—	—	—	—	—	—	—	—

To help financial advisors and investors better understand and more efficiently use the Funds to reach their investment goals, the Distributor may advertise and create specific investment programs and systems. For example, this may include information on how to use the Funds to accumulate assets for future education needs or periodic payments such as insurance premiums. The Distributor may produce software, electronic information sites or additional sales literature to promote the advantages of using the Funds to meet these and other specific investor needs. In addition, wholesale representatives of the Distributor may visit financial advisors on a regular basis to educate them about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law. Nuveen wholesalers may receive additional compensation if they meet certain targets for sales of one or more Nuveen Mutual Funds.

Additional Payments to Financial Intermediaries and Other Payments

As described in the Prospectus and elsewhere in this SAI, intermediaries that sell shares of the Nuveen Mutual Funds or provide services to their shareholders, such as brokers, dealers, banks, registered investment advisers, retirement plan administrators and other intermediaries (individually, an “Intermediary,” and collectively, “Intermediaries”), may receive sales charge payments and, out of Fund assets, may be paid Rule 12b-1 distribution and service payments and sub-transfer agency payments. The Distributor and the Adviser may make additional payments out of their own assets to selected Intermediaries. These payments are made for the purposes of promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services.

The amounts of these payments could be significant and may create an incentive for an Intermediary or its representatives to recommend or offer shares of the Nuveen Mutual Funds to its customers. The Intermediary may elevate the prominence or profile of the Funds within the Intermediary’s organization by, for example, placing the Funds on a list of preferred or recommended funds and/or granting the Distributor preferential or enhanced opportunities to promote the Funds in various ways within the Intermediary’s organization.

These payments are made pursuant to negotiated agreements with Intermediaries. The payments do not change the price paid by investors for the purchase of a share or the amount a Fund will receive as proceeds from such sales. Furthermore, these payments are not reflected in the fees and expenses listed in the fee table section of the Funds’ Prospectus and described above because they are not paid by the Funds.

The categories of payments described below are not mutually exclusive, and a single Intermediary may receive payments under all categories.

Distribution-Related Payments

The Distributor or the Adviser may from time to time make payments (sometimes referred to as “revenue sharing” payments) to selected Intermediaries as compensation for services such as providing the Funds with “shelf space” or a higher profile for the Intermediary’s personnel or their customers, placing the Funds on the Intermediary’s preferred or recommended fund list, granting access to sales meetings, sales representatives and management representatives of the Intermediary, providing assistance in training and educating the Intermediary’s personnel on the Funds, and furnishing marketing support and other services.

The Adviser and/or the Distributor compensate Intermediaries differently depending upon, among other factors, the number or value of Nuveen Mutual Funds shares that the Intermediary sells or may sell, the value of the assets invested in the Nuveen Mutual Funds by the Intermediary’s customers, redemption rates, ability to attract and retain assets, reputation in the industry and the level and/or type of marketing assistance and educational activities provided by the Intermediary. Such payments are generally asset-based but also may include the payment of a lump sum.

Servicing Payments

The Adviser and/or the Distributor may make payments to selected Intermediaries that are registered as holders or dealers of record for accounts invested in one or more of the Nuveen Mutual Funds or that make Nuveen Mutual Fund shares available through employee benefit plans or fee-based advisory programs to compensate them for the variety of services they provide.

Services for which an Intermediary receives servicing payments typically include recordkeeping, reporting, or transaction processing, but may also include services rendered in connection with fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. An Intermediary may perform the services itself or may arrange with a third party to perform such services.

TIAA-CREF Individual & Institutional Services, LLC (“TIAA-CREF IIS”), an affiliate of the Adviser, is one intermediary that receives servicing payments. The shareholder services agreement between TIAA-CREF IIS and the Distributor provides that in exchange for such services, TIAA-CREF IIS will receive payments of 0.25% of the average net assets of Fund shares on the TIAA-CREF IIS retirement platform on an annual basis. The Distributor has agreed to pay the portion of the fee that represents 0.05% of the average net assets of Fund shares attributable to TIAA-CREF IIS and the Funds will pay the remainder.

Servicing payments typically apply to employee benefit plans, such as retirement plans, or fee-based advisory programs but may apply to retail sales and assets in certain situations. The payments are based on such factors as the type and nature of services or support furnished by the Intermediary and are generally asset-based.

Distribution-Related and Servicing Payment Guidelines

In the case of any one Intermediary, marketing support and program servicing payments made by the Adviser and/or the Distributor are not expected, with certain limited exceptions, to exceed, in the aggregate, 0.35% of the average net assets of Fund shares attributable to that Intermediary on an annual basis. In connection with the sale of a business by U.S. Bank N.A. to Great-West Life & Annuity Insurance Company (“Great-West”), the Adviser and/or the Distributor has a services agreement with GWFS Equities, Inc., an affiliate of Great-West, which provides for payments of up to 0.60% of the average net assets of Fund shares attributable to GWFS Equities, Inc. on an annual basis (which amount also includes payments by the Funds for sub-transfer agency services).

Other Payments

From time to time, the Adviser and/or the Distributor, at their expense, may provide other compensation to Intermediaries that sell or arrange for the sale of shares of the Funds, which may be in addition to the distribution-related and servicing payments described above. For example, the Adviser and/or the Distributor may: (i) compensate Intermediaries for National Securities Clearing Corporation networking system services (e.g., shareholder communication, account statements, trade confirmations, and tax reporting) on an asset-based or per account basis; (ii) compensate Intermediaries for providing Fund shareholder trading information; (iii) make one-time or periodic payments to reimburse selected Intermediaries for items such as ticket charges (i.e., fees that an Intermediary charges its representatives for effecting transactions in Fund shares) of up to $25 per purchase or exchange order, operational charges (e.g., fees that an Intermediary charges for establishing a Fund on its trading system), and literature printing and/or distribution costs; (iv) at the direction of a retirement plan’s sponsor, reimburse or pay direct expenses of an employee benefit plan that would otherwise be payable by the plan; and (v) provide payments to broker-dealers to help defray their technology or infrastructure costs.

When not provided for in a distribution-related or servicing payment agreement, the Adviser and/or the Distributor may pay Intermediaries for enabling the Adviser and/or the Distributor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other Intermediary employees, client and investor events and other Intermediary-sponsored events, and for travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, asset retention and due diligence trips. These payments may vary depending upon the nature of the event. The Adviser and/or the Distributor make payments for such events as it deems appropriate, subject to its internal guidelines and applicable law.

The Adviser and/or the Distributor occasionally sponsor due diligence meetings for registered representatives during which the registered representatives receive updates on various Nuveen Mutual Funds and are afforded the opportunity to speak with portfolio managers. Although invitations to these meetings are not conditioned on selling a specific number of shares, those who have shown an interest in Nuveen Mutual Funds are more likely to be considered. To the extent permitted by their firm’s policies and procedures, all or a portion of registered representatives’ expenses in attending these meetings may be covered by the Adviser and/or the Distributor.

Representatives of the Distributor or its affiliates may receive additional compensation from the Adviser and/or the Distributor if certain targets are met for sales of one or more Nuveen Mutual Funds. Such compensation may vary by Fund and by affiliate.

Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA. Investors can ask their Intermediary for information about any payments it receives from the Adviser and/or the Distributor and the services it provides for those payments.

Investors may wish to take Intermediary payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

Intermediaries Receiving Additional Payments

The following is a list of Intermediaries eligible to receive one or more of the types of payments discussed above as of January 23, 2015:

ADP Broker-Dealer, Inc.

American United Life Insurance Company

Ameriprise Financial Services, Inc.

Ascensus (formerly BISYS Retirement Services, Inc.)

BB&T

Benefit Plans Administrative Services, Inc.

Benefit Trust Company

Cetera

Charles Schwab & Co., Inc.

Chase Investment Services

Citigroup Global Markets Inc.

Commonwealth Equity Services, LLP, DBA Commonwealth Financial Network

CPI Qualified Plan Consultants, Inc.

Davenport & Co., LLC

Digital Retirement Solutions, Inc.

Dyatech, LLC

Edward Jones

ExpertPlan, Inc.

Fidelity Brokerage Services LLC/National Financial Services LLC

Fidelity Investments Institutional Operations Company, Inc. (FIIOC)/Fidelity Advisors Retirement

Financial Data Services, Inc.

First Clearing

Genesis Employee Benefits, Inc. DBA America’s VEBA Solution

Goldman Sachs

Great West Life and Annuity Insurance Co.

GWFS Equities, Inc.

Hartford Life Insurance Company

Hartford Securities Distribution Company, Inc.

Hewitt Associates LLC

ICMA Retirement Corporation

ING Life Insurance and Annuity Company/ING Institutional Plan Services LLC/ING Financial Advisors, LLC (formerly CitiStreet LLC/CitiStreet Advisors LLC)

J.J.B. Hilliard, W.L. Lyons, Inc.

J.P. Morgan Retirement Plan Services, LLC

Janney Montgomery Scott LLC

LPL Financial Services

Lincoln Retirement Services Company LLC/AMG Service Corp.

Linsco/Private Ledger Corp.

Marshall & Ilsley Trust Company, N.A.

Massachusetts Mutual Life Insurance Company

Mercer HR Outsourcing LLC

Merrill Lynch, Pierce, Fenner & Smith Inc.

Mid Atlantic Capital Corporation

Morgan Stanley & Co., Incorporated/Morgan Stanley Smith Barney LLC

MSCS Financial Services, LLC

National Financial Services, LLC

Nationwide Financial Services, Inc.

Newport Retirement Services, Inc.

NFP Securities, Inc.

Northwestern Mutual

NYLife Distributors LLC

Oppenheimer & Co.

Pershing LLC

Principal Life Insurance Company

Prudential Insurance Company of America (The)

Prudential Investment Management Services, LLC/Prudential Investments LLC

Raymond James & Associates/Raymond James Financial Services, Inc.

RBC Capital Markets, LLC

Reliance Trust Company

Retirement Plan Company, LLC (The)

Robert W. Baird & Co., Inc.

SI Financial Advisors

Southwest Securities, Inc.

Stifel, Nicolaus & Co., Inc.

T. Rowe Price Investment Services, Inc./T. Rowe Price Retirement Plan Services, Inc.

TD Ameritrade, Inc.

TD Ameritrade Trust Company (formerly Fiserv Trust Company/International Clearing Trust Company)

TIAA-CREF Individual & Institutional Services, LLC

U.S. Bancorp Investments, Inc.

U.S. Bank N.A.

UBS Financial Services, Inc.

Unified Trust Company, N.A.

VALIC Retirement Services Company (formerly AIG Retirement Services Company)

Vanguard Group, Inc.

Wedbush Morgan Securities

Wells Fargo Advisors, LLC

Wells Fargo Bank, N.A.

Wells Fargo Institutional Retirement & Trust

Wilmington Trust Company

Wilmington Trust Retirement and Institutional Services Company (formerly AST Capital Trust Company)

Any additions, modifications or deletions to the list of Intermediaries identified above that have occurred since January 23, 2015 are not reflected in the list.

FINANCIAL STATEMENTS

The audited financial statements for each Fund’s most recent fiscal year appear in each Fund’s Annual Report dated September 30, 2014. Each Fund’s Annual Report is incorporated by reference into this SAI and is available without charge by calling (800) 257-8787.

APPENDIX A

RATINGS OF INVESTMENTS

Standard & Poor’s Ratings Group—A brief description of the applicable Standard & Poor’s (“S&P”) rating symbols and their meanings (as published by S&P) follows:

Issue Credit Ratings

A S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

1. Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2. Nature of and provisions of the obligation and the promise S&P imputes;

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty regardless of the anticipated time to default.

C	An obligation rated ‘C’ is currently highly vulnerable to nonpayment and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D	An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Plus (+) or Minus (–): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D	A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

Long-Term Obligation Ratings

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Obligation Ratings

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Medium-Term Note Program Ratings

Moody’s assigns provisional ratings to medium-term note (MTN) programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes).

MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g., senior or subordinated). To capture the contingent nature of a program rating, Moody’s assigns provisional ratings to MTN programs. A provisional rating is denoted by a (P) in front of the rating.

The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer’s default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.

Moody’s encourages market participants to contact Moody’s Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

U.S. Municipal Short-Term Debt and Demand Obligation Ratings

Short-Term Obligation Ratings

The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale.

VMIG 1	This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2	This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3	This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG	This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch Ratings—A brief description of the applicable Fitch Ratings (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. The agency’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.

A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss.

Fitch’s credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation). In such cases, the agency will make clear the assumptions underlying the agency’s opinion in the accompanying rating commentary.

MAI-GRESH-1215P